UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-00810
                                                     ---------

                               Phoenix Series Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               56 Prospect Street
                               Hartford, CT 06115
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

Matthew A. Swendiman                          John R. Flores, Esq.
Counsel & Chief Legal Officer for             Vice President, Counsel
Litigation/Employment Registrant              Phoenix Life Insurance Company
Phoenix Life Insurance Company                One American Row
One American Row                              Hartford, CT  06102
Hartford, CT  06102
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (800) 243-1574
                                                           --------------

                    Date of fiscal year end: October 31
                                             ----------------

                   Date of reporting period: October 31, 2004
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


Annual Report

[GRAPHIC OMITTED] OCTOBER 31, 2004

[GRAPHIC OMITTED]
DUFF & PHELPS
INVESTMENT MANAGEMENT CO.
Phoenix-Duff & Phelps
Core Bond Fund

[GRAPHIC OMITTED]
ENGEMANN
ASSET MANAGEMENT
Phoenix-Engemann Capital Growth Fund
Phoenix-Engemann Mid-Cap Growth Fund

[GRAPHIC OMITTED]
GOODWIN
Phoenix-Goodwin High Yield Fund
Phoenix-Goodwin Money Market Fund

[GRAPHIC OMITTED]
OAKHURST(R)
Phoenix-Oakhurst Balanced Fund

[GRAPHIC OMITTED]
PHOENIX
INVESTMENT PARTNERS, LTD.
COMMITTED TO INVESTOR SUCCESS(SM)

[GRAPHIC OMITTED]
Do you want to stop receiving fund documents by mail?
Go to PhoenixInvestments.com, log in and sign up for E-Delivery.

Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.






   This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[GRAPHIC OMITTED]

      I encourage you to review the performance overview and outlook provided in this annual report for the Phoenix Series Fund for the fiscal year ended October 31, 2004, which covers the Phoenix-Duff & Phelps Core Bond Fund,
Phoenix-Engemann Capital Growth Fund, Phoenix-Engemann Mid-Cap Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund.

      The pace of U.S. economic growth appears to have cooled off in recent months. Gross domestic product (GDP) and employment growth have slowed in response to rising energy prices and declining consumer optimism. In addition, the Federal Reserve's ongoing commitment to raising the federal funds rate at a "measured pace" combined with higher oil prices, is likely to keep economic growth subdued through the end of the year. As of this writing in late November, it remains to be seen whether the post-election rally in the equities markets can be sustained.

      Regardless of what the markets bring, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target for you. Keep in mind that finding the best balance of performance and protection requires discipline and diversification. 1 Your particular Phoenix Fund investment may help in this effort.

      At this time, the mutual fund industry continues to undergo far-reaching regulatory reforms. The Phoenix Funds Board of Trustees takes these matters seriously and is implementing initiatives to ensure compliance with the letter and the spirit of all requirements. We are confident that the fund industry will emerge stronger and more focused on the interests of shareholders as a result.

      To learn more about investing and your particular Fund, including monthly portfolio updates, please visit PhoenixInvestments.com.


Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
Chairman, Phoenix Funds

NOVEMBER 30, 2004


1 DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE
  THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS

Glossary .....................................................................3
Phoenix-Duff & Phelps Core Bond Fund .........................................5
Phoenix-Engemann Capital Growth Fund ........................................15
Phoenix-Engemann Mid-Cap Growth Fund ........................................24
Phoenix-Goodwin High Yield Fund .............................................35
Phoenix-Goodwin Money Market Fund ...........................................50
Phoenix-Oakhurst Balanced Fund ..............................................57
Notes to Financial Statements ...............................................73

GLOSSARY

ADR
American Depository Receipt.

COMPOSITE INDEX FOR PHOENIX-OAKHURST BALANCED FUND
A composite index consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.

CONSUMER PRICE INDEX (CPI)
Measures the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

CREDIT SPREAD
Also called quality spread, the difference in yield between higher-quality bonds (such as Treasury securities) and lower-quality bonds. Normally, lower-quality bonds provide higher yields to compensate investors for the additional credit risk. Also refers to the difference between the value of two securities with similar interest rates and maturities when one is sold at a higher price than the other is purchased.

CYCLICAL STOCKS
Companies in industries whose performance is strongly tied to the economy. Cyclical companies tend to make products that are in higher demand during an economic upturn and in lesser demand during a downturn. Examples include automobile, steel and housing stocks.

DEFENSIVE STOCKS
Companies in industries whose products or services are in steady demand no matter how strong or weak the economy. Examples include food and utilities stocks.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

GROSS DOMESTIC PRODUCT (GDP)
An important measure of U.S. economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

IBC MONEY FUND REPORT(TM)
Weekly publication provides 7- and 30-day yield, asset, average maturity, portfolio composition, commentary and industry benchmark Money Fund Report Averages for more than 1,600 taxable and tax-exempt money market funds.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis.

MERRILL LYNCH HIGH YIELD MASTER II INDEX
An index that measures performance of non-investment grade U.S. domestic bonds. The index is calculated on a total-return basis.

REAL INTEREST RATE
Current interest rate minus inflation rate. The real interest rate gives investors in bonds and other fixed-rate instruments a way to see whether their interest will allow them to keep up with, fall behind, or beat the erosion in dollar values caused by inflation. With a bond yielding 10% and inflation of 3%, for instance, the real interest rate of 7% would bring a return high enough to beat inflation. If inflation were at 15%, however, the investor would fall behind as prices rise.

REITS
Real estate investment trusts are typically publicly traded companies that own, develop and operate income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL MIDCAP(R) GROWTH INDEX
A market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

S&P 500(R) INDEX
A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

S&P 500/BARRA GROWTH INDEX
A market capitalization-weighted index of growth-oriented, large capitalization U.S. companies with higher price-to-book ratios. The index is calculated on a total-return basis with dividends reinvested.

S&P 500/BARRA VALUE INDEX
An index consisting of slower growing or undervalued companies with lower price-to-book values. The index is calculated on a total-return basis with dividends reinvested.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.



INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX-DUFF & PHELPS CORE BOND FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Duff & Phelps Core Bond Fund is a total return fund and has an investment objective to seek both current income and capital appreciation. There is no guarantee that the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED OCTOBER 31, 2004?

A: For the fiscal year ended October 31, 2004, the Fund's Class A shares returned 3.95%, Class B shares returned 3.10% and Class C shares returned 3.21%. For the same period, the Lehman Brothers Aggregate Bond Index, which is both the broad-based and style-specific fixed income index appropriate for comparison, returned 5.53%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: LOOKING BACK OVER THE LAST 12 MONTHS, HOW WOULD YOU DESCRIBE THE FIXED INCOME ENVIRONMENT FOR INVESTORS?

A: For the 12 months ended October 31, 2004, the fixed income markets, as evidenced by the broadly followed Lehman Brothers Aggregate Bond Index, experienced a positive total return of 5.53%. However, during this period the fixed income markets experienced significant volatility in interest rates and therefore significant volatility in return. For example, when the yield for the Lehman Brothers Aggregate Bond Index decreased 35 basis points (.35%) in the first quarter of 2004, it had a positive total return of 2.66%. When its yield increased 84 basis points (.84%) in the second quarter, it had a negative total return of (2.44%). And when its yield decreased 37 basis points (.37%) in the third quarter, it had a positive total return of 3.20%.

      In the second quarter of 2004 when the markets were experiencing negative returns and interest rates were increasing, investors seemed convinced that the economy was growing too fast and that higher inflation would result. Conversely, when the markets were experiencing positive returns and interest rates were decreasing, as in the first and third quarters of 2004, investors seemed to conclude that economic growth and inflationary pressures would be moderate. These conclusions were most prevalent in the third quarter of 2004 as intermediate and long-term interest rates decreased while the Federal Reserve (the "Fed") increased the federal funds rate a total of 75 basis points (.75%) between June and September, from 1.00% to 1.75%. Investors seemed to be saying that they were confident that the Fed could keep inflationary pressures under control with its "measured pace" of increases to the federal funds rate.

Q: WHAT FACTORS AFFECTED PERFORMANCE DURING THIS PERIOD?

A: As noted earlier, the Fund underperformed its benchmark, the Lehman Brothers Aggregate Bond Index. Two principal structural factors accounted for this difference: the Fund's higher average credit quality compared to the index, and the impact of the sale of an illiquid holding. The portfolio was underweight BBB credits with an allocation of only 8% versus an 11% weighting in the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. That lower allocation in the portfolio hurt comparative performance. For the 12 months ended October 31, 2004, BBB credits experienced a 7.83% return whereas higher rated AA credits experienced a return of 5.15%.

      In addition, the Fund sold a holding that comprised over 6% of the portfolio to improve liquidity. Though this holding provided a positive total return of 1.10% for the portfolio for the 12 months ended October 31, 2004, this return was among the lowest returns for any investment in the portfolio. This holding's relatively high income return was offset in large part by price depreciation during the year due to investors' recognition that the issuer would be implementing a significant reduction in dividend payments in the near future.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: As of this writing in mid-November, we believe that there will be continued upward pressure on interest rates, especially on the short end of the yield curve, as the Fed continues its "measured pace" approach to increasing the federal funds rate. After another boost of 25 basis points (0.25%) this month, the federal funds rate is still a relatively low 2.00%. We believe that a year from now that rate could be at least 3.00%, which would still be low by historical standards. We also think there could be some narrowing in the spread between 2- and 30-year maturity Treasuries, though far less dramatic than the narrowing of 150 basis points (1.50%) that occurred from the peak of over 360 basis points (3.60%) in the third quarter of 2003 to about 210 basis points (2.10%) earlier this month. Finally, we believe that there will be much less opportunity to benefit from future narrowing of corporate credit spreads since these spreads have already decreased due to improved fundamentals as well as to the impact of investors "chasing yield." For example, BBB credit spreads over Treasuries have come down from their peak of about 400 basis points (4.00%) in 2002 to about 150 basis points (1.50%) currently. The latter is much closer to their "normal" historical range.

                                                                   NOVEMBER 2004



THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix-Duff & Phelps Core Bond Fund

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS 1                                   PERIODS ENDING 10/31/04
--------------------------------------------------------------------------------


                                                                                                INCEPTION       INCEPTION
                                                         1 YEAR      5 YEARS      10 YEARS     TO 10/31/04        DATE
                                                         ------      -------      --------     -----------      ---------
        Class A Shares at NAV 2                           3.95%       5.38%         5.91%            --                --
        Class A Shares at POP 3                          (0.99)       4.36          5.40             --                --

        Class B Shares at NAV 2                           3.10        4.57          5.10             --                --
        Class B Shares with CDSC 4                       (0.84)       4.57          5.10             --                --

        Class C Shares at NAV 2                           3.21        4.59            --           4.65%         10/12/99
        Class C Shares with CDSC 4                        3.21        4.59            --           4.65          10/12/99

        Lehman Brothers Aggregate Bond Index              5.53        7.58          7.76           7.66          10/12/99


--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 10/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/94 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

[GRAPHIC OMITTED]]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Phoenix-Duff        Phoenix-Duff
                     & Phelps            & Phelps           Lehman Brothers
                   Core Bond Fund     Core Bond Fund           Aggregate
                     Class A 5           Class B 5             Bond Index
                   --------------     --------------        ---------------
10/31/94              $ 9,525             $10,000               $10,000
10/31/95               10,936              11,382                11,565
10/31/96               11,379              11,768                12,241
10/31/97               12,273              12,585                13,330
10/30/98               13,274              13,527                14,574
10/29/99               13,013              13,151                14,652
10/31/00               13,661              13,705                15,721
10/31/01               15,485              15,429                18,010
10/31/02               15,651              15,476                19,070
10/31/03               16,270              15,952                20,006
10/29/04               16,913              16,447                21,113


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       10/31/04
--------------------------------------------------------------------------------
As a percentage of total investments

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Agency Mortgage-Backed              35%
U.S. Government                     18
Domestic Corporate                  16
Municipal                            9
Non-Agency Mortgage-Backed           8
Asset-Backed                         7
Agency Non Mortgage-Backed           5
Other                                2

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 This chart illustrates the application of initial sales charges on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges, fees and inception dates.

   For information regarding the index, see the glossary on page 3.

   ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Duff & Phelps Core Bond Fund


ABOUT YOUR FUND'S EXPENSES

   As a shareholder of the Core Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

                             Beginning            Ending          Expenses Paid
Core Bond Fund             Account Value       Account Value          During
    Class A                 May 1, 2004      October 31, 2004         Period*
--------------             -------------     -----------------    -------------
Actual                        $1,000.00         $1,032.60             $6.09
Hypothetical (5% return
  before expenses)             1,000.00          1,019.07              6.07

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.19%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 3.95%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT OCTOBER 31, 2004 OF $1,039.50.

                             Beginning            Ending          Expenses Paid
Core Bond Fund             Account Value       Account Value          During
    Class B                 May 1, 2004      October 31, 2004         Period*
--------------             -------------     -----------------    -------------
Actual                        $1,000.00         $1,028.00             $9.90
Hypothetical (5% return
  before expenses)             1,000.00          1,015.25              9.89

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 1.94%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 3.10%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT OCTOBER 31, 2004 OF $1,031.00

                             Beginning            Ending          Expenses Paid
Core Bond Fund             Account Value       Account Value          During
    Class C                 May 1, 2004      October 31, 2004         Period*
--------------             -------------     -----------------    -------------
Actual                        $1,000.00         $1,029.10             $9.91
Hypothetical (5% return
  before expenses)             1,000.00          1,015.25              9.89

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 1.94%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 3.21%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT OCTOBER 31, 2004 OF $1,032.10.

Phoenix-Duff & Phelps Core Bond Fund

--------------------------------------------------------------------------------
   TEN LARGEST HOLDINGS AT OCTOBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. U.S. Treasury Bond 6%, 2/15/26                           5.7%
 2. Fannie Mae 5.25%, 1/15/09                                4.4%
 3. GNMA 5%, 7/15/33                                         4.4%
 4. Fannie Mae 5.50%, 7/01/2033                              3.6%
 5. U.S. Treasury Note 1.50%, 3/31/06                        3.6%
 6. Fannie Mae 5%, 9/1/33                                    2.8%
 7. DaimlerChrysler Auto Trust 2.88%, 10/8/09                2.7%
 8. U.S. Treasury Note 4.25%, 8/15/14                        2.6%
 9. U.S. Treasury Note 3.375%, 9/15/09                       2.6%
10. GNMA 5.50%, 2/15/33                                      2.6%
--------------------------------------------------------------------------------

                   SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2004

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------    -----------

U.S. GOVERNMENT SECURITIES--17.5%

U.S. TREASURY BONDS--5.7%
U.S. Treasury Bond 6%, 2/15/26 .........     AAA       $ 4,750    $ 5,482,355

U.S. TREASURY NOTES--11.8%
U.S. Treasury Note 1.625%, 3/31/05 .....     AAA         2,000      1,996,406
U.S. Treasury Note 1.50%, 3/31/06 ......     AAA         3,500      3,458,847
U.S. Treasury Note 2.25%, 4/30/06 ......     AAA         1,000        997,930
U.S. Treasury Note 3.375%, 9/15/09 .....     AAA         2,500      2,510,352
U.S. Treasury Note 4.25%, 8/15/14 ......     AAA         2,500      2,544,140
                                                                  -----------
                                                                   11,507,675
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $16,596,741)                                      16,990,030
-----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED
SECURITIES--34.3%
FGLMC 6%, 10/1/34 ......................     AAA         1,700      1,762,156
Fannie Mae 6%, 10/1/14 .................     AAA           979      1,028,906
Fannie Mae 6.50%, '16-'32 ..............     AAA         3,261      3,440,538
Fannie Mae 6%, 7/1/17 ..................     AAA         1,264      1,327,108
Fannie Mae 5.50%, '17-'34 ..............     AAA        10,988     11,230,149
Fannie Mae 6%, 5/1/29 ..................     AAA           543        564,505
Fannie Mae 7.50%, 3/1/31 ...............     AAA           444        476,645
Fannie Mae 7%, 7/1/31 ..................     AAA           457        485,915
Fannie Mae 7%, 9/1/31 ..................     AAA           572        607,689
Fannie Mae 5%, 9/1/33 ..................     AAA         2,756      2,753,832
GNMA 8%, 9/15/05 .......................     AAA             6          5,760
GNMA 8.50%, 3/15/06 ....................     AAA             9          9,264
GNMA 8%, 9/15/06 .......................     AAA            --(b)         380
GNMA 8.50%, 11/15/22 ...................     AAA             3          3,427
GNMA 6.50%, 9/15/28 ....................     AAA           383        406,732
GNMA 7.50%, 9/15/29 ....................     AAA           491        529,110
GNMA 5.50%, 2/15/33 ....................     AAA         2,448      2,509,757


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------    -----------

GNMA 5%, 7/15/33 .......................     AAA       $ 4,222    $ 4,246,726
GNMA 6%, 6/15/34 .......................     AAA         1,880      1,957,087
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $32,580,881)                                      33,345,686
-----------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--4.8%
Fannie Mae 5.25%, 1/15/09 ..............     AAA         4,000      4,275,516
Fannie Mae 4.375%, 9/15/12 .............     AAA           400        403,279
-----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $4,618,632)                                        4,678,795
-----------------------------------------------------------------------------

MUNICIPAL BONDS--9.0%

CALIFORNIA--2.3%
Alameda Corridor Transportation Authority
Revenue Taxable Series C 6.50%, 10/1/19      AAA         1,000      1,137,020

Fresno County Pension General Obligation
Revenue Taxable 6.34%, 8/15/12 .........     AAA         1,000      1,121,710
                                                                  -----------
                                                                    2,258,730
                                                                  -----------

GEORGIA--1.2%
Georgia State General Obligation Series C
5.50%, 7/1/14 ..........................     AAA         1,000      1,167,710

NEW JERSEY--1.0%
Orange Township Water and Sewer General
Obligation Series B 4.55%, 6/1/18 ......     Aaa(c)      1,000        970,380

OHIO--2.3%
Ohio State Building Authority Facilities of
Adult Corrections Series C 5%, 10/1/13 .     AAA         1,000      1,125,750

Ohio State Development Assistance
Series A 6%, 10/1/12 ...................     AAA         1,000      1,099,570
                                                                  -----------
                                                                    2,225,320
                                                                  -----------

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------    -----------

PENNSYLVANIA--1.1%
Philadelphia Authority For Industrial
Development Pension Funding Revenue
Taxable Series A 5.79%, 4/15/09 ........     AAA       $ 1,000    $ 1,077,350

RHODE ISLAND--1.1%
Woonsocket Taxable Pension Funding
5.66%, 7/15/13 .........................     Aaa(c)      1,000      1,073,740
-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $8,723,252)                                        8,773,230
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--7.0%
Comed Transitional Funding Trust 98-1, A7
5.74%, 12/25/10 ........................     AAA         2,000      2,152,473

DaimlerChrysler Auto Trust 03-A4 2.88%,
10/8/09 ................................     AAA         2,600      2,599,521

PECO Energy Transition Trust 99-A, A6
6.05%, 3/1/09 ..........................     AAA         2,000      2,102,331
-----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $6,792,757)                                        6,854,325
-----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--16.2%

AUTOMOBILE MANUFACTURERS--1.6%
General Motors Corp. 7.20%, 1/15/11 ....     BBB-        1,500      1,580,128

CONSUMER FINANCE--2.4%
General Electric Capital Corp. 6.75%,
3/15/32 ................................     AAA         1,000      1,166,221

Household Finance Corp. 8%, 7/15/10 ....      A          1,000      1,187,363
                                                                  -----------
                                                                    2,353,584
                                                                  -----------

DIVERSIFIED BANKS--1.7%
Citicorp Capital I 7.933%, 2/15/27 .....      A          1,500      1,672,030

ELECTRIC UTILITIES--1.2%
Progress Energy, Inc. 7.10%, 3/1/11 ....     BBB-        1,000      1,134,118

FOREST PRODUCTS--1.5%
Weyerhaeuser Co. 5.95%, 11/1/08 ........     BBB         1,300      1,406,673

GAS UTILITIES--1.7%
Consolidated Natural Gas Co. 6.85%,
4/15/11 ................................     BBB+        1,500      1,697,282


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------   -------    -----------

INTEGRATED TELECOMMUNICATION SERVICES--1.3%
Verizon Global Funding Corp. 7.75%,
12/1/30 ................................      A+       $ 1,000    $ 1,226,869

INVESTMENT BANKING & BROKERAGE--3.7%
Merrill Lynch & Co., Inc. 6.50%, 7/15/18      A+         1,500      1,669,009
Morgan Stanley 3.625%, 4/1/08 ..........      A+         1,900      1,910,513
                                                                  -----------
                                                                    3,579,522
                                                                  -----------

THRIFTS & MORTGAGE FINANCE--1.1%
U.S. Central Credit Union 2.70%, 9/30/09     AAA         1,136      1,113,875
-----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $14,262,315)                                      15,764,081
-----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--8.3%
First Union - Lehman Brothers - Bank of
America 98-C2, A2 6.56%, 11/18/35 ......     AAA         2,300      2,502,278

First Union - Lehman Brothers Commercial
Mortgage 97-C1, A3 7.38%, 4/18/29 ......     Aaa(c)      2,055      2,214,195

Merrill Lynch Mortgage Investors, Inc.
96-C2, A3 6.96%, 11/21/28 ..............     AAA         1,613      1,701,800

Morgan Stanley Capital I 98-WF1, A2
6.55%, 3/15/30 .........................     AAA         1,500      1,617,627
-----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $7,431,846)                                        8,035,900
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.1%
(IDENTIFIED COST $91,006,424)                                      94,442,047
-----------------------------------------------------------------------------


                                                       SHARES
                                                       ------
SHORT-TERM INVESTMENTS--2.4%

MONEY MARKET MUTUAL FUNDS--2.4%
SSgA Money Market Fund
(1.38% seven day effective yield) ...............    2,292,767      2,292,767
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,292,767)                                        2,292,767
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.5%
(IDENTIFIED COST $93,299,191)                                      96,734,814(a)
Other assets and liabilities, net--0.5%                               509,559
                                                                  -----------
NET ASSETS--100.0%                                                $97,244,373
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,581,088 and gross depreciation of $904,657 for federal income tax purposes. At October 31, 2004, the aggregate cost of securities for federal income tax purposes was $94,058,383.
(b) The par is less than $1,000.
(c) As rated by Moody's or Fitch.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004


ASSETS
Investment securities at value
   (Identified cost $93,299,191)                                $ 96,734,814
Receivables
   Investment securities sold                                      2,132,578
   Interest                                                          703,940
   Fund shares sold                                                      383
Prepaid expenses                                                      16,413
Trustee retainer                                                       1,787
                                                                ------------
     Total assets                                                 99,589,915
                                                                ------------
LIABILITIES
Payables
   Investment securities purchased                                 2,089,993
   Fund shares repurchased                                            85,115
   Transfer agent fee                                                 46,086
   Investment advisory fee                                            37,213
   Distribution and service fees                                      23,838
   Financial agent fee                                                 7,798
Accrued expenses                                                      55,499
                                                                ------------
     Total liabilities                                             2,345,542
                                                                ------------
NET ASSETS                                                      $ 97,244,373
                                                                ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $118,364,866
Undistributed net investment income                                  758,472
Accumulated net realized loss                                    (25,314,588)
Net unrealized appreciation                                        3,435,623
                                                                ------------
NET ASSETS                                                      $ 97,244,373
                                                                ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $92,278,444)               10,672,399
Net asset value per share                                              $8.65
Offering price per share $8.65/(1-4.75%)                               $9.08

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $3,668,425)                   426,872
Net asset value and offering price per share                           $8.59

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,297,504)                   150,537
Net asset value and offering price per share                           $8.62


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2004


INVESTMENT INCOME
Interest                                                          $ 4,669,892
Dividends                                                             993,326
Security lending                                                        2,494
                                                                  -----------
   Total investment income                                          5,665,712
                                                                  -----------
EXPENSES
Investment advisory fee                                               466,142
Service fees, Class A                                                 243,162
Distribution and service fees, Class B                                 48,960
Distribution and service fees, Class C                                 14,264
Financial agent fee                                                    96,237
Transfer agent                                                        244,135
Professional                                                           37,167
Trustees                                                               33,309
Printing                                                               28,829
Custodian                                                              17,792
Registration                                                           11,521
Miscellaneous                                                          28,353
                                                                  -----------
   Total expenses                                                   1,269,871
                                                                  -----------
NET INVESTMENT INCOME                                               4,395,841
                                                                  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized loss on investments                                   (1,244,159)
Net change in unrealized appreciation
(depreciation) on investments                                         798,956
                                                                  -----------
NET LOSS ON INVESTMENTS                                              (445,203)
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     $ 3,950,638
                                                                  ===========

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                  Year Ended        Year Ended
                                                                                   10/31/04          10/31/03
                                                                                 ------------      ------------
FROM OPERATIONS
   Net investment income (loss)                                                  $  4,395,841      $  5,268,026
   Net realized gain (loss)                                                        (1,244,159)          824,851
   Net change in unrealized appreciation (depreciation)                               798,956        (1,462,090)
                                                                                 ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  3,950,638         4,630,787
                                                                                 ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                  (4,996,770)       (6,521,130)
   Net investment income, Class B                                                    (216,906)         (428,854)
   Net investment income, Class C                                                     (62,999)          (68,787)
                                                                                 ------------      ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                       (5,276,675)       (7,018,771)
                                                                                 ------------      ------------
FROM SHARE TRANSACTIONS

CLASS A
   Proceeds from sales of shares (437,296 and 2,720,631 shares, respectively)       3,799,926        24,339,370
   Net asset value of shares issued from reinvestment of distributions
     (369,882 and 471,988 shares, respectively)                                     3,211,481         4,204,423
   Cost of shares repurchased (2,021,715 and 4,199,509 shares, respectively)      (17,595,925)      (37,436,466)
                                                                                 ------------      ------------
Total                                                                             (10,584,518)       (8,892,673)
                                                                                 ------------      ------------
CLASS B
   Proceeds from sales of shares (42,029 and 151,556 shares, respectively)            366,235         1,353,216
   Net asset value of shares issued from reinvestment of distributions
     (17,637 and 33,377 shares, respectively)                                         152,463           296,019
   Cost of shares repurchased (393,810 and 489,759 shares, respectively)           (3,403,724)       (4,341,638)
                                                                                 ------------      ------------
Total                                                                              (2,885,026)       (2,692,403)
                                                                                 ------------      ------------
CLASS C
   Proceeds from sales of shares (30,771 and 63,107 shares, respectively)             269,325           570,368
   Net asset value of shares issued from reinvestment of distributions
     (5,175 and 6,129 shares, respectively)                                            44,842            54,440
   Cost of shares repurchased (44,054 and 46,581 shares, respectively)               (379,200)         (414,469)
                                                                                 ------------      ------------
Total                                                                                 (65,033)          210,339
                                                                                 ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                  (13,534,577)      (11,374,737)
                                                                                 ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                          (14,860,614)      (13,762,721)

NET ASSETS
   Beginning of period                                                            112,104,987       125,867,708
                                                                                 ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $758,472 AND $145,717, RESPECTIVELY]                                     $ 97,244,373      $112,104,987
                                                                                 ============      ============

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS A
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                             2004         2003         2002(3)       2001         2000
Net asset value, beginning of period                        $ 8.76       $ 8.93        $ 9.43       $ 8.86        $ 9.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                               0.37(2)      0.39(2)       0.58         0.60          0.59
   Net realized and unrealized gain (loss)                   (0.03)       (0.04)        (0.49)        0.55         (0.16)
                                                            ------       ------        ------       ------        ------
TOTAL FROM INVESTMENT OPERATIONS                              0.34         0.35          0.09         1.15          0.43
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.45)       (0.52)        (0.59)       (0.58)        (0.61)
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.45)       (0.52)        (0.59)       (0.58)        (0.61)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                    (0.11)       (0.17)        (0.50)        0.57         (0.18)
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $ 8.65       $ 8.76        $ 8.93       $ 9.43        $ 8.86
                                                            ======       ======        ======       ======        ======
Total return(1)                                               3.95%        3.96%         1.07%       13.36%         4.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $92,278     $104,092      $115,184     $129,913      $119,734

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.18%        1.16%         1.15%        1.15%         1.17%
   Net investment income                                      4.29%        4.37%         5.40%        5.78%         6.01%
Portfolio turnover                                              45%         101%           70%         143%          146%


                                                                                       CLASS B
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                             2004         2003         2002(3)       2001         2000
Net asset value, beginning of period                        $ 8.71       $ 8.89        $ 9.39       $ 8.82        $ 8.97
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                               0.31(2)      0.32(2)       0.51         0.53          0.50
   Net realized and unrealized gain (loss)                   (0.05)       (0.05)        (0.49)        0.55         (0.14)
                                                            ------       ------        ------       ------        ------
TOTAL FROM INVESTMENT OPERATIONS                              0.26         0.27          0.02         1.08          0.36
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.38)       (0.45)        (0.52)       (0.51)        (0.51)
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.38)       (0.45)        (0.52)       (0.51)        (0.51)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                    (0.12)       (0.18)        (0.50)        0.57         (0.15)
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $ 8.59       $ 8.71        $ 8.89       $ 9.39        $ 8.82
                                                            ======       ======        ======       ======        ======
Total return(1)                                               3.10%        3.08%         0.31%       12.58%         4.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $3,668       $6,628        $9,471       $9,867        $7,633

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.93%        1.91%         1.90%        1.90%         1.91%
   Net investment income                                      3.57%        3.62%         4.65%        5.02%         5.25%
Portfolio turnover                                              45%         101%           70%         143%          146%

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net assets from 5.44% to 5.40% for Class A, from 4.67% to 4.65% for Class B; to decrease net investment income (loss) per share from $0.59 to $0.58 per share for Class A; and, to increase net realized and unrealized gain
    (loss) from $(0.50) to $(0.49) per share for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                       CLASS C
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                             2004         2003         2002(3)       2001         2000
Net asset value, beginning of period                        $ 8.73       $ 8.91         $9.41        $8.84         $8.99
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                               0.31(2)      0.32(2)       0.51         0.55          0.48
   Net realized and unrealized gain (loss)                   (0.04)       (0.05)        (0.49)        0.52         (0.11)
                                                            ------       ------         -----        -----         -----
     TOTAL FROM INVESTMENT OPERATIONS                         0.27         0.27          0.02         1.07          0.37
                                                            ------       ------         -----        -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.38)       (0.45)        (0.52)       (0.50)        (0.52)
                                                            ------       ------         -----        -----         -----
     TOTAL DISTRIBUTIONS                                     (0.38)       (0.45)        (0.52)       (0.50)        (0.52)
                                                            ------       ------         -----        -----         -----
Change in net asset value                                    (0.11)       (0.18)        (0.50)        0.57         (0.15)
                                                            ------       ------         -----        -----         -----
NET ASSET VALUE, END OF PERIOD                              $ 8.62       $ 8.73         $8.91        $9.41         $8.84
                                                            ======       ======         =====        =====         =====
Total return(1)                                               3.21%        3.06%         0.31%       12.49%         4.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $1,298       $1,385        $1,212         $496          $226

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.93%        1.91%         1.90%        1.90%         1.91%
   Net investment income                                      3.57%        3.63%         4.66%        5.02%         5.31%
Portfolio turnover                                              45%         101%           70%         143%          146%

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C. There was no effect on net investment income
    (loss) per share and net realized and unrealized gain (loss) per share for Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-ENGEMANN CAPITAL GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LED BY GRETCHEN LASH, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Engemann Capital Growth Fund has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED OCTOBER 31, 2004?

A: For the fiscal year ended October 31, 2004, the Fund's Class A shares returned 2.23% and Class B shares returned 1.54%. For the same period, the S&P 500 Index, a broad-based equity index, returned 9.41%, and the S&P 500/Barra Growth Index, which is the Fund's style-specific index appropriate for comparison, returned 4.50%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: LOOKING BACK OVER THE LAST 12 MONTHS, HOW WOULD YOU DESCRIBE THE EQUITY MARKET ENVIRONMENT FOR INVESTORS?

A: During 2003 and early 2004, the markets were strong as investors responded to a strong rebound in the economy and in corporate profits. Lower quality, higher leveraged and smaller cap stocks outperformed the market because of their higher leverage to the economic turnaround and, consequently, stronger year-over-year earnings growth. In March, the markets suddenly changed course as the Federal Reserve (the "Fed") started raising interest rates and oil prices began to climb precipitously. Higher rates and oil prices, combined with worries about the Iraq war and the presidential election, caused investors to seek companies with lower economic sensitivity and lower risk profiles. In September and October, this trend started to change again as evidence mounted that the economy would not roll over and that the Iraq situation would not deteriorate dramatically further.

      Consequently, it has been a difficult market with lots of rotation and no clear direction. Growth stocks generally underperformed value stocks for most of the period. Recently that seems to have reversed and we believe there are reasons to believe growth will continue to outperform value over the next year.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: For the past 12 months, growth stocks in general dramatically underperformed value stocks, by approximately ten percentage points. This is demonstrated by the performance of the S&P 500/Barra Value Index, which was up 14.5%, compared to the Fund's benchmark, the S&P 500/Barra Growth Index, which returned only 4.5% during this period. The relative underperformance of growth stocks even carried within the S&P 500/Barra Growth index. Stocks with projected long-term growth rates of 13% or less dramatically outperformed stocks with projected long-term growth rates above 13%, as investors favored the cyclical recovery in earnings. The Fund typically holds stocks with an average earnings growth rate faster than that of its index. Last year, on average, the Fund had over 65% of its assets in companies with projected growth rates in excess of 13.3%.
This compares to the index's average weighting of about 48% in companies with similar expected growth rates.

      Specific stocks that hurt performance during the year include Cardinal Health and Intel. Cardinal Health disclosed that various regulatory agencies were opening inquiries into the company's accounting procedures. As a result of the uncertainty surrounding the company's financial statements, we exited our position. Intel underperformed as a result of what we believe to be a mid-cycle inventory correction in the semiconductor industry. We believe that we are largely through this phase and have increased our overall weighting in semiconductor stocks.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We believe that as year-over-year growth rates in earnings begin to moderate for the market's more cyclical sectors, growth stocks can once again demonstrate superior relative earnings growth. Specifically, we believe that the strong earnings growth of the more cyclical sectors in the market (e.g., energy, materials, many industrials) is going to slow in 2005 and will be exceeded by the growth in traditional growth sectors such as technology. With respect to the economy, we estimate GDP growth of about 2% to 3%. We also still believe interest rates are going to stay low.

                                                                   NOVEMBER 2004


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix-Engemann Capital Growth Fund

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS 1                                   PERIODS ENDING 10/31/04
--------------------------------------------------------------------------------

                                            1 YEAR       5 YEARS      10 YEARS
                                            ------       -------      --------
        Class A Shares at NAV 2              2.23%       (10.43)%       4.21%
        Class A Shares at POP 3             (3.65)       (11.49)        3.60

        Class B Shares at NAV 2              1.54        (11.10)        3.44
        Class B Shares with CDSC 4          (2.46)       (11.10)        3.44

        S&P 500(R) Index                     9.41         (2.22)       11.04

        S&P 500/Barra Growth Index           4.50         (6.19)       10.53

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 10/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/94 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

           Phoenix-Engemann      Phoenix-Engemann
          Capital Growth Fund   Capital Growth Fund   S&P 500(R)  S&P 500/Barra
               Class A 5             Class B 5           Index    Growth Index
          -------------------   -------------------   ----------  -------------

10/31/94        $ 9,425              $10,000            $10,000      $10,000
10/31/95         11,678               12,302             12,641       12,972
10/31/96         13,587               14,207             15,700       16,048
10/31/97         16,957               17,601             20,776       21,554
10/30/98         19,036               19,610             25,350       28,462
10/29/99         24,701               25,258             31,887       37,447
10/31/00         27,278               27,685             33,816       38,222
10/31/01         13,786               13,894             25,391       26,160
10/31/02         11,912               11,901             21,555       22,228
10/31/03         13,926               13,808             26,046       26,033
10/29/04         14,237               14,021             28,498       27,204

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                   10/31/04
--------------------------------------------------------------------------------
As a percentage of investments

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Information Technology     33%
Consumer Staples           15
Health-Care                14
Industrials                11
Financials                 11
Consumer Discretionary     11
Other                       5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
5 This chart illustrates the application of initial sales charges on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges, fees and inception dates.

   For information regarding the indexes, see the glossary on page 3.

   ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Engemann Capital Growth Fund


ABOUT YOUR FUND'S EXPENSES

   As a shareholder of the Capital Growth Fund, you incur two types of costs:
(1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

                             Beginning            Ending          Expenses Paid
Capital Growth Fund        Account Value       Account Value          During
    Class A                 May 1, 2004      October 31, 2004         Period*
-------------------        -------------     -----------------    -------------
Actual                        $1,000.00         $  991.60             $6.85
Hypothetical (5% return
  before expenses)             1,000.00          1,018.17              6.97

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.37%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 2.23%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT OCTOBER 31, 2004 OF $1,022.30.

                             Beginning            Ending          Expenses Paid
Capital Growth Fund        Account Value       Account Value          During
    Class B                 May 1, 2004      October 31, 2004         Period*
-------------------        -------------     -----------------    -------------
Actual                        $1,000.00         $  988.00            $10.58
Hypothetical (5% return
  before expenses)             1,000.00          1,014.36             10.78

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.12%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 1.54%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT OCTOBER 31, 2004 OF $1,015.40.

Phoenix-Engemann Capital Growth Fund

--------------------------------------------------------------------------------
   TEN LARGEST HOLDINGS AT OCTOBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Microsoft Corp.                              6.2%
 2. General Electric Capital  Corp.              6.1%
 3. Wal-Mart Stores, Inc.                        5.3%
 4. Cisco Systems, Inc.                          4.7%
 5. Amgen, Inc.                                  4.5%
 6. Pfizer, Inc.                                 4.1%
 7. Lowe's Cos., Inc.                            4.0%
 8. Intel Corp.                                  3.9%
 9. Medtronic, Inc.                              3.9%
10. United Parcel Service, Inc. Class B          3.6%
--------------------------------------------------------------------------------

                   SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2004

                                                   SHARES         VALUE
                                                  ---------    ------------

DOMESTIC COMMON STOCKS--91.9%

AIR FREIGHT & COURIERS--3.6%
United Parcel Service, Inc. Class B ..........      390,000    $ 30,880,200

BIOTECHNOLOGY--5.7%
Amgen, Inc.(b) ...............................      675,000      38,340,000
Gilead Sciences, Inc.(b) .....................      310,000      10,735,300
                                                               ------------
                                                                 49,075,300
                                                               ------------

BROADCASTING & CABLE TV--1.7%
EchoStar Communications Corp. Class A(b) .....      450,000      14,229,000

COMMUNICATIONS EQUIPMENT--6.9%
Cisco Systems, Inc.(b) .......................    2,085,000      40,052,850
QUALCOMM, Inc. ...............................      455,000      19,023,550
                                                               ------------
                                                                 59,076,400
                                                               ------------

COMPUTER HARDWARE--3.1%
Dell, Inc.(b) ................................      750,000      26,295,000

COMPUTER STORAGE & PERIPHERALS--2.3%
EMC Corp.(b) .................................    1,570,000      20,205,900

CONSUMER FINANCE--8.5%
American Express Co. .........................      535,000      28,392,452
MBNA Corp. ...................................    1,087,500      27,872,625
SLM Corp. ....................................      380,000      17,198,800
                                                               ------------
                                                                 73,463,877
                                                               ------------

DATA PROCESSING & OUTSOURCED SERVICES--2.9%
First Data Corp. .............................      615,000      25,387,200

DIVERSIFIED BANKS--2.1%
Wells Fargo & Co. ............................      310,000      18,513,200

DIVERSIFIED COMMERCIAL SERVICES--1.1%
Apollo Group, Inc. Class A(b) ................      150,000       9,900,000


                                                   SHARES         VALUE
                                                  ---------    ------------

DRUG RETAIL--2.9%
Walgreen Co. .................................      690,000    $ 24,764,100

FOOD DISTRIBUTORS--3.4%
Sysco Corp. ..................................      905,000      29,204,350

FOOD RETAIL--1.0%
Whole Foods Market, Inc. .....................      105,000       8,550,150

HEALTH CARE EQUIPMENT--3.9%
Medtronic, Inc. ..............................      650,000      33,221,500

HOME IMPROVEMENT RETAIL--4.0%
Lowe's Cos., Inc. ............................      615,000      34,612,200

HOTELS, RESORTS & CRUISE LINES--2.0%
Carnival Corp. Class A .......................      340,000      17,190,400

HYPERMARKETS & SUPER CENTERS--5.3%
Wal-Mart Stores, Inc. ........................      850,000      45,832,000

INDUSTRIAL CONGLOMERATES--6.1%
General Electric Capital Corp. ...............    1,540,000      52,544,800

INTERNET SOFTWARE & SERVICES--2.6%
Yahoo!, Inc.(b) ..............................      620,000      22,437,800

PHARMACEUTICALS--4.8%
Forest Laboratories, Inc.(b) .................      130,000       5,798,000
Pfizer, Inc. .................................    1,230,000      35,608,500
                                                               ------------
                                                                 41,406,500
                                                               ------------

SEMICONDUCTORS--6.2%
Intel Corp. ..................................    1,495,000      33,278,700
Texas Instruments, Inc. ......................      810,000      19,804,500
                                                               ------------
                                                                 53,083,200
                                                               ------------

SOFT DRINKS--2.6%
PepsiCo, Inc. ................................      455,000      22,558,900


                        See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                                                   SHARES         VALUE
                                                  ---------    ------------

SPECIALTY STORES--3.0%
Staples, Inc. ................................      855,000    $ 25,427,700

SYSTEMS SOFTWARE--6.2%
Microsoft Corp. ..............................    1,905,000      53,320,950
---------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $683,538,527)                                  791,180,627
---------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--3.4%

APPLICATION SOFTWARE--2.4%
SAP AG ADR (Germany) .........................      480,000      20,472,000

SEMICONDUCTORS--1.0%
Taiwan Semiconductor Manufacturing Co.
Ltd. ADR (Taiwan) ............................    1,125,000       8,516,250
---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $28,551,504)                                    28,988,250
---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.3%
(IDENTIFIED COST $712,090,031)                                  820,168,877
---------------------------------------------------------------------------


                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)
                                        -----------  ------

SHORT-TERM INVESTMENTS--4.9%

FEDERAL AGENCY SECURITIES--0.7%
Freddie Mac 1.60%, 12/30/04 ............     AAA    $ 2,000    $  1,998,498
Freddie Mac 1.875%, 2/15/05 ............     AAA      2,500       2,498,612
Freddie Mac 1.35%, 4/29/05 .............     AAA      1,600       1,592,824
                                                               ------------
                                                                  6,089,934
                                                               ------------


                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)        VALUE
                                        -----------  ------    ------------

COMMERCIAL PAPER--4.2%
Cargill, Inc. 1.82%, 11/1/04 ...........     A-1    $ 6,460    $  6,460,000

UBS Finance Delaware LLC 1.77%,
11/3/04 ................................     A-1+     4,080       4,079,599

Pitney Bowes, Inc. 1.75%, 11/4/04 ......     A-1      4,975       4,974,275
ABN AMRO Holding NV 1.77%, 11/8/04 .....     A-1+     2,385       2,384,179

Bristol-Myers Squibb Co. 1.86%,
11/18/04 ...............................     A-1      1,095       1,094,038

Preferred Receivable Funding Corp. 1.87%,
11/19/04 ...............................     A-1      1,920       1,918,205

Ranger Funding Co. LLC 1.85%, 11/19/04 .     A-1+     2,960       2,957,262
Golden Peanut Co. LLC 1.87%, 11/22/04 ..     A-1      1,500       1,498,364
CAFCO LLC 1.82%, 11/23/04 ..............     A-1+     2,805       2,801,880

Preferred Receivable Funding Corp. 1.89%,
11/24/04 ...............................     A-1      2,595       2,591,867

CIT Group Holdings, Inc. 1.79%, 11/30/04     A-1      1,675       1,672,528

Preferred Receivable Funding Corp. 1.91%,
11/30/04 ...............................     A-1      1,750       1,747,307

CIT Group Holdings, Inc. 1.93%, 12/2/04      A-1      2,202       2,198,340
                                                               ------------
                                                                 36,377,844
                                                               ------------
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $42,482,243)                                    42,467,778
---------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $754,572,274)                                  862,636,655(a)

Other assets and liabilities, net--(0.2)%                        (1,800,073)
                                                               ------------
NET ASSETS--100.0%                                             $860,836,582
                                                               ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $128,593,669 and gross depreciation of $20,535,771 for federal income tax purposes. At October 31, 2004, the aggregate cost of securities for federal income tax purposes was $754,578,757.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2M "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004


ASSETS
Investment securities at value
  (Identified cost $754,572,274)                                $  862,636,655
Cash                                                                     3,924
Receivables
  Fund shares sold                                                     480,126
  Dividends and interest                                                88,942
Prepaid expenses                                                        39,604
Trustee retainer                                                         1,787
                                                                --------------
      Total assets                                                 863,251,038
                                                                --------------
LIABILITIES
Payables
  Fund shares repurchased                                            1,068,161
  Investment advisory fee                                              507,906
  Transfer agent fee                                                   453,972
  Distribution and service fees                                        191,730
  Financial agent fee                                                   48,351
Accrued expenses                                                       144,336
                                                                --------------
      Total liabilities                                              2,414,456
                                                                --------------
NET ASSETS                                                      $  860,836,582
                                                                ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $1,201,892,047
Accumulated net realized loss                                     (449,119,846)
Net unrealized appreciation                                        108,064,381
                                                                --------------
NET ASSETS                                                      $  860,836,582
                                                                ==============
CLASS A
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $844,522,745)                   59,419,262
Net asset value per share                                             $14.21
Offering price per share $14.21/(1-5.75%)                               $15.08

CLASS B
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $16,313,837)                   1,239,640
Net asset value and offering price per share                            $13.16


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2004


INVESTMENT INCOME
Dividends                                                         $  8,311,542
Interest                                                               461,322
Security lending                                                           313
Foreign taxes withheld                                                 (37,102)
                                                                  ------------
      Total investment income                                        8,736,075
                                                                  ------------
EXPENSES
Investment advisory fee                                              6,434,917
Service fees, Class A                                                2,248,185
Distribution and service fees, Class B                                 200,012
Financial agent fee                                                    612,171
Transfer agent                                                       2,442,470
Printing                                                               358,036
Custodian                                                               63,315
Professional                                                            35,673
Trustees                                                                33,309
Registration                                                            12,478
Miscellaneous                                                           46,658
                                                                  ------------
      Total expenses                                                12,487,224
                                                                  ------------
NET INVESTMENT LOSS                                                 (3,751,149)
                                                                  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on investments                                    60,103,575
Net change in unrealized appreciation
  (depreciation) on investments                                    (37,414,717)
                                                                  ------------
NET GAIN ON INVESTMENTS                                             22,688,858
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 18,937,709
                                                                  ============

                        See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                    Year Ended        Year Ended
                                                                                                     10/31/04          10/31/03
                                                                                                   -------------     ------------
FROM OPERATIONS
   Net investment income (loss)                                                                    $ (3,751,149)     $ (4,208,109)
   Net realized gain (loss)                                                                          60,103,575       (15,280,287)
   Net change in unrealized appreciation (depreciation)                                             (37,414,717)      147,133,349
                                                                                                   ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   18,937,709       127,644,953
                                                                                                   ------------      ------------
FROM SHARE TRANSACTIONS

CLASS A
   Proceeds from sales of shares (7,504,285 and 7,371,191 shares, respectively)                     109,912,832        97,400,413
   Cost of shares repurchased (12,626,870 and 13,131,989 shares, respectively)                     (180,715,370)     (160,483,470)
                                                                                                   ------------      ------------
Total                                                                                               (70,802,538)      (63,083,057)
                                                                                                   ------------      ------------
CLASS B
   Proceeds from sales of shares (141,051 and 215,594 shares, respectively)                           1,886,969         2,497,818
   Cost of shares repurchased (731,928 and 787,208 shares, respectively)                             (9,787,991)       (9,014,270)
                                                                                                   ------------      ------------
Total                                                                                                (7,901,022)       (6,516,452)
                                                                                                   ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                        (78,703,560)      (69,599,509)
                                                                                                   ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                            (59,765,851)       58,045,444

NET ASSETS
   Beginning of period                                                                              920,602,433       862,556,989
                                                                                                   ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0,  RESPECTIVELY]       $860,836,582      $920,602,433
                                                                                                   ============      ============

                        See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                       CLASS A
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                             2004         2003         2002(3)       2001         2000
Net asset value, beginning of period                        $13.90       $11.89        $13.76       $29.14        $29.61
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                           (0.06)       (0.06)        (0.07)       (0.08)        (0.12)
   Net realized and unrealized gain (loss)                    0.37         2.07         (1.80)      (13.76)         3.35
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         0.31         2.01         (1.87)      (13.84)         3.23
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                        --           --            --        (1.54)        (3.70)
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                        --           --            --        (1.54)        (3.70)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                     0.31         2.01         (1.87)      (15.38)        (0.47)
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $14.21       $13.90        $11.89       $13.76        $29.14
                                                            ======       ======        ======       ======        ======
Total return(1)                                               2.23 %      16.90 %      (13.59)%     (49.46)%       10.43 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $844,523     $896,872      $835,713   $1,198,984    $2,796,095

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.34 %       1.36 %        1.29 %       1.17 %        1.06 %
   Net investment income (loss)                              (0.39)%      (0.49)%       (0.51)%      (0.42)%       (0.39)%
Portfolio turnover                                              57 %         39 %         109 %         63 %          75 %


                                                                                       CLASS B
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                             2004         2003         2002(3)       2001         2000
Net asset value, beginning of period                        $12.96       $11.17        $13.04       $27.90        $28.68
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                           (0.15)       (0.14)        (0.16)       (0.22)        (0.34)
   Net realized and unrealized gain (loss)                    0.35         1.93         (1.71)      (13.10)         3.26
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         0.20         1.79         (1.87)      (13.32)         2.92
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                        --           --            --        (1.54)        (3.70)
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                        --           --            --        (1.54)        (3.70)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                     0.20         1.79         (1.87)      (14.86)        (0.78)
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $13.16       $12.96        $11.17       $13.04        $27.90
                                                            ======       ======        ======       ======        ======
Total return(1)                                               1.54 %      16.03 %      (14.34)%     (49.82)%        9.61 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $16,314      $23,730       $26,844      $41,849      $100,558

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         2.09 %       2.11 %        2.05 %       1.92 %        1.81 %
   Net investment income (loss)                              (1.13)%      (1.24)%       (1.26)%      (1.16)%       (1.14)%
Portfolio turnover                                              57 %         39 %         109 %         63 %          75 %

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
    October 31, 2002, was to decrease net investment income (loss) to average net assets from (0.50)% to (0.51)% for Class
    A and from (1.25)% to (1.26)% for Class B, respectively. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-ENGEMANN MID-CAP GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LED BY GRETCHEN LASH, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Engemann Mid-Cap Growth Fund's objective is to seek capital appreciation. There is no guarantee that the Fund will achieve its objective.

      On July 28, 2004, the Fund changed its name from the Phoenix-Engemann Aggressive Growth Fund to the Phoenix-Engemann Mid-Cap Growth Fund. Since historically the Fund had invested principally in mid-cap issuers, the Board of Trustees determined that the name change would provide greater clarity to investors as to the Fund's investments. The Fund's principal investment strategy of investing in companies having market capitalizations between $2-$10 billion remains unchanged, except that the Fund will now be required to invest 80% of its assets, rather than 65% as previously required, in such mid-cap issuers. The Fund's investment objective, all other principal investment strategies and principal risks remain the same.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED OCTOBER 31, 2004?

A: For the fiscal year ended October 31, 2004, the Fund's Class A shares returned (4.08)%, Class B shares returned (4.69)% and Class C shares returned (4.78)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 9.41%, and the Russell Midcap(R) Growth Index, which is the Fund's style-specific index appropriate for comparison, returned 8.77%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: LOOKING BACK OVER THE LAST 12 MONTHS, HOW WOULD YOU DESCRIBE THE EQUITY MARKET ENVIRONMENT FOR INVESTORS?

A: During 2003 and early 2004, the markets were strong as investors responded to a strong rebound in the economy and in corporate profits. Lower quality, higher leveraged and smaller cap stocks outperformed the market because of their higher leverage to the economic turnaround and, consequently, stronger year-over-year earnings growth. In March, the markets suddenly changed course as the Federal Reserve (the "Fed") started raising interest rates and oil prices began to climb precipitously. Higher rates and oil prices, combined with worries about the Iraq war and the presidential election, caused investors to seek companies with lower economic sensitivity and lower risk profiles. In September and October, this trend started to change again as evidence mounted that the economy would not roll over and that the Iraq situation would not further deteriorate dramatically.

      Consequently, it has been a difficult market with lots of rotation and no clear direction. Growth stocks generally underperformed value stocks for most of the period. Recently that seems to have reversed and we believe there are reasons to believe growth will continue to outperform value over the next year.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: The Fund's performance suffered mostly because our holdings in the technology sector underperformed the holdings of the technology sector in the benchmark, the Russell Midcap Growth Index. In addition, the technology sector was one of the worst performing areas of the benchmark index so we were doubly hurt as we had overweighted the sector.

      Going forward into 2005 we plan to have a smaller weighting in the technology sector overall. We plan to reduce our exposure to semiconductor stocks, and may be reducing some other technology holdings as well.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We are optimistic about the prospects for the Fund going forward. We believe our outlook for moderate GDP growth and more sustainable S&P earnings growth of 10% to 12% will bode well for the equity markets and growth stocks in particular. We believe that we have positioned the current portfolio to take advantage of that growth with a lower risk profile than it had over the past few years.

                                                                   NOVEMBER 2004



THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix-Engemann Mid-Cap Growth Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS 1                            PERIOD ENDING 10/31/04
--------------------------------------------------------------------------------


                                                                                     INCEPTION       INCEPTION
                                                 1 YEAR     5 YEARS      10 YEARS    TO 10/31/04        DATE
                                                 -------    -------      --------    -----------     ---------
        Class A Shares at NAV 2                  (4.08)%    (8.02)%        8.42%           --              --
        Class A Shares at POP 3                  (9.60)     (9.11)         7.78            --              --

        Class B Shares at NAV 2                  (4.69)     (8.69)         7.63            --              --
        Class B Shares with CDSC 4               (8.51)     (8.69)         7.63            --              --

        Class C Shares at NAV 2                  (4.78)        --            --        (11.57)%        1/2/01
        Class C Shares with CDSC 4               (4.78)        --            --        (11.57)         1/2/01

        S&P 500(R) Index                          9.41      (2.22)        11.04            --          1/2/01

        Russell Midcap Growth Index               8.77      (0.19)         9.81            --          1/2/01



--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 10/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/94 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

           Phoenix-Engemann      Phoenix-Engemann
          Mid-Cap Growth Fund   Mid-Cap Growth Fund   S&P 500(R)  Russell MidCap
               Class A 5             Class B 5          Index      Growth Index
          -------------------   -------------------   ----------  --------------
10/31/94        $ 9,425               $10,000           $10,000      $10,000
10/31/95         12,737                13,415            12,424       12,641
10/31/96         14,957                15,632            14,654       15,700
10/31/97         17,898                18,555            18,261       20,776
10/30/98         17,966                18,504            18,705       25,350
10/29/99         32,148                32,852            25,750       31,887
10/31/00         45,940                46,615            35,708       33,816
10/31/01         19,993                20,118            20,432       25,391
10/31/02         15,698                15,684            16,833       21,555
10/31/03         22,062                21,882            23,448       26,046
10/29/04         21,162                20,854            25,503       28,498


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       10/31/04
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Information Technology     24%
Consumer Discretionary     21
Health-Care                19
Industrials                14
Energy                      7
Consumer Staples            3
Materials                   2
Other                      10

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 This chart illustrates the application of initial sales charges on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges, fees and inception charges.

   For information regarding the indexes, see the glossary on page 3.

   ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Engemann Mid-Cap Growth Fund


ABOUT YOUR FUND'S EXPENSES

   As a shareholder of the Mid-Cap Growth Fund, you incur two types of costs:
(1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

                             Beginning            Ending          Expenses Paid
Mid-Cap Growth Fund        Account Value       Account Value          During
    Class A                 May 1, 2004      October 31, 2004         Period*
-------------------        -------------     -----------------    -------------
Actual                        $1,000.00         $  995.50             $7.68
Hypothetical (5% return
  before expenses)             1,000.00          1,025.14              7.80

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.53%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS (4.08)%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT OCTOBER 31, 2004 OF $959.20.

                             Beginning            Ending          Expenses Paid
Mid-Cap Growth Fund        Account Value       Account Value          During
    Class B                 May 1, 2004      October 31, 2004         Period*
-------------------        -------------     -----------------    -------------
Actual                        $1,000.00         $  991.90            $11.42
Hypothetical (5% return
  before expenses)             1,000.00          1,025.14             11.61

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.28%,
  MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

   ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS (4.69)%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT OCTOBER 31, 2004 OF $953.10.

                             Beginning            Ending          Expenses Paid
Mid-Cap Growth Fund        Account Value       Account Value          During
    Class C                 May 1, 2004      October 31, 2004         Period*
-------------------        -------------     -----------------    -------------
Actual                        $1,000.00         $  991.80            $11.42
Hypothetical (5% return
  before expenses)             1,000.00          1,025.14             11.61

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.28%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS (4.78)%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT OCTOBER 31, 2004 OF $952.20.

Phoenix-Engemann Mid-Cap Growth Fund

--------------------------------------------------------------------------------
   TEN LARGEST HOLDINGS AT OCTOBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(f)
--------------------------------------------------------------------------------
 1. Marvell Technology Group Ltd.                3.9%
 2. Corporate Executive Board Co. (The)          3.5%
 3. Station Casinos, Inc.                        2.8%
 4. Alliance Data Systems Corp.                  2.8%
 5. Whole Foods Market, Inc.                     2.7%
 6. Pioneer Natural Resources Co.                2.2%
 7. Advance Auto Parts, Inc.                     2.2%
 8. Nucor Corp.                                  2.1%
 9. Sepracor, Inc.                               2.0%
10. Omnicare, Inc.                               2.0%
--------------------------------------------------------------------------------

                   SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2004

                                                    SHARES         VALUE
                                                    -------    ------------

DOMESTIC COMMON STOCKS--87.2%

AEROSPACE & DEFENSE--1.0%
Precision Castparts Corp. ....................       30,000    $  1,800,000

AIR FREIGHT & COURIERS--0.8%
Expeditors International of Washington, Inc. .       25,000       1,427,500

APPAREL RETAIL--2.3%
Chico's FAS, Inc.(b) .........................       60,000       2,401,800
Ross Stores, Inc. ............................       65,000       1,707,550
                                                               ------------
                                                                  4,109,350
                                                               ------------

APPAREL, ACCESSORIES & LUXURY GOODS--1.5%
Coach, Inc.(b) ...............................       60,000       2,797,800

APPLICATION SOFTWARE--3.0%
Citrix Systems, Inc.(b) ......................       50,000       1,206,500
Mercury Interactive Corp. ....................       50,000       2,171,500
NAVTEQ Corp.(b) ..............................       50,000       2,015,500
                                                               ------------
                                                                  5,393,500
                                                               ------------

CASINOS & GAMING--5.8%
Boyd Gaming Corp. ............................       90,000       3,014,100
MGM Mirage(b) ................................       45,000       2,421,000
Station Casinos, Inc. ........................      100,000       5,095,000
                                                               ------------
                                                                 10,530,100
                                                               ------------

COMMUNICATIONS EQUIPMENT--1.2%
Avaya, Inc.(b) ...............................      150,000       2,160,000

COMPUTER STORAGE & PERIPHERALS--3.7%
Network Appliance, Inc.(b) ...................       30,000         734,100
QLogic Corp.(b) ..............................       50,000       1,625,000
Storage Technology Corp.(b) ..................       50,000       1,351,000
Unova, Inc.(b)(c) ............................      200,000       3,070,000
                                                               ------------
                                                                  6,780,100
                                                               ------------


                                                    SHARES         VALUE
                                                    -------    ------------

DATA PROCESSING & OUTSOURCED SERVICES--2.8%
Alliance Data Systems Corp.(b) ...............      120,000    $  5,073,600

DEPARTMENT STORES--1.2%
Nordstrom, Inc. ..............................       50,000       2,159,000

DIVERSIFIED COMMERCIAL SERVICES--4.4%
Block (H&R), Inc. ............................       35,000       1,664,250
Corporate Executive Board Co. (The) ..........      100,000       6,365,000
                                                               ------------
                                                                  8,029,250
                                                               ------------

ELECTRICAL COMPONENTS & EQUIPMENT--0.9%
Rockwell Automation, Inc. ....................       40,000       1,667,600

ELECTRONIC EQUIPMENT MANUFACTURERS--0.9%
Symbol Technologies, Inc. ....................      110,000       1,615,900

ELECTRONIC MANUFACTURING SERVICES--0.5%
Sanmina-SCI Corp.(b) .........................      125,000       1,000,000

EMPLOYMENT SERVICES--3.0%
Manpower, Inc. ...............................       45,000       2,036,250
Monster Worldwide, Inc.(b) ...................      120,000       3,366,000
                                                               ------------
                                                                  5,402,250
                                                               ------------

FOOD RETAIL--2.7%
Whole Foods Market, Inc. .....................       60,000       4,885,800

HEALTH CARE DISTRIBUTORS--2.5%
AmerisourceBergen Corp. ......................       20,000       1,100,800
Omnicare, Inc. ...............................      127,100       3,506,689
                                                               ------------
                                                                  4,607,489
                                                               ------------

HEALTH CARE EQUIPMENT--4.1%
Beckman Coulter, Inc. ........................       30,000       1,785,000
Kinetic Concepts, Inc.(b) ....................       60,000       2,989,800
Varian Medical Systems, Inc.(b) ..............       65,000       2,609,750
                                                               ------------
                                                                  7,384,550
                                                               ------------

                        See Notes to Financial Statements

Phoenix-Engemann Mid-Cap Growth Fund

                                                    SHARES         VALUE
                                                    -------    ------------

HEALTH CARE FACILITIES--1.4%
Triad Hospitals, Inc.(b) .....................       80,000    $  2,642,400

HEALTH CARE SERVICES--4.6%
Express Scripts, Inc.(b) .....................       25,000       1,600,000
Laboratory Corporation of America Holdings(b)        35,000       1,603,000
Lincare Holdings, Inc.(b) ....................       40,000       1,470,400
Medco Health Solutions, Inc.(b) ..............       60,000       2,034,600
Quest Diagnostics, Inc. ......................       20,000       1,750,800
                                                               ------------
                                                                  8,458,800
                                                               ------------

HEALTH CARE SUPPLIES--0.3%
Dade Behring Holdings, Inc.(b) ...............       10,000         562,900

HOTELS, RESORTS & CRUISE LINES--0.9%
Hilton Hotels Corp. ..........................       80,000       1,592,000

INTERNET SOFTWARE & SERVICES--1.7%
aQuantive, Inc.(b) ...........................       55,000         492,250
Ask Jeeves, Inc.(b) ..........................      100,000       2,578,000
                                                               ------------
                                                                  3,070,250
                                                               ------------

MOVIES & ENTERTAINMENT--0.8%
Regal Entertainment Group Class A ............       70,000       1,393,700

OIL & GAS DRILLING--0.7%
Patterson-UTI Energy, Inc. ...................       70,000       1,346,100

OIL & GAS EQUIPMENT & SERVICES--1.4%
BJ Services Co. ..............................       50,000       2,550,000

OIL & GAS EXPLORATION & PRODUCTION--4.8%
EOG Resources, Inc. ..........................       20,000       1,331,200
Pioneer Natural Resources Co. ................      125,000       4,050,000
Ultra Petroleum Corp.(b) .....................       25,000       1,215,000
XTO Energy, Inc. .............................       65,000       2,169,700
                                                               ------------
                                                                  8,765,900
                                                               ------------

OTHER DIVERSIFIED FINANCIAL SERVICES--0.6%
CapitalSource, Inc.(b)(c) ....................       50,000       1,120,000

PHARMACEUTICALS--5.5%
Barr Pharmaceuticals, Inc.(b) ................       80,000       3,012,000
Medicis Pharmaceutical Corp. Class A .........       80,000       3,253,600
Sepracor, Inc.(b) ............................       80,000       3,674,400
                                                               ------------
                                                                  9,940,000
                                                               ------------

PHOTOGRAPHIC PRODUCTS--0.5%
Eastman Kodak Co. ............................       30,000         908,400

RESTAURANTS--2.9%
Applebee's International, Inc. ...............      125,000       2,858,750


                                                    SHARES         VALUE
                                                    -------    ------------

RESTAURANTS--CONTINUED
Brinker International, Inc.(b) ...............       30,000    $    969,000
Cheesecake Factory, Inc. (The)(b) ............       35,000       1,519,350
                                                               ------------
                                                                  5,347,100
                                                               ------------

SEMICONDUCTORS--3.7%
Altera Corp.(b) ..............................       50,000       1,136,500
Intersil Corp. Class A .......................      125,000       2,040,000
Microchip Technology, Inc. ...................       85,000       2,571,250
National Semiconductor Corp.(b) ..............       60,000       1,002,000
                                                               ------------
                                                                  6,749,750
                                                               ------------

SPECIALIZED FINANCE--1.3%
CIT Group, Inc. ..............................       60,000       2,424,000

SPECIALTY STORES--5.4%
Advance Auto Parts, Inc.(b) ..................      100,000       3,912,000
Michaels Stores, Inc. ........................       40,000       1,164,000
PETsMART, Inc. ...............................       75,000       2,398,500
Tiffany & Co. ................................       80,000       2,346,400
                                                               ------------
                                                                  9,820,900
                                                               ------------

STEEL--2.1%
Nucor Corp. ..................................       90,000       3,800,700

SYSTEMS SOFTWARE--2.6%
Novell, Inc.(b) ..............................      300,000       2,157,000
Symantec Corp.(b) ............................       25,000       1,423,500
VERITAS Software Corp.(b) ....................       50,000       1,094,000
                                                               ------------
                                                                  4,674,500
                                                               ------------

TRADING COMPANIES & DISTRIBUTORS--1.8%
Fastenal Co. .................................       60,000       3,313,800

TRUCKING--1.9%
Hunt (J.B.) Transport Services, Inc. .........       40,000       1,634,400
Yellow Roadway Corp.(b) ......................       40,000       1,919,600
                                                               ------------
                                                                  3,554,000
                                                               ------------
---------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $135,551,374)                                  158,858,989
---------------------------------------------------------------------------

FOREIGN COMMON STOCKS(e)--5.4%

HOME ENTERTAINMENT SOFTWARE--0.5%
Shanda Interactive Entertainment Ltd.
(Switzerland)(b)(c) ..........................       30,000         911,670

PHARMACEUTICALS--1.0%
Elan Corp. plc ADR (Ireland)(b) ..............       70,000       1,806,000


                        See Notes to Financial Statements

Phoenix-Engemann Mid-Cap Growth Fund

                                                   SHARES         VALUE
                                                  ---------    ------------

SEMICONDUCTORS--3.9%
Marvell Technology Group Ltd. (Bermuda)(b) ...      250,000    $  7,142,500
---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,447,648)                                      9,860,170
---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--92.6%
(IDENTIFIED COST $139,999,022)                                  168,719,159
---------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--8.2%

MONEY MARKET MUTUAL FUNDS--1.7%
AIM Short Term Investment Trust Liquid
Assets Portfolio-Institutional Shares
(1.73% seven day effective yield)(d) .........    3,065,144       3,065,144


                                         STANDARD &
                                          POOR'S      PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)
                                        ----------- -------
FEDERAL AGENCY SECURITIES--0.9%
Freddie Mac 1.875%, 2/15/05 ............     AAA    $ 1,550       1,549,141

COMMERCIAL PAPER--5.6%
Cargill, Inc. 1.82%, 11/1/04 ...........     A-1        295         295,000

UBS Finance Delaware LLC 1.84%,
11/1/04 ................................     A-1+     1,800       1,800,000

Pfizer, Inc. 1.75%, 11/3/04 ............     A-1+     4,080       4,079,603

Bristol-Myers Squibb Co. 1.84%,
11/4/04 ................................     A-1      3,320       3,319,491

International Lease Finance Corp. 1.75%,
11/4/04 ................................     A-1+       705         704,897
                                                               ------------
                                                                 10,198,991
                                                               ------------
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $14,816,828)                                    14,813,276
---------------------------------------------------------------------------

TOTAL INVESTMENTS--100.8%
(IDENTIFIED COST $154,815,850)                                 $183,532,435(a)

Other assets and liabilities, net--(0.8)%                        (1,389,646)
                                                               ------------
NET ASSETS--100.0%                                             $182,142,789
                                                               ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $29,498,483 and gross depreciation of $1,316,343 for federal income tax purposes. At October 31, 2004, the aggregate cost of securities for federal income tax purposes was $155,350,295.
(b) Non-income producing.
(c) All or a portion of security is on loan.
(d) Represents security purchased with cash collateral received for securities on loan.
(e) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2M "Foreign security country determination" in the Notes to Financial Statements.
(f) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix-Engemann Mid-Cap Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004


ASSETS
Investment securities at value,
   including $2,963,141 of securities on loan
   (Identified cost $154,815,850)                               $ 183,532,435
Cash                                                                      168
Receivables
   Investment securities sold                                       3,903,770
   Fund shares sold                                                    39,511
   Dividends and interest                                              31,510
Prepaid expenses                                                       18,487
Trustee retainer                                                        1,787
                                                                -------------
     Total assets                                                 187,527,668
                                                                -------------
LIABILITIES
Payables
   Investment securities purchased                                  1,773,408
   Fund shares repurchased                                            204,964
   Collateral on securities loaned                                  3,065,144
   Investment advisory fee                                            126,040
   Transfer agent fee                                                  92,535
   Distribution and service fees                                       48,068
   Financial agent fee                                                 11,775
Accrued expenses                                                       62,945
                                                                -------------
     Total liabilities                                              5,384,879
                                                                -------------
NET ASSETS                                                      $ 182,142,789
                                                                =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $ 272,026,630
Accumulated net realized loss                                    (118,600,426)
Net unrealized appreciation                                        28,716,585
                                                                -------------
NET ASSETS                                                      $ 182,142,789
                                                                =============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $166,243,807)               12,402,666
Net asset value per share                                              $13.40
Offering price per share $13.40/(1-5.75%)                              $14.22

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $15,548,763)                 1,277,077
Net asset value and offering price per share                           $12.18

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $350,219)                       28,794
Net asset value and offering price per share                           $12.16


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2004


INVESTMENT INCOME
Dividends                                                        $    430,660
Interest                                                              107,566
Security lending                                                       24,431
Foreign taxes withheld                                                 (2,412)
                                                                 ------------
     Total investment income                                          560,245
                                                                 ------------
EXPENSES
Investment advisory fee                                             1,672,518
Service fees, Class A                                                 460,950
Distribution and service fees, Class B                                180,005
Distribution and service fees, Class C                                  4,343
Financial agent fee                                                   158,588
Transfer agent                                                        497,156
Printing                                                               64,831
Professional                                                           35,673
Trustees                                                               33,309
Custodian                                                              30,123
Registration                                                           10,805
Miscellaneous                                                          22,716
                                                                 ------------
     Total expenses                                                 3,171,017
     Custodian fees paid indirectly                                      (646)
                                                                 ------------
     Net expenses                                                   3,170,371
                                                                 ------------
NET INVESTMENT LOSS                                                (2,610,126)
                                                                 ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized gain on securities                                    18,963,105
Net change in unrealized appreciation
   (depreciation) on investments                                  (25,205,274)
                                                                 ------------
NET LOSS ON INVESTMENTS                                            (6,242,169)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ (8,852,295)
                                                                 ============

                        See Notes to Financial Statements

Phoenix-Engemann Mid-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                    Year Ended         Year Ended
                                                                                                     10/31/04           10/31/03
                                                                                                   ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                    $ (2,610,126)      $ (2,455,453)
   Net realized gain (loss)                                                                          18,963,105         18,814,366
   Net change in unrealized appreciation (depreciation)                                             (25,205,274)        48,090,471
                                                                                                   ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   (8,852,295)        64,449,384
                                                                                                   ------------       ------------
FROM SHARE TRANSACTIONS

CLASS A
   Proceeds from sales of shares (1,051,691 and 1,664,444 shares, respectively)                      14,563,008         19,514,372
   Cost of shares repurchased (2,867,497 and 3,520,038 shares, respectively)                        (38,959,255)       (38,875,157)
                                                                                                   ------------       ------------
Total                                                                                               (24,396,247)       (19,360,785)
                                                                                                   ------------       ------------
CLASS B
   Proceeds from sales of shares (136,988 and 189,663 shares, respectively)                           1,726,404          1,969,455
   Cost of shares repurchased (463,409 and 602,376 shares, respectively)                             (5,804,265)        (6,058,042)
                                                                                                   ------------       ------------
Total                                                                                                (4,077,861)        (4,088,587)
                                                                                                   ------------       ------------
CLASS C
   Proceeds from sales of shares (10,806 and 17,903 shares, respectively)                               133,205            198,769
   Cost of shares repurchased (21,800 and 13,391 shares, respectively)                                 (271,440)          (151,503)
                                                                                                   ------------       ------------
Total                                                                                                  (138,235)            47,266
                                                                                                   ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                        (28,612,343)       (23,402,106)
                                                                                                   ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                            (37,464,638)        41,047,278

NET ASSETS
   Beginning of period                                                                              219,607,427        178,560,149
                                                                                                   ------------       ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY]        $182,142,789       $219,607,427
                                                                                                   ============       ============

                        See Notes to Financial Statements

Phoenix-Engemann Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS A
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                             2004         2003         2002(3)       2001         2000
Net asset value, beginning of period                        $13.97       $ 9.94        $12.66       $31.99        $24.54
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                           (0.17)       (0.14)        (0.15)       (0.12)        (0.14)
   Net realized and unrealized gain (loss)                   (0.40)        4.17         (2.57)      (17.12)        10.50
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                        (0.57)        4.03         (2.72)      (17.24)        10.36
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         --           --            --           --            --
   Distributions from net realized gains                        --           --            --        (2.09)        (2.91)
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                        --           --            --        (2.09)        (2.91)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                    (0.57)        4.03         (2.72)      (19.33)         7.45
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $13.40       $13.97        $ 9.94       $12.66        $31.99
                                                            ======       ======        ======       ======        ======
Total return(1)                                              (4.08)%      40.54 %      (21.49)%     (56.48)%       42.90 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $166,244     $198,602      $159,767     $250,174      $622,964

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.50 %       1.56 %        1.51 %       1.36 %        1.13 %
   Net investment income (loss)                              (1.22)%      (1.24)%       (1.22)%      (0.64)%       (0.43)%
Portfolio turnover                                             181 %        175 %         172 %        183 %         158 %


                                                                                       CLASS B
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                             2004         2003         2002(3)       2001         2000
Net asset value, beginning of period                        $12.78       $ 9.16        $11.75       $30.13        $23.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                           (0.25)       (0.20)        (0.23)       (0.24)        (0.38)
   Net realized and unrealized gain (loss)                   (0.35)        3.82         (2.36)      (16.05)        10.02
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                        (0.60)        3.62         (2.59)      (16.29)         9.64
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         --           --            --           --            --
   Distributions from net realized gains                        --           --            --        (2.09)        (2.91)
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                        --           --            --        (2.09)        (2.91)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                    (0.60)        3.62         (2.59)      (18.38)         6.73
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $12.18       $12.78        $ 9.16       $11.75        $30.13
                                                            ======       ======        ======       ======        ======
Total return(1)                                              (4.69)%      39.52 %      (22.04)%     (56.84)%       41.89 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $15,549      $20,497       $18,470      $28,116       $64,351

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         2.24 %       2.31 %        2.26 %       2.11 %        1.88 %
   Net investment income (loss)                              (1.97)%      (1.99)%       (1.98)%      (1.40)%       (1.20)%
Portfolio turnover                                             181 %        175 %         172 %        183 %         158 %

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
    October 31, 2002, was to decrease the ratio of net investment income to average net assets from (1.97)% to (1.98)% for
    Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A or B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Engemann Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                            CLASS C
                                                                       -------------------------------------------------
                                                                                                                 FROM
                                                                              YEAR ENDED OCTOBER 31,           INCEPTION
                                                                       ----------------------------------      1/2/01 TO
                                                                        2004          2003        2002(3)      10/31/01
Net asset value, beginning of period                                    $12.77       $ 9.16       $11.75        $19.48
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                                       (0.24)       (0.21)       (0.22)        (0.20)
   Net realized and unrealized gain (loss)                               (0.37)        3.82        (2.37)        (7.53)
                                                                        ------       ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                                    (0.61)        3.61        (2.59)        (7.73)
                                                                        ------       ------       ------        ------
Change in net asset value                                                (0.61)        3.61        (2.59)        (7.73)
                                                                        ------       ------       ------        ------
NET ASSET VALUE, END OF PERIOD                                          $12.16       $12.77       $ 9.16        $11.75
                                                                        ======       ======       ======        ======
Total return(1)                                                          (4.78)%      39.41 %     (22.04)%      (39.62)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                     $350         $508         $323          $275

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                     2.24 %       2.30 %       2.27 %        2.16 %(4)
   Net investment income (loss)                                          (1.97)%      (1.99)%      (1.98)%       (1.41)%(4)
Portfolio turnover                                                         181 %        175 %        172 %         183 %(5)

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premiums on debt securities. There was no effect on net investment income
    (loss) per share, net realized and unrealized gain (loss) per share or the ratio of net investment income to average net assets for Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) Annualized.
(5) Not annualized.

                        See Notes to Financial Statements

PHOENIX-GOODWIN HIGH YIELD FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LED BY DANIEL SENECAL,
CFA


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Goodwin High Yield Fund's primary objective is high current income, with a secondary objective of capital growth. There is no guarantee that the Fund will achieve its objectives.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED OCTOBER 31, 2004?

A: For the fiscal year ended October 31, 2004, the Fund's Class A shares returned 8.85%, Class B shares returned 8.18% and Class C shares returned 8.14%. For the same period, the Lehman Brothers Aggregate Bond Index, which is a broad-based fixed income index, returned 5.53%, and the Merrill Lynch High Yield Master II Index, which is the Fund's style-specific index appropriate for comparison, returned 12.19%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: LOOKING BACK OVER THE LAST 12 MONTHS, HOW WOULD YOU DESCRIBE THE FIXED INCOME MARKET ENVIRONMENT FOR INVESTORS?

A: During this period, fixed income investors continued to realize positive returns as interest rates remained low and credit quality trends continued to improve. Credit sectors, particularly high yield and emerging market debt, led all bond market returns. Within the high yield credit sector, the riskiest securities generated the highest returns as weaker credits benefited from easy market liquidity and strong U.S. economic growth.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A: The Fund was repositioned during the first half of its fiscal year as the Fund transitioned to a team-managed approach. The team, led by Daniel Senecal, employs many of the same philosophies used successfully in the multi-sector fixed income funds we manage including broad issuer diversification, a bias toward higher credit quality, and a duration-neutral approach. We are also leveraging investment strategies used in other credit sectors such as small exposures to emerging markets and structured investments, which are typically higher yielding and fit the Fund's investment objectives.

      The Fund's performance, compared to its high yield benchmark, was negatively impacted by industry weightings and issue selection in the telecommunications and food and drug retail sectors. The Fund was also hurt in January and February 2004 by exposure to credit index products that did not rally as strongly as the overall index. At the time, the Fund was using these products to remain fully invested as the portfolio was being repositioned. At the same time, the Fund benefited from its weightings and issue selection in paper, energy, cable and health care.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: As of this writing, the Federal Reserve (the "Fed") has increased the federal funds rate by 100 basis points (1.00%) since June, now at 2.00%; however, real interest rates remain low. Treasury yields have not risen in line with the federal funds rate as the Treasury market has been supported by strong foreign inflows. We believe this has kept market yields lower than fundamentals warrant and have in turn caused yields in other credit sectors, including high yield, to compress. As high yield spreads approach all-time lows, we believe investor returns going forward will largely be derived from interest income and not from capital gains. It is our opinion that the BB-rated credit tier currently offers the best relative value.

      Lending standards remain generous by historical standards and high yield new issuance has been dominated by low quality issuance over the last several months. The credit cycle appears to be at or near its peak and we expect defaults to begin to rise by mid-2005. The major credit rating agencies, Standard and Poor's and Moody's, are both predicting a negative turn in the credit cycle in 2005 although default rates are expected to remain well below historical averages through the calendar year.

      In consideration of the above, we intend to maintain higher-than-average credit quality in the Fund. Compared to its benchmark, the Merrill Lynch High Yield Master II Index, the Fund is currently overweight in paper, containers, autos and services, and underweight in telecommunications, utilities, energy and health care. We will also look to selectively invest in other sectors where we find better relative value including emerging markets, European high yield and structured bonds. Our weightings to these three sectors as of October 31, 2004 were 3%, 2% and 3%, respectively.

                                                                   NOVEMBER 2004


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix-Goodwin High Yield Fund

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS 1                                   PERIODS ENDING 10/31/04
--------------------------------------------------------------------------------


                                                                                                   INCEPTION        INCEPTION
                                                          1 YEAR       5 YEARS      10 YEARS      TO 10/31/04          DATE
                                                          ------       -------      --------      -----------       ---------
        Class A Shares at NAV 2                            8.85%        1.72%         4.94%             --                --
        Class A Shares at POP 3                            3.68         0.74          4.43              --                --

        Class B Shares at NAV 2                            8.18         0.94          4.14              --                --
        Class B Shares with CDSC 4                         4.18         0.94          4.14              --                --

        Class C Shares at NAV 2                            8.14         0.93            --           (0.24)%         2/27/98
        Class C Shares with CDSC 4                         8.14         0.93            --           (0.24)          2/27/98

        Lehman Brothers Aggregate Bond Index               5.53         7.58          7.76            6.71           2/27/98

        Merrill Lynch High Yield Master II Index          12.19         6.56          8.02            5.11           2/27/98


--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 10/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/94 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHCI AS FOLLOWS:

                                                                   Merrill Lynch
         Phoenix-Goodwin     Phoenix-Goodwin    Lehman Brothers      High Yield
         High Yield Fund     High Yield Fund     Aggregate Bond       Master II
            Class A 5           Class B 5            Index              Index
         ---------------     ---------------     --------------    -------------
10/31/94     $ 9,525             $10,000            $10,000           $10,000
10/31/95      10,591              11,044             11,565            11,753
10/31/96      12,280              12,687             12,241            13,055
10/31/97      14,126              14,485             13,330            14,925
10/30/98      12,858              13,094             14,574            14,913
10/29/99      14,165              14,321             14,652            15,750
10/31/00      13,789              13,817             15,721            15,486
10/31/01      12,291              12,216             18,010            15,494
10/31/02      11,759              11,619             19,070            14,491
10/31/03      14,174              13,872             20,006            19,288
10/29/04      15,429              15,007             21,113            21,639


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHCI AS FOLLOWS:

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       10/31/04
--------------------------------------------------------------------------------
As a percentage of investments

Domestic Corporate                80%
Foreign Corporate                 11
Non-Agency Mortgage-Backed         2
Asset-Backed                       1
Foreign Common Stock               1
Foreign Government                 1
Domestic Convertible               1
Other                              3

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 This chart illustrates the application of initial sales charges on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges, fees and inception dates.

   For information regarding the indexes, see the glossary on page 3.

   ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Goodwin High Yield Fund


ABOUT YOUR FUND'S EXPENSES

   As a shareholder of the High Yield Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

                               Beginning          Ending          Expenses Paid
High Yield Fund              Account Value     Account Value          During
    Class A                   May 1, 2004    October 31, 2004         Period*
---------------              -------------   ----------------     -------------
Actual                        $1,000.00          $1,058.40            $6.96
Hypothetical (5% return
  before expenses)             1,000.00           1,018.29             6.84

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.34%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 8.85%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT OCTOBER 31, 2004 OF $1,088.50.

                               Beginning          Ending          Expenses Paid
High Yield Fund              Account Value     Account Value          During
    Class B                   May 1, 2004    October 31, 2004         Period*
---------------              -------------   ----------------     -------------
Actual                        $1,000.00          $1,053.10           $10.81
Hypothetical (5% return
  before expenses)             1,000.00           1,014.47            10.66

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.09%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 8.18%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT OCTOBER 31, 2004 OF $1,081.80.

                               Beginning          Ending          Expenses Paid
High Yield Fund              Account Value     Account Value          During
    Class B                   May 1, 2004    October 31, 2004         Period*
---------------              -------------   ----------------     -------------
Actual                        $1,000.00          $1,052.90           $10.81
Hypothetical (5% return
  before expenses)             1,000.00           1,014.47            10.66

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.09%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 8.14%. UTILIZING THIS return in the above calculation yields an ending account value at October 31, 2004 of $1,081.40.

Phoenix-Goodwin High Yield Fund

--------------------------------------------------------------------------------
   TEN LARGEST HOLDINGS AT OCTOBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(m)
--------------------------------------------------------------------------------
 1. Cascades, Inc. 7.25%, 2/15/13                         1.4%
 2. El Paso Corp. 7.875%, 6/15/12                         1.4%
 3. Chesapeake Corp. 7.20%, 3/15/05                       1.3%
 4. JSG Funding plc 9.625%, 10/1/12                       1.3%
 5. Waterford Gaming LLC 8.625%, 9/15/12                  1.3%
 6. JohnsonDiversey, Inc. Series B 9.625%, 5/15/12        1.2%
 7. Terex Corp. 9.25%, 7/15/11                            1.2%
 8. WCI Communities, Inc. 10.625%, 2/15/11                1.2%
 9. Crown European Holdings SA 10.25%, 3/1/11             1.1%
10. Iron Mountain, Inc. 7.75%, 1/15/15                    1.1%
--------------------------------------------------------------------------------

                   SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2004

                                          MOODY'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)          VALUE
                                        ----------- -------     -------------

ASSET-BACKED SECURITIES--0.2%
Green Tree Financial Corp. 97-4, M1
7.22%, 2/15/29 .....................          B     $   650     $    454,187
----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $440,260)                                           454,187
----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--79.1%

ADVERTISING--0.6%
Dex Media, Inc. 0%, 11/15/13(d) ....          B       1,525        1,166,625

AIRLINES--1.2%
American Airlines, Inc. 6.977%, 5/23/21       Ba        767          677,668
Delta Air Lines, Inc. 10%, 8/15/08 .          C         500          265,000

JetBlue Airways Corp. Series 04-1 6 13%,
3/15/08(d) .........................          Ba      1,000        1,022,010

Northwest Airlines, Inc. 10%, 2/1/09         Caa        500          345,000
                                                                ------------
                                                                   2,309,678
                                                                ------------

ALTERNATIVE CARRIERS--1.0%
Level 3 Communications, Inc. 9.125%,
5/1/08 .............................         Caa        500          401,250

Level 3 Financing, Inc. 144A 10.75%,
10/15/11(b) ........................         Caa        500          432,500

Time Warner Telecom, Inc. 10.125%,
2/1/11 .............................          B         500          487,500

Time Warner Telecom Holding, Inc. 5.711%,
2/15/11(d) .........................          B         500          495,000
                                                                ------------
                                                                   1,816,250
                                                                ------------


                                          MOODY'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)          VALUE
                                        ----------- -------     -------------

APPAREL RETAIL--0.3%
Broder Bros. Co. 11.25%, 10/15/10 ..          B     $   500     $    507,500

APPAREL, ACCESSORIES & LUXURY GOODS--0.3%
Phillips-Van Heusen Corp. 7.25%, 2/15/11 ..   B         500          526,250

ASSET MANAGEMENT & CUSTODY BANKS--0.1%
National Mentor, Inc. 144A 9.625%,
12/1/12(b)(k) ......................          B         125          128,750

AUTO PARTS & EQUIPMENT--2.8%
ArvinMeritor, Inc. 8.75%, 3/1/12 ...          Ba        950        1,064,000

CB Cambridge Industries Liquidating Trust
Interests 0%, 12/24/05(e)(f)(g)(l) .          NR      5,164            1,033

Collins & Aikman Products Corp. 144A
12.875%, 8/15/12(b) ................          B         500          435,000

Dana Corp. 6.50%, 3/1/09 ...........          Ba        500          528,750
Dana Corp. 7%, 3/15/28 .............          Ba        500          492,500
Dura Operating Corp. Series D 9%, 5/1/09 ..   B       1,000          962,500
Mark IV Industries, Inc. 7.50%, 9/1/07       Caa        750          712,500

Tenneco Automotive, Inc. Series B 10.25%,
7/15/13 ............................          B       1,000        1,170,000
                                                                ------------
                                                                   5,366,283
                                                                ------------

AUTOMOBILE MANUFACTURERS--0.4%
General Motors Corp. 7.125%, 7/15/13         Baa        750          778,155

BIOTECHNOLOGY--1.1%
Dade Behring Holdings, Inc. 11.91%,
10/3/10 ............................          B         898        1,021,035

Polypore, Inc. 144A 8.75%, 5/15/12(b)        Caa      1,000        1,050,000
                                                                ------------
                                                                   2,071,035
                                                                ------------

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                          MOODY'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)          VALUE
                                        ----------- -------     ------------

BROADCASTING & CABLE TV--5.9%
Avalon Cable LLC 11.875%, 12/1/08 ..         Caa    $ 1,260     $  1,326,592

Charter Communications Holdings
LLC/Charter Communications Holdings
Capital Corp. 8.25%, 4/1/07 ........          Ca      1,000          950,000

Charter Communications Holdings
LLC/Charter Communications Holdings
Capital Corp. 9.92%, 4/1/11 ........          Ca      1,000          807,500

CSC Holdings, Inc. Series B 7.625%,
4/1/11 .............................          B         750          819,375

DIRECTV Holdings LLC/DIRECTV Financing
Co., Inc. 8.375%, 3/15/13 ..........          B         700          801,500

Echostar DBS Corp. 6.375%, 10/1/11 .          Ba      1,200        1,249,500

Insight Midwest L.P./Insight Capital, Inc.
10.50%, 11/1/10 ....................          B       1,750        1,946,875

Mediacom LLC/Mediacom Capital Corp.
9.50%, 1/15/13 .....................          B         750          738,750

PanAmSat Corp. 144A 9%, 8/15/14(b) .          B         750          798,750

Paxson Communications Corp. 0%,
1/15/09(d) .........................         Caa      1,000          875,000

Young Broadcasting, Inc. 8.75%, 1/15/14      Caa      1,000          975,000
                                                                ------------
                                                                  11,288,842
                                                                ------------

BUILDING PRODUCTS--0.7%
Ply Gem Industries, Inc. 144A 9%,
2/15/12(b) .........................          B       1,000        1,002,500

THL Buildco, Inc. 144A 8.50%, 9/1/14(b)       B         325          346,125
                                                                ------------
                                                                   1,348,625
                                                                ------------

CASINOS & GAMING--4.2%
American Casino & Entertainment
Properties LLC 144A 7.85%, 2/1/12(b)          B         250          270,000

Argosy Gaming Co. 7%, 1/15/14 ......          B         500          535,000

Caesars Entertainment, Inc. 8.125%,
5/15/11 ............................          Ba      1,250        1,467,187

Herbst Gaming, Inc. 144A 8.125%,
6/1/12(b) ..........................          B         500          526,250

MGM Mirage 8.50%, 9/15/10 ..........          Ba      1,415        1,634,325

Penn National Gaming, Inc. 6.875%,
12/1/11 ............................          B         370          390,350


                                          MOODY'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)          VALUE
                                        ----------- -------     -------------

CASINOS & GAMING--CONTINUED
Pinnacle Entertainment, Inc. 8.75%,
10/1/13 ............................         Caa    $   500     $    533,750

Seneca Gaming Corp. 7.25%, 5/1/12 ..          B         250          265,000

Waterford Gaming LLC 144A 8.625%,
9/15/12(b) .........................          B       2,270        2,426,063
                                                                ------------
                                                                   8,047,925
                                                                ------------

COMMODITY CHEMICALS--0.8%
Lyondell Chemical Co. 9.50%, 12/15/08         B       1,350        1,478,250

COMMUNICATIONS EQUIPMENT--0.8%
Corning, Inc. 6.20%, 3/15/16(h) ....          Ba      1,000        1,006,605
Lucent Technologies, Inc. 6.45%, 3/15/29      B         500          431,875
                                                                ------------
                                                                   1,438,480
                                                                ------------

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.2%
Terex Corp. 9.25%, 7/15/11 .........          B       2,000        2,250,000

CONSUMER FINANCE--0.4%
Ford Motor Credit Co. 7%, 10/1/13 ..          A         750          792,040

DATA PROCESSING & OUTSOURCED SERVICES--1.5%
Electronic Data Systems Corp. 144A 6.50%,
8/1/13(b) ..........................          Ba        750          767,256

Iron Mountain, Inc. 7.75%, 1/15/15 .          B       1,950        2,115,750
                                                                ------------
                                                                   2,883,006
                                                                ------------

DEPARTMENT STORES--0.6%
Penney (J.C.) Co., Inc. 9%, 8/1/12 .          Ba      1,000        1,230,000

DIVERSIFIED CHEMICALS--1.6%
Equistar Chemicals LP/Equistar Funding
Corp. 10.125%, 9/1/08 ..............          B         700          807,625

Huntsman LLC 144A 9.32%, 7/15/11(b)(d)        B         500          538,750

ISP Holdings, Inc. Series B 10.625%,
12/15/09 ...........................          B       1,500        1,665,000
                                                                ------------
                                                                   3,011,375
                                                                ------------

DIVERSIFIED COMMERCIAL SERVICES--1.4%
Adesa, Inc. 7.625%, 6/15/12 ........          B         500          525,000
Coinmach Corp. 9%, 2/1/10 ..........          B         975        1,014,000

Concentra Operating Corp. 144A 9.125%,
6/1/12(b) ..........................          B         500          555,000

Mobile Mini, Inc. 9.50%, 7/1/13 ....          B         500          572,500
                                                                ------------
                                                                   2,666,500
                                                                ------------

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                          MOODY'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)          VALUE
                                        ----------- -------     ------------

DRUG RETAIL--0.8%
NeighborCare, Inc. 6.875%, 11/15/13           Ba    $ 1,000     $  1,050,000
Rite Aid Corp. 8.125%, 5/1/10 ......          B         200          214,500
Rite Aid Corp. 9.25%, 6/1/13 .......         Caa        300          314,250
                                                                ------------
                                                                   1,578,750
                                                                ------------

ELECTRIC UTILITIES--2.4%
Allegheny Energy Supply Co. LLC 7.80%,
3/15/11 ............................          B         500          553,750

FirstEnergy Corp. Series B 6.45%,
11/15/11 ...........................         Baa      1,000        1,097,237

Midwest Generation LLC 8.75%, 5/1/34          B       1,000        1,137,500

MSW Energy Holdings LLC/MSW Energy
Finance Co., Inc. 8.50%, 9/1/10 ....          Ba        750          825,000

MWS Energy Holdings II LLC/MSW Energy
Finance Co. II, Inc. Series B 7.375%,
9/1/10 .............................          Ba        325          342,875

TECO Energy, Inc. 7.20%, 5/1/11 ....          Ba        500          547,500
                                                                ------------
                                                                   4,503,862
                                                                ------------

ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
Key Components LLC 10.50%, 6/1/08 ..          B         275          284,625

ELECTRONIC EQUIPMENT MANUFACTURERS--0.3%
Itron, Inc. 144A 7.75%, 5/15/12(b) .          B         500          508,750

ENVIRONMENTAL SERVICES--1.3%
Allied Waste North America 7.875%,
4/15/13 ............................          B         850          869,125

Allied Waste North America Series B
9.25%, 9/1/12 ......................          B       1,000        1,085,000

GEO Sub Corp. 144A 11%, 5/15/12(b) .         Caa        500          482,500
                                                                ------------
                                                                   2,436,625
                                                                ------------

FERTILIZERS & AGRICULTURAL CHEMICALS--0.9%
IMC Global, Inc. 10.875%, 8/1/13 ...          B       1,000        1,267,500
Scotts Co. (The) 6.625%, 11/15/13 ..          Ba        500          530,000
                                                                ------------
                                                                   1,797,500
                                                                ------------

FOOD DISTRIBUTORS--0.8%
Nash Finch Co. Series B 8.50%, 5/1/08         B       1,500        1,550,625

FOOD RETAIL--0.8%
Ahold Finance USA, Inc. 8.25%, 7/15/10        Ba        500          573,750
Delhaize America, Inc. 8.125%, 4/15/11        Ba        500          578,563


                                          MOODY'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)          VALUE
                                        ----------- -------     ------------

FOOD RETAIL--CONTINUED
Couche-Tard U.S. LP/Couche-Tard Finance
Corp. 7.50%, 12/15/13 ..............          Ba    $   335     $    362,637
                                                                ------------
                                                                   1,514,950
                                                                ------------

HEALTH CARE DISTRIBUTORS--0.3%
Omnicare, Inc. 6.125%, 6/1/13 ......          Ba        500          507,500

HEALTH CARE FACILITIES--2.9%
HCA, Inc. 5.25%, 11/6/08 ...........          Ba        900          907,590
HCA, Inc. 6.95%, 5/1/12 ............          Ba        900          950,353
HealthSouth Corp. 10.75%, 10/1/08 ..          NR        500          523,750
HealthSouth Corp. 7.625%, 6/1/12 ...          NR        500          487,500

IASIS Healthcare LLC/IASIS Capital Corp.
144A 8.75%, 6/15/14(b) .............          B         500          540,000

Province Healthcare Co. 7.50%, 6/1/13         B       1,000        1,135,000

Tenet Healthcare Corp. 144A 9.875%,
7/1/14(b) ..........................          B-        700          736,750

Vanguard Health Systems, Inc. 144A 9%,
10/1/14(b) .........................         Caa        250          262,500
                                                                ------------
                                                                   5,543,443
                                                                ------------

HOMEBUILDING--2.3%
K. Hovnanian Enterprises, Inc. 7.75%,
5/15/13 ............................          Ba      1,500        1,627,500

Standard-Pacific Corp. 6.875%, 5/15/11        Ba        500          530,000
WCI Communities, Inc. 10.625%, 2/15/11        Ba      1,950        2,203,500
                                                                ------------
                                                                   4,361,000
                                                                ------------

HOTELS, RESORTS & CRUISE LINES--0.8%
La Quinta Properties, Inc. 144A 7%,
8/15/12(b) .........................          Ba        420          453,075

Royal Caribbean Cruises Ltd. 6.875%,
12/1/13 ............................          Ba        500          551,250

Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/1/12 .....................          Ba        500          588,750
                                                                ------------
                                                                   1,593,075
                                                                ------------

HOUSEHOLD PRODUCTS--1.2%
JohnsonDiversey, Inc. Series B 9.625%,
5/15/12 ............................          B       2,000        2,260,000

INTEGRATED TELECOMMUNICATION SERVICES--2.8%
AT&T Corp. 8.05%, 11/15/11 .........          Ba      1,500        1,726,875

PRIMUS Telecommunications Group, Inc.
8%, 1/15/14 ........................          B         500          361,250

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                          MOODY'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)          VALUE
                                        ----------- -------     -------------

INTEGRATED TELECOMMUNICATION SERVICES--CONTINUED
Qwest Capital Funding, Inc. 7.90%,
8/15/10 ............................         Caa    $ 1,000     $    972,500

Qwest Corp. 144A 9.125%, 3/15/12(b)           Ba      1,000        1,132,500

Qwest Services Corp. 144A 13.50%,
12/15/07(b) ........................         Caa      1,000        1,151,250
                                                                ------------
                                                                   5,344,375
                                                                ------------

INVESTMENT BANKING & BROKERAGE--0.3%
REFCO Finance Holdings LLC 144A 9%,
8/1/12(b) ..........................          B         500          542,500

LEISURE FACILITIES--0.5%
Six Flags, Inc. 9.625%, 6/1/14 .....          B       1,000          960,000

MARINE--0.1%
Horizon Lines LLC 144A 9%, 11/1/12(b)         B         250          271,562

METAL & GLASS CONTAINERS--1.4%
BWAY Corp. 10%, 10/15/10 ...........          B       1,000        1,065,000

Owens-Brockway Glass Container, Inc.
7.75%, 5/15/11 .....................          B       1,500        1,638,750
                                                                ------------
                                                                   2,703,750
                                                                ------------

MULTI-UTILITIES & UNREGULATED POWER--4.4%
AES Corp. (The) 9.50%, 6/1/09 ......          B         943        1,091,522
AES Corp. (The) 144A 8.75%, 5/15/13(b)        B       1,000        1,160,000
Calpine Corp. 7.875%, 4/1/08 .......         Caa      1,500          911,250
Calpine Corp. 144A 8.75%, 7/15/13(b)          B       1,500        1,091,250
CMS Energy Corp. 7.50%, 1/15/09 ....          B         750          808,125
Dynegy Holdings, Inc. 6.875%, 4/1/11         Caa      2,000        1,945,000
NRG Energy, Inc. 144A 8%, 12/15/13(b)         B         500          553,125
Reliant Energy, Inc. 9.25%, 7/15/10           B         700          780,500
                                                                ------------
                                                                   8,340,772
                                                                ------------

OFFICE ELECTRONICS--0.7%
Xerox Corp. 6.875%, 8/15/11 ........          Ba      1,250        1,340,625

OFFICE SERVICES & SUPPLIES--0.3%
Williams Scotsman, Inc. 10%, 8/15/08          B         500          547,500

OIL & GAS EXPLORATION & PRODUCTION--2.9%
Chesapeake Energy Corp. 7.50%, 6/15/14        Ba        325          363,187

Chesapeake Energy Corp. 6.875%,
1/15/16(h) .........................          Ba        675          725,625

Denbury Resources, Inc. 7.50%, 4/1/13         B       1,000        1,090,000
Forest Oil Corp. 8%, 12/15/11 ......          Ba      1,000        1,145,000


                                          MOODY'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)          VALUE
                                        ----------- -------     ------------

OIL & GAS EXPLORATION & PRODUCTION--CONTINUED
SESI LLC 8.875%, 5/15/11 ...........          B     $ 1,500     $  1,650,000
Swift Energy Co. 7.625%, 7/15/11 ...          B         500          545,000
                                                                ------------
                                                                   5,518,812
                                                                ------------

OIL & GAS REFINING, MARKETING & TRANSPORTATION--4.3%
Citgo Petroluem Corp. 144A 6%,
10/15/11(b) ........................         Ba         900           920,250

El Paso Corp. 7.875%, 6/15/12 ......         Caa      2,500         2,618,750

Pacific Energy Partners LP / Pacific
Energy Finance Corp 144A 7.125%,
6/15/14(b) .........................          Ba        625          681,250

Premcor Refining Group, Inc. (The)
6.75%, 5/1/14 ......................          Ba      1,000        1,060,000

Teekay Shipping Corp. 8.875%, 7/15/11         Ba      1,450        1,676,562
Williams Cos., Inc. (The) 7.75%,
6/15/31 ............................          B       1,300        1,355,250
                                                                ------------
                                                                   8,312,062
                                                                ------------

OTHER DIVERSIFIED FINANCIAL SERVICES--1.4%
American Real Estate Partners LP/American
Real Estate Finance Corp. 144A 8.125%,
6/1/12(b) ..........................          Ba      1,000        1,060,000

Glencore Funding LLC 144A 6%,
4/15/14(b) .........................         Baa        850          806,966

UGS Corp. 144A 10%, 6/1/12(b) ......          B         750          843,750
                                                                ------------
                                                                   2,710,716
                                                                ------------

PACKAGED FOODS & MEATS--1.8%
Del Monte Corp. 8.625%, 12/15/12 ...          B         850          962,625
Dole Foods Co., Inc. 8.875%, 3/15/11          B       1,200        1,335,000
PPC Escrow Corp. 9.25%, 11/15/13 ...          B       1,100        1,232,000
                                                                ------------
                                                                   3,529,625
                                                                ------------

PAPER PACKAGING--1.8%
Chesapeake Corp. 7.20%, 3/15/05 ....          B       2,500        2,525,000
Jefferson Smurfit Corp. 8.25%, 10/1/12        B         900        1,003,500
                                                                ------------
                                                                   3,528,500
                                                                ------------

PAPER PRODUCTS--2.6%
Appleton Papers, Inc. B 9.75%, 6/15/14        B         500          525,000
Bowater, Inc. 4.88%, 3/15/10(d) ....          Ba      1,335        1,355,025
Georgia Pacific Corp. 8.125%, 5/15/11         Ba      1,500        1,758,750
Georgia-Pacific Corp. 7.375%, 7/15/08         Ba        700          773,500
Solo Cup Co. 8.50%, 2/15/14 ........          B         500          493,750
                                                                ------------
                                                                   4,906,025
                                                                ------------

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                          MOODY'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)          VALUE
                                        ----------- -------     ------------

PERSONAL PRODUCTS--0.1%
Leiner Health Products 144A 11%,
6/1/12(b) ..........................          B     $   250     $    272,188

PROPERTY & CASUALTY INSURANCE--0.6%
First America Capital Trust I 8.50%,
4/15/12 ............................         Baa      1,000        1,137,500

PUBLISHING & PRINTING--1.0%
Cadmus Communications Corp. 8.375%,
6/15/14 ............................          B         500          542,500

Dex Media West LLC/Dex Media West
Finance Co. Series B 8.50%, 8/15/10           B         400          455,000

Dex Media West LLC/Dex Media West
Finance Co. Series B 9.875%, 8/15/13          B         733          870,438
                                                                ------------
                                                                   1,867,938
                                                                ------------

REITS--0.1%
Ventas Realty LP/Ventas Capital Corp.
144A 6.625%, 10/15/14(b) ...........          Ba        100          102,500

SEMICONDUCTOR EQUIPMENT--0.3%
Amkor Technology, Inc. 7.125%, 3/15/11        B         750          650,625

SPECIALIZED FINANCE--0.3%
RMCC Acquisition Co. 144A 9.50%,
11/1/12(b)(k) ......................         Caa        500          500,000

SPECIALTY CHEMICALS--1.6%
Crompton Corp. 144A 9.875%, 8/1/12(b)         B         500          553,750

Huntsman Advanced Materials LLC 144A
11%, 7/15/10(b) ....................          B       1,170        1,357,200

Huntsman International LLC 10.125%,
7/1/09 .............................         Caa        500          527,500

Lubrizol Corp. 5.50%, 10/1/14 ......         Baa        200          201,660

Resolution Performance Products, Inc.
13.50%, 11/15/10 ...................         Caa        500          497,500
                                                                ------------
                                                                   3,137,610
                                                                ------------

SPECIALTY STORES--1.7%
Affinity Group, Inc. 9%, 2/15/12 ...          B         500          537,500
AutoNation, Inc. 9%, 8/1/08 ........          Ba      1,000        1,155,000

Hollywood Entertainment Corp. 9.625%,
3/15/11 ............................          B         950        1,075,875

Toys R Us, Inc. 7.375%, 10/15/18 ...          Ba        500          467,500
                                                                ------------
                                                                   3,235,875
                                                                ------------


                                          MOODY'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)          VALUE
                                        ----------- -------     ------------

STEEL--1.4%
California Steel Industries, Inc. 6.125%,
3/15/14 ............................          Ba    $ 1,000     $    987,500

Steel Dynamics, Inc. 9.50%, 3/15/09           B       1,450        1,611,313
                                                                ------------
                                                                   2,598,813
                                                                ------------

TOBACCO--0.1%
Standard Commercial Corp. 8%, 4/15/12         Ba        250          258,750

TRADING COMPANIES & DISTRIBUTORS--1.6%
Park-Ohio Industries, Inc. 9.25%, 12/1/07    Caa        975          992,063
TD Funding Corp. 8.375%, 7/15/11 ...          B       1,000        1,060,000

United Rentals North America, Inc. 7%,
2/15/14 ............................          B       1,000          927,500
                                                                ------------
                                                                   2,979,563
                                                                ------------

TRUCKING--0.5%
Amerco, Inc. 12%, 3/15/11 ..........          NR      1,000        1,030,000

WIRELESS TELECOMMUNICATION SERVICES--2.7%
American Cellular Corporation Escrow Corp.
Series B 10%, 8/1/11 ...............         Caa      1,000          845,000

Dobson Communications Corp. 8.875%,
10/1/13 ............................          Ca        800          542,000

iPCS Escrow Co. 144A 11.50%, 5/1/12(b)        B         500          547,500

Nextel Communications, Inc. 6.875%,
10/31/13 ...........................          Ba      1,250        1,362,500

Nextel Communications, Inc. 7.375%,
8/1/15 .............................          Ba      1,000        1,115,000

Rural Cellular Corp. 9.75%, 1/15/10          Caa        500          432,500
Triton PCS, Inc. 9.375%, 2/1/11 ....          B         500          370,000
                                                                ------------
                                                                   5,214,500
                                                                ------------
----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $144,302,812)                                   151,088,960
----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--2.6%
Asset Backed Funding Corp. Net Interest
Margin Trust 04 144A 5%, 9/27/34(b)          BBB+(c)  1,000        1,000,000

Asset Backed Securities Corp. Net Interest
Margin Trust 03-HE6, A2 144A 7%,
11/27/33(b) ........................         BB(c)      575          529,000

Bear Stearns Asset Backed Securities
03-HE1N, N2 144A 6.50%, 10/25/05(b)          BB(c)      500          478,984

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                          MOODY'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)          VALUE
                                        ----------- -------     ------------

Bear Stearns Asset Backed Securities
04-HE1N, A2 144A 5.50%, 2/25/34(b) .         BB(c)  $   500     $    457,813

Bear Stearns Net Interest Margin
04-HE3N, A2 5.50%, 4/25/34 .........         BB(c)      600          545,220

First Franklin Net Interest Margin
Trust 04-FF7A, B 144A 6.75%,
9/27/34(b) .........................         BBB-(c)    470          470,208

GSAMP Trust Net Interest Margin 04-1,
N1 144A 5.50%, 9/25/34(b) ..........         BBB(c)     933          932,702

Park Place Securities Net Interest
Margin Trust 04-MCW1, B 144A 7.385%,
9/25/34(b) .........................         BBB(c)     600          600,000
----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $5,031,759)                                       5,013,927
----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--0.7%

BRAZIL--0.7%
Federative Republic of Brazil 8%,
4/15/14 ............................          B       1,281        1,273,642
----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $1,235,175)                                       1,273,642
----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(j)--10.6%

BRAZIL--0.9%
CSN Islands VIII Corp. 144A 9.75%,
12/16/13(b) ........................          B         500          510,000

Petrobras International Finance Co.
9.75%, 7/6/11 ......................         Baa      1,000        1,160,000
                                                                ------------
                                                                   1,670,000
                                                                ------------

CANADA--3.7%
Abitibi Consolidated, Inc. 6%,
6/20/13 ............................          Ba      1,500        1,443,750
Cascades, Inc. 7.25%, 2/15/13 ......          Ba      2,450        2,658,250
CHC Helicopter Corp. 7.375%, 5/1/14           B       1,000        1,070,000
Norske Skog Canada Ltd. 7.375%,
3/1/14 .............................          Ba        840          877,800
Nova Chemicals Corp. 6.50%, 1/15/12           Ba        300          317,250

Rogers Wireless Communications, Inc.
6.375%, 3/1/14 .....................          Ba        700          672,000
                                                                ------------
                                                                   7,039,050
                                                                ------------

CAYMAN ISLANDS--0.1%
New ASAT Finance Ltd. 144A 9.25%,
2/1/11(b) ..........................          B         350          308,000

CHILE--0.4%
Enersis SA 7.375%, 1/15/14 .........          Ba        750          786,919


                                          MOODY'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)          VALUE
                                        ----------- -------     ------------

IRELAND--1.3%
JSG Funding plc 9.625%, 10/1/12 ....          B     $ 2,200     $  2,519,000

LUXEMBOURG--0.5%
Lighthouse International Co. SA
144A 8%, 4/30/14(b) ................          B         750(i)       933,809

MEXICO--0.6%
Innova S de R.L. 9.375%, 9/19/13 ...          B       1,000        1,117,500

NETHERLANDS--1.1%
Kazkommerts International BV RegS
8.50%, 4/16/13(n) ..................         Baa      2,000        2,110,000

POLAND--0.0%
Poland Telecom Finance BV Series B
14%, 12/1/07(e)(f)(g)(l) ...........          NR      4,942           61,770

RUSSIA--0.3%
Mobile Telesystems Finance RegS
8.375%, 10/14/10(n) ................          Ba        500          511,895

SWEDEN--0.6%
Stena AB 9.625%, 12/1/12 ...........          Ba        950        1,074,687

UNITED STATES--1.1%
Crown European Holdings SA 10.25%,
3/1/11 .............................         B+(c)    1,500(i)     2,175,213
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $23,624,490)                                     20,307,843
----------------------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS--0.5%

ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
SCI Systems, Inc. Cv. 3%, 3/15/07 ..          B       1,000          971,250
----------------------------------------------------------------------------
TOTAL DOMESTIC CONVERTIBLE BONDS
(IDENTIFIED COST $970,456)                                           971,250
----------------------------------------------------------------------------


                                                    SHARES
                                                    -------
DOMESTIC PREFERRED STOCKS--0.0%

INTEGRATED TELECOMMUNICATION SERVICES--0.0%
McLeod USA, Inc. Series A Pfd. 2.50% ..........       6,727           11,772
----------------------------------------------------------------------------
TOTAL DOMESTIC PREFERRED STOCKS
(IDENTIFIED COST $47,089)                                             11,772
----------------------------------------------------------------------------

DOMESTIC COMMON STOCKS--0.0%

COMMERCIAL PRINTING--0.0%
Sullivan Holdings, Inc. Class C(e)(g)(l) ......          76                0
----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $357,881)                                                 0
----------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                                     SHARES        VALUE
                                                    -------    ------------
FOREIGN COMMON STOCKS(j)--0.7%

INTEGRATED TELECOMMUNICATION SERVICES--0.5%
Telewest Global, Inc. (United Kingdom)(e) ....       80,453    $    989,572

WIRELESS TELECOMMUNICATION SERVICES--0.2%
Microcell Telecommunications, Inc. Class A
(Canada)(e) ..................................           91           2,581

Microcell Telecommunications, Inc. Class B
(Canada)(e) ..................................       10,855         306,363
                                                               ------------
                                                                    308,944
                                                               ------------
---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,261,733)                                      1,298,516
---------------------------------------------------------------------------

WARRANTS--0.1%

COMMUNICATIONS EQUIPMENT--0.0%
Loral Space & Communications, Inc.(e)(g) .....        8,000               0

INTEGRATED TELECOMMUNICATION SERVICES--0.0%
McLeod USA, Inc.(e) ..........................       14,906           1,118

WIRELESS TELECOMMUNICATION SERVICES--0.1%
Microcell Telecommunications, Inc. Class B
(Canada)(e) ..................................        4,032          51,221

Microcell Telecommunications, Inc. Class B
(Canada)(e) ..................................        6,720          80,934
                                                               ------------
                                                                    132,155
                                                               ------------
---------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $5,217)                                            133,273
---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--94.5%
(IDENTIFIED COST $177,276,871)                                  180,553,370
---------------------------------------------------------------------------


                                          STANDARD &
                                           POOR'S     PAR
                                           RATING    VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- ------     ------------

SHORT-TERM INVESTMENTS--4.2%

COMMERCIAL PAPER--4.2%
UBS Finance Delaware LLC 1.84%,
11/1/04 ............................         A-1+   $ 1,725    $  1,725,000

Wal-Mart Stores, Inc. 1.75%, 11/8/04         A-1+     1,515       1,514,484

Clipper Receivables Co. LLC 1.79%,
11/12/04 ...........................         A-1        250         249,863

Bristol-Myers Squibb Co. 1.82%,
11/15/04 ...........................         A-1      1,505       1,503,935

Ranger Funding Co. LLC 1.855%,
11/18/04 ...........................         A-1+     2,345       2,342,946

CIT Group Holdings 1.85%, 11/29/04 .         A-1        650         649,065
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $7,985,293)                                      7,985,293
---------------------------------------------------------------------------

TOTAL INVESTMENTS--98.7%
(IDENTIFIED COST $185,262,164)                                  188,538,663(a)

Other assets and liabilities, net--1.3%                           2,551,959
                                                               ------------
NET ASSETS--100.0%                                             $191,090,622
                                                               ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $10,756,815 and gross depreciation of $7,997,084 for federal income tax purposes. At October 31, 2004, the aggregate cost of securities for federal income tax purposes was $185,778,932.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, these securities amounted to a value of $32,028,576, or 16.8% of net assets.
(c) As rated by Standard & Poor's or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Non-income producing.
(f) Security in default.
(g) Illiquid. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2004, these securities amounted to a value of $62,803, or 0.0% of net assets.
(h) All or a portion segregated as collateral for when-issued securities.
(i) Par value represents Euro.
(j) Foreign Corporate Bonds, Foreign Common Stocks and Warrants are determined based on the country in which the security is issued. The country of risk, noted in the header or parenthetically, is determined based on criteria described in Note 2M "Foreign security country determination" in the Notes to Financial Statements.
(k) When-issued security.
(l) Restricted security. For acquisition information, please see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(m) Table excludes short-term investments.
(n) Regulation S Security. Security is offered and sold outside of the United States, therefore, it is exempt from registration under Rules 903 and 904 of the Securities Act of 1933.

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004


ASSETS
Investment securities at value
   (Identified cost $185,262,164)                               $ 188,538,663
Cash                                                                  800,151
Receivables
   Interest                                                         3,805,856
   Investment securities sold                                         957,072
   Fund shares sold                                                    51,907
Prepaid expenses                                                       17,047
Trustee retainer                                                        1,787
                                                                -------------
     Total assets                                                 194,172,483
                                                                -------------
LIABILITIES
   Investment securities purchased                                  2,601,092
   Fund shares repurchased                                            147,549
   Investment advisory fee                                            104,855
   Transfer agent fee                                                  92,053
   Distribution and service fees                                       50,845
   Financial agent fee                                                 12,648
Accrued expenses                                                       72,819
                                                                -------------
     Total liabilities                                              3,081,861
                                                                -------------
NET ASSETS                                                      $ 191,090,622
                                                                =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $ 413,056,672
Undistributed net investment income                                   552,008
Accumulated net realized loss                                    (225,797,116)
Net unrealized appreciation                                         3,279,058
                                                                -------------
NET ASSETS                                                      $ 191,090,622
                                                                =============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $174,527,196)               34,153,570
Net asset value per share                                               $5.11
Offering price per share $5.11/(1-4.75%)                                $5.36

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $14,573,861)                 2,887,525
Net asset value and offering price per share                            $5.05

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,989,565)                    392,377
Net asset value and offering price per share                            $5.07


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2004


INVESTMENT INCOME
Interest                                                          $15,950,369
                                                                  -----------
     Total investment income                                       15,950,369
                                                                  -----------
EXPENSES
Investment advisory fee                                             1,311,786
Service fees, Class A                                                 453,463
Distribution and service fees, Class B                                181,012
Distribution and service fees, Class C                                 23,268
Financial agent fee                                                   158,283
Transfer agent                                                        486,721
Printing                                                               58,932
Professional                                                           43,589
Trustees                                                               33,309
Custodian                                                              30,756
Registration                                                           13,270
Miscellaneous                                                          37,613
                                                                  -----------
     Total expenses                                                 2,832,002
     Custodian fees paid indirectly                                    (6,896)
                                                                  -----------
     Net expenses                                                   2,825,106
                                                                  -----------
NET INVESTMENT INCOME                                              13,125,263
                                                                  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized gain on investments                                    1,467,394
Net realized loss on swap agreements                                  (88,950)
Net realized loss on foreign currency transactions                   (201,125)
Net change in unrealized appreciation (depreciation) on
   investments                                                      3,079,224
Net change in unrealized appreciation (depreciation) on
   swap agreements                                                   (421,256)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency translations                  11,115
                                                                  -----------
NET GAIN ON INVESTMENTS                                             3,846,402
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $16,971,665
                                                                  ===========

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                  Year Ended        Year Ended
                                                                                   10/31/04          10/31/03
                                                                                 ------------      ------------
FROM OPERATIONS
   Net investment income (loss)                                                  $ 13,125,263      $ 15,732,544
   Net realized gain (loss)                                                         1,177,319       (19,997,676)
   Net change in unrealized appreciation (depreciation)                             2,669,083        44,649,724
                                                                                 ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 16,971,665        40,384,592
                                                                                 ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                 (12,481,192)      (15,216,761)
   Net investment income, Class B                                                  (1,125,060)       (1,617,226)
   Net investment income, Class C                                                    (143,447)         (206,654)
                                                                                 ------------      ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                      (13,749,699)      (17,040,641)
                                                                                 ------------      ------------
FROM SHARE TRANSACTIONS

CLASS A
   Proceeds from sales of shares (4,447,024 and 11,371,288 shares, respectively)   22,333,701        54,998,684
   Net asset value of shares issued from reinvestment of distributions
     (1,487,131 and 1,841,828 shares, respectively)                                 7,477,406         8,887,561
   Cost of shares repurchased (10,099,452 and 15,432,485 shares, respectively)    (50,691,938)      (75,175,386)
                                                                                 ------------      ------------
Total                                                                             (20,880,831)      (11,289,141)
                                                                                 ------------      ------------
CLASS B
   Proceeds from sales of shares (249,095 and 1,143,581 shares, respectively)       1,253,639         5,543,480
   Net asset value of shares issued from reinvestment of distributions
     (102,997 and 157,281 shares, respectively)                                       512,668           750,274
   Cost of shares repurchased (1,996,126 and 1,707,513 shares, respectively)       (9,900,487)       (8,214,843)
                                                                                 ------------      ------------
Total                                                                              (8,134,180)       (1,921,089)
                                                                                 ------------      ------------
CLASS C
   Proceeds from sales of shares (103,719 and 701,958 shares, respectively)           520,220         3,344,239
   Net asset value of shares issued from reinvestment of distributions
     (18,293 and 19,324 shares, respectively)                                          91,364           119,753
   Cost of shares repurchased (306,579 and 577,967 shares, respectively)           (1,531,708)       (2,817,148)
                                                                                 ------------      ------------
Total                                                                                (920,124)          646,844
                                                                                 ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                      (29,935,135)      (12,563,386)
                                                                                 ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                          (26,713,169)       10,780,565

NET ASSETS
   Beginning of period                                                            217,803,791       207,023,226
                                                                                 ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $552,008 AND $167,240, RESPECTIVELY]                                        $191,090,622      $217,803,791
                                                                                 ============      ============

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                       CLASS A
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                              2004         2003         2002(4)       2001         2000
Net asset value, beginning of period                         $5.02        $4.51         $5.19        $6.59         $7.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(5)                            0.33(2)      0.35(2)       0.45(2)      0.62(2)       0.77
   Net realized and unrealized gain (loss)(5)                 0.11         0.54         (0.65)       (1.27)        (0.93)
                                                             -----        -----         -----        -----         -----
     TOTAL FROM INVESTMENT OPERATIONS                         0.44         0.89         (0.20)       (0.65)        (0.16)
                                                             -----        -----         -----        -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.35)       (0.38)        (0.45)       (0.75)        (0.78)
   Tax return of capital                                        --           --         (0.03)          --            --
                                                             -----        -----         -----        -----         -----
     TOTAL DISTRIBUTIONS                                     (0.35)       (0.38)        (0.48)       (0.75)        (0.78)
                                                             -----        -----         -----        -----         -----
Change in net asset value                                     0.09         0.51         (0.68)       (1.40)        (0.94)
                                                             -----        -----         -----        -----         -----
NET ASSET VALUE, END OF PERIOD                               $5.11        $5.02         $4.51        $5.19         $6.59
                                                             =====        =====         =====        =====         =====
Total return(1)                                               8.85%       20.54%        (4.33)%     (10.87)%       (2.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $174,527     $192,428      $183,028     $235,623      $312,544

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.32%        1.32%         1.33 %(3)    1.28 %(3)     1.22 %
   Net investment income(5)                                   6.57%        7.17%         9.06 %      10.20 %       10.14 %
Portfolio turnover                                              99%         176%          114 %        100 %          80 %


                                                                                       CLASS B
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                              2004         2003         2002(4)       2001         2000
Net asset value, beginning of period                         $4.96        $4.47         $5.14        $6.54         $7.51
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(6)                            0.29(2)      0.31(2)       0.41(2)      0.57(2)       0.71
   Net realized and unrealized gain (loss)(6)                 0.11         0.52         (0.64)       (1.30)        (0.94)
                                                             -----        -----         -----        -----         -----
     TOTAL FROM INVESTMENT OPERATIONS                         0.40         0.83         (0.23)       (0.70)        (0.23)
                                                             -----        -----         -----        -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.31)       (0.34)        (0.41)       (0.70)        (0.74)
   Tax return of capital                                        --           --         (0.03)          --            --
                                                             -----        -----         -----        -----         -----
     TOTAL DISTRIBUTIONS                                     (0.31)       (0.34)        (0.44)       (0.70)        (0.74)
                                                             -----        -----         -----        -----         -----
Change in net asset value                                     0.09         0.49         (0.67)       (1.40)        (0.97)
                                                             -----        -----         -----        -----         -----
NET ASSET VALUE, END OF PERIOD                               $5.05        $4.96         $4.47        $5.14         $6.54
                                                             =====        =====         =====        =====         =====
Total return(1)                                               8.18%       19.39%        (4.88)%     (11.59)%       (3.52)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $14,574      $22,499       $22,074      $30,073       $43,108

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         2.07%        2.07%         2.08 %(3)    2.03 %(3)     1.97 %
   Net investment income(6)                                   5.90%        6.43%         8.32 %       9.44 %        9.41 %
Portfolio turnover                                              99%         176%          114 %        100 %          80 %

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) For the period ended October 31, 2002, the ratio of operating expenses excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
    October 31, 2002, was to decrease net investment income to average net assets from 9.35% to 9.30% and from 8.61% to
    8.56% for Class A and B, respectively, decrease the net investment income (loss) per share from $0.47 to $0.46 for
    Class A, and increase the net realized and unrealized gain (loss) per share from $(0.67) to $(0.66) for Class A. There was no effect on net investment income (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements and high yield debt instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, $0.01, $0.03 and $0.02 for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively. The net investment income ratio decreased by 0.30%, 0.26%, 0.49% and 0.21%, for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively.
(6) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements and high yield debt instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, $0.02, $0.03 and $0.01 for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively. The net investment income ratio decreased by 0.30%, 0.24%, 0.49% and 0.21%, for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively.

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                       CLASS C
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                              2004         2003         2002(4)       2001         2000
Net asset value, beginning of period                         $4.99        $4.49         $5.16        $6.56         $7.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(5)                            0.29(2)      0.31(2)       0.41(2)      0.58(2)       0.71
   Net realized and unrealized gain (loss)(5)                 0.10         0.53         (0.64)       (1.28)        (0.94)
                                                             -----        -----         -----        -----         -----
     TOTAL FROM INVESTMENT OPERATIONS                         0.39         0.84         (0.23)       (0.70)        (0.23)
                                                             -----        -----         -----        -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.31)       (0.34)        (0.41)       (0.70)        (0.74)
   Tax return of capital                                        --           --         (0.03)          --            --
                                                             -----        -----         -----        -----         -----
     TOTAL DISTRIBUTIONS                                     (0.31)       (0.34)        (0.44)       (0.70)        (0.74)
                                                             -----        -----         -----        -----         -----
Change in net asset value                                     0.08         0.50         (0.67)       (1.40)        (0.97)
                                                             -----        -----         -----        -----         -----
NET ASSET VALUE, END OF PERIOD                               $5.07        $4.99         $4.49        $5.16         $6.56
                                                             =====        =====         =====        =====         =====
Total return(1)                                               8.14%       19.30%        (4.88)%     (11.56)%       (3.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $1,990       $2,877        $1,921       $2,413        $2,689

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         2.07%        2.07%         2.08 %(3)    2.03 %(3)     1.97 %
   Net investment income(5)                                   5.87%        6.43%         8.28 %       9.43 %        9.49 %
Portfolio turnover                                              99%         176%          114 %        100 %          80 %

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) For the periods ended October 31, 2002 and 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
    October 31, 2002, was to decrease net investment income to average net assets from 8.57% to 8.52%, decrease the net investment income (loss) per share from $0.43 to $0.42, and increase net realized and unrealized gain (loss) per share from $(0.66) to $(0.65). Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under swap and high yield debt instruments, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.02, $0.01, $0.02 and $0.02 for the periods ended October 31, 2003, 2002, 2001 and 2000, respectively. The net investment income ratio decreased by 0.30%, 0.24%, 0.49% and 0.20% for the periods ended October 31, 2003, 2002, 2001 and 2000, respectively.

                        See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET FUND

--------------------------------------------------------------------------------
MONTHLY YIELD COMPARISON 1
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Phoenix-Goodwin
                  Money Market Fund                IBC
                       Class A 1          Money Fund Report (TM)
                  -----------------       ----------------------
11/30/03                  0.81                    0.39
12/31/03                  0.83                    0.40
 1/31/04                  0.84                    0.38
 2/29/04                  0.85                    0.38
 3/31/04                  0.65                    0.37
 4/30/04                  0.31                    0.37
 5/31/04                  0.33                    0.38
 6/30/04                  0.40                    0.42
 7/31/04                  0.51                    0.56
 8/31/04                  0.63                    0.70
 9/30/04                  0.77                    0.83
10/31/04                  0.96                    0.98

1 This chart  illustrates  the period from October 31, 2003 to October 31, 2004.
  The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Fund today. The Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.

  For information  regarding the IBC Money Fund Report, see the glossary on page
  3.

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       10/31/04
--------------------------------------------------------------------------------
As a percentage of investments

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Commercial Paper                    61%
Federal Agency Securities           33
Medium Term Notes                    3
Other                                3

Phoenix-Goodwin Money Market Fund


ABOUT YOUR FUND'S EXPENSES

   As a shareholder of the Money Market Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other expenses. Class A share are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

                               Beginning            Ending         Expenses Paid
Money Market Fund            Account Value       Account Value         During
    Class A                   May 1, 2004       October 31, 2004       Period*
-----------------           ---------------     -----------------  -------------
Actual                        $1,000.00             $1,003.00          $4.28
Hypothetical (5% return
  before expenses)             1,000.00              1,020.81           4.33

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 0.85%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 0.66%. UTILIZING THIS return in the above calculation yields an ending account value at October 31, 2004 of $1,006.60

Phoenix-Goodwin Money Market Fund

                   SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2004


 PAR
VALUE                                       INTEREST MATURITY
(000)    DESCRIPTION                          RATE     DATE         VALUE
-----    -----------                        -------- --------   ------------

FEDERAL AGENCY SECURITIES--29.3%
$2,500   FHLB(c)(d) ....................      1.47%   11/4/04   $  2,500,000
 2,500   Fannie Mae(c)(d) ..............      1.80    11/4/04      2,500,000
 2,500   FHLB Discount Note ............      1.31   11/10/04      2,499,181
 2,500   FHLB(c)(d) ....................      2.02   11/18/04      2,500,000
 2,500   Fannie Mae Discount Note ......      1.79   11/29/04      2,496,519
 2,500   FHLB(c) .......................      1.51    12/8/04      2,500,000
 2,500   FHLB(c)(d) ....................      1.40    12/8/04      2,500,000
 2,500   FHLB(c)(d) ....................      1.60   12/30/04      2,500,000
 2,500   Fannie Mae(c)(d) ..............      1.75    1/28/05      2,500,000
 2,500   FHLB(c) .......................      1.88    2/15/05      2,504,342
 2,500   FHLB(c)(d) ....................      1.30    2/28/05      2,500,000
 1,000   FFCB(c) .......................      1.30     3/1/05      1,000,000
 1,000   FHLB(c) .......................      1.46     3/1/05        998,477
 2,500   FHLB(c)(d) ....................      1.50    4/14/05      2,500,000
 1,500   Fannie Mae(c)(d) ..............      1.36     5/3/05      1,500,000
 2,500   FHLMC(c) ......................      7.00    7/15/05      2,581,775
 2,500   FHLB(c) .......................      2.13     9/1/05      2,497,816
 2,500   FHLB(c) .......................      1.68    9/16/05      2,500,236
----------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES
(IDENTIFIED COST $41,078,346)                                     41,078,346
----------------------------------------------------------------------------

FEDERAL AGENCY SECURITIES--VARIABLE(b)--3.7%
   184   SBA (Final Maturity 1/25/21) ..      2.25    12/1/04        184,257
   799   SBA (Final Maturity 3/25/24) ..      2.13    12/1/04        798,390
   848   SBA (Final Maturity 10/25/22) .      2.25     1/1/05        847,290
   935   SBA (Final Maturity 11/25/21) .      2.38     1/1/05        934,841
   428   SBA (Final Maturity 2/25/23) ..      2.25     1/1/05        428,283
   509   SBA (Final Maturity 2/25/23) ..      2.25     1/1/05        508,551
   252   SBA (Final Maturity 5/25/21) ..      2.25     1/1/05        251,771
 1,245   SBA (Final Maturity 9/25/23) ..      2.13     1/1/05      1,244,754
----------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE
(IDENTIFIED COST $5,198,137)                                       5,198,137
----------------------------------------------------------------------------


                                STANDARD
                                & POOR'S
                                 RATING
                               (Unaudited)
                               -----------

COMMERCIAL PAPER--61.2%
 4,695   Sysco Corp. ...........   A-1+       1.85    11/1/04      4,695,000

 1,139   Clipper Receivables Co.
         LLC ...................   A-1        1.83    11/2/04      1,138,942

 2,550   Govco, Inc. ...........   A-1+       1.77    11/2/04      2,549,875


                                STANDARD
 PAR                            & POOR'S
VALUE                            RATING     INTEREST  MATURITY
(000)    DESCRIPTION           (Unaudited)     RATE     DATE         VALUE
-----    -----------           -----------  --------  --------   ------------

$1,480   Bristol-Myers Squibb
         Co. ...................   A-1        1.80%   11/8/04   $  1,479,482

 2,500   Clipper Receivables Co.
         LLC ...................   A-1        1.79    11/8/04      2,499,130

   615   Ranger Funding Co.
         LLC ...................   A-1+       1.78    11/8/04        614,787

 2,390   Ranger Funding Co.
         LLC ...................   A-1+       1.78    11/9/04      2,389,055

 2,000   International Lease
         Finance Corp. .........   A-1+       1.66   11/10/04      1,999,170

 1,785   Clipper Receivables Co.
         LLC ...................   A-1        1.79   11/12/04      1,784,024

 2,500   Household Finance
         Corp. .................   A-1        1.75   11/12/04      2,498,663

 1,815   Bristol-Myers Squibb
         Co. ...................   A-1        1.82   11/15/04      1,813,715

 2,500   CAFCO LLC .............   A-1+       1.80   11/16/04      2,498,125

 1,760   Preferred Receivables
         Funding Corp. .........   A-1        1.85   11/16/04      1,758,643

 1,982   UBS Finance Delaware
         LLC ...................   A-1+       1.73   11/16/04      1,980,571

 2,500   Bristol-Myers Squibb
         Co. ...................   A-1        1.84   11/17/04      2,497,956

   295   Bristol-Myers Squibb
         Co. ...................   A-1        1.86   11/18/04        294,741

 1,800   CAFCO LLC .............   A-1+       1.80   11/18/04      1,798,470

 1,800   Ranger Funding Co.
         LLC ...................   A-1+       1.86   11/18/04      1,798,423

 2,000   Alpine Securitization
         Corp. .................   A-1        1.87   11/19/04      1,998,130

 1,600   Danske Corp. ..........   A-1+       1.80   11/19/04      1,598,560
 2,500   Danske Corp. ..........   A-1+       1.70   11/22/04      2,497,521
 1,000   Golden Peanut Co. LLC .   A-1        1.87   11/22/04        998,909
 2,500   Govco, Inc. ...........   A-1+       1.66   11/22/04      2,497,579
 2,175   Govco, Inc. ...........   A-1+       1.67   11/22/04      2,172,881

 1,450   Alpine Securitization
         Corp. .................   A-1        1.80   11/23/04      1,448,405

                        See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                                STANDARD
 PAR                            & POOR'S
VALUE                            RATING     INTEREST  MATURITY
(000)    DESCRIPTION           (Unaudited)     RATE     DATE        VALUE
-----    -----------           -----------  --------  --------  ------------

$2,900   CAFCO LLC .............   A-1+       1.82%  11/23/04   $  2,896,775
 1,700   Danske Corp. ..........   A-1+       1.81   11/24/04      1,698,034

 1,500   UBS Finance Delaware
         LLC ...................   A-1+       1.74   11/24/04      1,498,333

 4,000   CIT Group Holdings,
         Inc. ..................   A-1        1.85   11/29/04      3,994,245

 2,400   CIT Group Holdings,
         Inc. ..................   A-1        1.79   11/30/04      2,396,539

   930   UBS Finance Delaware
         LLC ...................   A-1+       1.85   11/30/04        928,614

 1,935   Golden Peanut Co. LLC .   A-1        1.80    12/1/04      1,932,098
   725   NetJets, Inc. .........   A-1+       1.83    12/1/04        723,894

   800   CIT Group Holdings,
         Inc. ..................   A-1        1.88    12/2/04        798,705

 2,720   NetJets, Inc. .........   A-1+       1.84    12/2/04      2,715,690

 2,270   Marsh & McLennan
         Co., Inc. .............    A         1.84    12/3/04      2,266,287

 1,300   UBS Finance Delaware
         LLC ...................   A-1+       1.83    12/3/04      1,297,885

 1,500   UBS Finance Delaware
         LLC ...................   A-1+       1.85    12/6/04      1,497,302

 1,100   Danske Corp. ..........   A-1+       1.85    12/9/04      1,097,852

 3,000   General Electric Capital
         Corp. .................   A-1+       1.80   12/13/04      2,993,700

 2,100   General Electric Capital
         Corp. .................   A-1+       1.86   12/14/04      2,095,335

 1,800   Household Finance
         Corp. .................   A-1        1.85   12/16/04      1,795,838

 1,700   Preferred Receivables
         Funding Corp. .........   A-1        1.86   12/20/04      1,695,696

 2,000   Private Export Funding
         Corp. .................   A-1+       1.90     1/6/05      1,993,033
----------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $85,616,612)                                     85,616,612
----------------------------------------------------------------------------


                                STANDARD
 PAR                            & POOR'S
VALUE                            RATING     INTEREST  MATURITY
(000)    DESCRIPTION           (Unaudited)     RATE     DATE        VALUE
-----    -----------           -----------  --------  --------  ------------

MEDIUM TERM NOTES(c)--2.5%

$2,000   Goldman Sachs Group,
         Inc. 144A(e) ..........    A+        6.63%   12/1/04   $  2,008,776

   500   Associates Corporation
         of North America ......    AA-       7.97     3/1/05        511,024

   500   General Electric Capital
         Corp. .................    AAA       8.85     4/1/05        515,584

   500   Bank of America Corp. .     A        7.63    4/15/05        514,160
----------------------------------------------------------------------------
TOTAL MEDIUM TERM NOTES
(IDENTIFIED COST $3,549,544)                                       3,549,544
----------------------------------------------------------------------------

TOTAL INVESTMENTS--96.7%
(IDENTIFIED COST $135,442,639)                                   135,442,639(a)

Other assets and liabilities, net--3.3%                            4,553,273
                                                                ------------
NET ASSETS--100.0%                                              $139,995,912
                                                                ============




(a) Federal Income Tax Information: At October 31, 2004, the aggregate cost of securities for federal income tax purposes was the same for book and tax purposes.
(b) Variable coupon security; interest rate shown reflects the rate currently in effect.
(c) The interest rate shown is the coupon rate.
(d) Callable. The maturity date shown is the call date.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, this security amounted to a value of $2,008,776 or 1.4% of net assets.

                        See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004


ASSETS
Investment securities at value
  (Identified cost $135,442,639)                                $135,442,639
Cash                                                                  60,338
Receivables
  Fund shares sold                                                 4,547,333
  Investment securities sold                                         388,602
  Interest                                                           278,686
Prepaid expenses                                                      15,898
Trustee retainer                                                       1,787
                                                                ------------
      Total assets                                               140,735,283
                                                                ------------
LIABILITIES
Payables
  Fund shares repurchased                                            516,225
  Investment advisory fee                                             80,929
  Transfer agent fee                                                  79,565
  Financial agent fee                                                 10,339
  Distribution payable                                                 2,349
Accrued expenses                                                      49,964
                                                                ------------
      Total liabilities                                              739,371
                                                                ------------
NET ASSETS                                                      $139,995,912
                                                                ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $139,995,912
                                                                ------------
NET ASSETS                                                      $139,995,912
                                                                ============
CLASS A
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $139,995,912)              139,995,912
Net asset value and offering price per share                           $1.00




                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2004


INVESTMENT INCOME
Interest                                                          $1,976,413
                                                                  ----------
      Total investment income                                      1,976,413
                                                                  ----------
EXPENSES
Investment advisory fee                                              605,915
Service fees, Class B                                                 37,405
Financial agent fee                                                  126,793
Transfer agent                                                       424,880
Printing                                                              34,302
Trustees                                                              33,309
Professional                                                          32,191
Custodian                                                             26,722
Registration                                                           4,719
Miscellaneous                                                         23,599
                                                                  ----------
      Total expenses                                               1,349,835
      Less expenses reimbursed by investment adviser                (335,612)
      Custodian fees paid indirectly                                    (358)
                                                                  ----------
      Net expenses                                                 1,013,865
                                                                  ----------
NET INVESTMENT INCOME                                             $  962,548
                                                                  ==========
                        See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                              Year Ended           Year Ended
                                                                                               10/31/04             10/31/03
                                                                                             ------------         ------------
FROM OPERATIONS
   Net investment income                                                                     $    962,548         $  1,795,114
                                                                                             ------------         ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    962,548            1,795,114
                                                                                             ------------         ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                (958,590)          (1,745,863)
   Net investment income, Class B                                                                  (3,958)             (46,107)
   Net investment income, Class C                                                                      --               (3,144)
                                                                                             ------------         ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     (962,548)          (1,795,114)
                                                                                             ------------         ------------
FROM SHARE TRANSACTIONS

CLASS A
   Proceeds from sales of shares (216,256,037 and 186,783,943 shares, respectively)           216,256,037          186,783,943
   Net asset value of shares issued from reinvestment of distributions
     (924,637 and 1,707,878 shares, respectively)                                                 924,637            1,707,878
   Cost of shares repurchased (233,283,187 and 216,783,262 shares, respectively)             (233,283,187)        (216,783,262)
                                                                                             ------------         ------------
Total                                                                                         (16,102,513)         (28,291,441)
                                                                                             ------------         ------------
CLASS B
   Proceeds from sales of shares (6,771,780 and 15,356,736 shares, respectively)                6,771,780           15,356,736
   Net asset value of shares issued from reinvestment of distributions
     (3,080 and 42,697 shares, respectively)                                                        3,080               42,697
   Cost of shares repurchased (22,153,033 and 19,600,770 shares, respectively)                (22,153,033)         (19,600,770)
                                                                                             ------------         ------------
Total                                                                                         (15,378,173)          (4,201,337)
                                                                                             ------------         ------------
CLASS C
   Proceeds from sales of shares (0 and 12,839,058 shares, respectively)                               --           12,839,058
   Net asset value of shares issued from reinvestment of distributions
     (0 and 2,565 shares, respectively)                                                                --                2,565
   Cost of shares repurchased (0 and 17,233,969 shares, respectively)                                  --          (17,233,969)
                                                                                             ------------         ------------
Total                                                                                                  --           (4,392,346)
                                                                                             ------------         ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  (31,480,686)         (36,885,124)
                                                                                             ------------         ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      (31,480,686)         (36,885,124)

NET ASSETS
   Beginning of period                                                                        171,476,598          208,361,722
                                                                                             ------------         ------------
   END OF PERIOD                                                                             $139,995,912         $171,476,598
                                                                                             ============         ============

                        See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                       CLASS A
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                             2004         2003          2002         2001          2000
Net asset value, beginning of period                        $ 1.00       $ 1.00        $ 1.00       $ 1.00        $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                     0.007        0.010         0.014        0.042         0.054
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                        0.007        0.010         0.014        0.042         0.054
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.007)      (0.010)       (0.014)      (0.042)       (0.054)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                       --           --            --           --            --
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $ 1.00       $ 1.00        $ 1.00       $ 1.00        $ 1.00
                                                            ======       ======        ======       ======        ======
Total return                                                  0.66%        1.00%         1.38%        4.23%         5.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $139,996     $156,098      $184,390     $184,349      $164,125

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                     0.65%        0.37%         0.79%        0.85%         0.80%
   Gross operating expenses                                   0.92%        0.87%         0.86%        0.84%         0.80%
   Net investment income                                      0.65%        1.00%         1.37%        4.12%         5.41%

                        See Notes to Financial Statements

PHOENIX-OAKHURST BALANCED FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Oakhurst Balanced Fund's investment objectives are reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED OCTOBER 31, 2004?

A: For the fiscal year ended October 31, 2004, the Fund's Class A shares returned 6.91% and Class B shares returned 6.12%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 9.41% and the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 5.53%; and the Fund's Composite Index (60% S&P 500(R) Index and 40% Lehman Brothers Aggregate Bond Index), which is the Fund's style-specific index appropriate for comparison, returned 7.91%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown above.

Q: CAN YOU PROVIDE A BRIEF OVERVIEW OF THE EQUITY MARKETS OVER THE LAST 12
MONTHS?

A: During the Fund's fiscal year, the market environment was favorable due to significant earnings growth for many companies, which was powered by a recovering economy and the continuation of a low interest rate environment. During this period, the market's main concerns were rising commodity prices and interest rates. In particular, the price of oil rose above $50 per barrel in October of 2004 from below $30 a year ago, driven by strong demand in Asia and speculation among investors. As the economy continued its recovery, the Federal Reserve (the "Fed") began to raise short-term interest rates to what is considered to be more normal levels. Interest rate increases generally have a negative effect on market multiples, however, modest valuations and strong earnings growth served to overcome these negative factors and produce returns in line with historical averages for the equity markets.

Q: CAN YOU PROVIDE A BRIEF OVERVIEW OF THE BOND MARKET OVER THE LAST 12 MONTHS?

A: During this period, the U.S. bond market was affected by prolonged, near-record interest rate lows. At the same time, there was substantial interest rate volatility as investors assessed the direction of the U.S. economy and debated what action the Fed would take on rates. In the third quarter of 2004, two quarter-point hikes by the Fed caused short-term rates to rise significantly and long-term rates to decline, resulting in a flatter yield curve. This strengthening of the bond market at the beginning of an interest rate-tightening phase is unusual, and likely a reflection of the extent to which expectations for the pace and duration of the tightening of interest rates had been reduced.

      As we moved into the third quarter of 2004 (and final quarter of the Fund's fiscal year), the bond market benefited from the release of economic data that showed economic growth might be slowing. As a result, concerns about the Fed tightening interest rates aggressively dissipated. While oil prices continued to hit new highs, overall inflation as measured by the Consumer Price Index grew at a 2.7% rate year-over-year through August, lower than the 3.1% rate year-over-year three months earlier. Second quarter GDP growth was 3.3%, slightly slower than the 4.5% first-quarter rate.

      Non-Treasury sectors performed well over the last 12 months due to the improving credit environment and the need for yield. Emerging market bonds in particular performed well due to strong fundamentals and credit upgrades. High yield bonds also performed well driven by solid corporate profit growth and generally strong balance sheets.

Q: HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A: As mentioned, the Fund slightly trailed its style-specific benchmark, a composite portfolio consisting of 60% S&P 500(R) Index and 40% Lehman Brothers Aggregate Bond Index, for the year ended October 31, 2004. That was attributable mostly to the equity portion which underperformed the S&P 500(R) Index during the period. Specifically, the Fund was overweighted in industries relative to the index that didn't experience the strongest performance such as semiconductors and health care, and it was underweighted in industries relative to the index that performed well such as utilities and real estate investment trusts (REITs). In addition, certain stocks in the portfolio performed especially poorly. These included technology holdings such as Vishay, AVX and National Semiconductor, which were caught in the general downdraft of technology stocks. Also, other stocks held, such as Omnicare and Marvel Enterprises, significantly revised their business prospects downward, which caused their performance to drop.

      On the other hand, the Fund's fixed income portion performed well, aided by its investment in spread sectors (non-Treasury sectors). Given that the Fund's strategy is to be well diversified across all bond market sectors, shareholders benefited from an improving credit environment and high demand for yield in spread products. Specifically, the Fund's exposure to corporate high quality, corporate high yield, and relatively small exposure to emerging markets and non-dollar securities provided attractive yield and total return opportunities.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: The equity market today is facing a number of uncertainties, and how it performs over the next 12 months will depend on how these issues are resolved. For one, the U.S. economy has been growing at a slower than expected pace. In particular, the level of job creation has been disappointing. If employment levels were to accelerate going forward, cyclical stocks are most likely to benefit in the short term. However, a stronger economy ultimately means a faster rise in interest rates, and that would tend to shift market leadership from cyclical stocks to defensive stocks, such as health care and food. We would be well positioned under such a scenario since we have significant weighting in stocks leveraged to higher employment and positions in healthcare issues. However, if economic growth remain sluggish, high yielding sectors will likely continue to outperform. Utilities and REITs are the sectors traditionally associated with yield. We believe both of these sectors are overvalued. As a result, we employ a highly selective approach to our yield strategy and buy stocks that are still reasonably valued and have the potential to increase dividends.

      The commodity inflation level has been strong the past year, and this inflationary pressure has been gradually moving down the supply chain. The costs of transportation and food have risen significantly. If the pressure of rising costs were to widen across the economy, the resulting inflation could be particularly negative for the stock market as a whole.

Corporate margins have generally recovered from recession levels. Going forward, profit growth will likely slow down. Our portfolio is well positioned for this outcome. Our stock picking emphasizes companies that are gaining market share and have organic growth opportunities. We also own many issues whose corporate fortunes are not tied to the cyclical forces of the economy.

      From a fixed income perspective, the improved credit picture and economic recovery should continue to benefit non-Treasury sectors such as high yield and investment grade corporates. While supply in the investment grade corporate sector has shown some strength, demand continues to be strong. We will continue to focus on higher quality issues within the high yield market and emphasize diversification in all of our credit intensive sectors.

      We continue to overweight high quality commercial mortgage-backed securities and taxable municipals, both of which provide attractive alternatives to AAA- and AA-rated corporate bonds. We have a constructive view of mortgage-backed securities as decreasing supply and declining prepayments, in conjunction with a stabilization of rates, should bode well for the sector. We continue to see value in the non-agency mortgage-backed sector in particular.

      Given the low level of interest rates, we expect modest returns for fixed income. On a positive note, we believe the Fund is well positioned to take advantage of opportunities as they arise, and we expect our allocation to non-Treasury sectors could continue to deliver strong relative performance within the current environment.

                                                                   NOVEMBER 2004



THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix-Oakhurst Balanced Fund

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS 1                                   PERIODS ENDING 10/31/04
--------------------------------------------------------------------------------

                                                  1 YEAR    5 YEARS    10 YEARS
                                                  ------    -------    --------
        Class A Shares at NAV 2                    6.91%      2.84%      8.35%
        Class A Shares at POP 3                    0.76       1.63       7.71

        Class B Shares at NAV 2                    6.12       2.07       7.54
        Class B Shares with CDSC 4                 2.12       2.07       7.54

        S&P 500(R) Index                           9.41      (2.22)     11.04

        Lehman Brothers Aggregate Bond Index       5.53       7.58       7.76

        Composite Index                            7.91       1.99      10.07

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 10/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/94 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHC AS FOLLOWS:


              Phoenix-Oakhurst      Phoenix-Oakhurst                         Lehman Brothers
               Balanced Fund          Balanced Fund        S&P 500(R)         Aggregate Bond         Composite
                  Class A 5              Class B 5            Index                Index               Index
               -------------          -------------        ----------         --------------         ---------
10/31/94          $ 9,425                $10,000             $10,000              $10,000             $10,000
10/31/95           10,887                 11,468              12,641               11,565              12,207
10/31/96           12,197                 12,756              15,700               12,241              14,235
10/31/97           14,398                 14,941              20,776               13,330              17,469
10/30/98           15,648                 16,122              25,350               14,574              20,520
10/29/99           18,266                 18,675              31,887               14,652              23,650
10/31/00           19,569                 19,851              33,816               15,721              25,272
10/31/01           18,695                 18,838              25,391               18,010              22,602
10/31/02           17,242                 17,238              21,555               19,070              21,113
10/31/03           19,653                 19,496              26,046               20,006              24,185
10/29/04           21,011                 20,688              28,498               21,113              26,098

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       10/31/04
--------------------------------------------------------------------------------
As a percentage of total investments

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHC AS FOLLOWS:

Domestic Common Stocks                     56%
Domestic Corporate Bonds                   16
Agency Mortgage-Backed Securities           7
Non-Agency Mortgage-Backed Securities       5
Municipal Bonds                             4
Foreign Government Securities               3
Foreign Corporate Bonds                     3
Other                                       6

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
5 This chart illustrates the application of initial sales charges on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges, fees and inception dates.

   For information regarding the indexes, see the glossary on page 3.

   ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Oakhurst Balanced Fund

ABOUT YOUR FUND'S EXPENSES

   As a shareholder of the Balanced Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.


                               Beginning            Ending         Expenses Paid
Balanced Fund                Account Value       Account Value         During
    Class A                   May 1, 2004       October 31, 2004       Period*
--------------               -------------      -----------------  -------------
Actual                         $1,000.00            $1,021.30          $5.42
Hypothetical (5% return
  before expenses)              1,000.00             1,019.71           5.43

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.07%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 6.91%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT OCTOBER 31, 2004 OF $1,069.10.

                               Beginning            Ending         Expenses Paid
Balanced Fund                Account Value       Account Value         During
   Class B                    May 1, 2004       October 31, 2004       Period*
--------------               -------------      -----------------  -------------
Actual                         $1,000.00            $1,017.60          $9.21
Hypothetical (5% return
  before expenses)              1,000.00             1,015.89           9.25

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 1.82%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED OCTOBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 6.12%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT OCTOBER 31, 2004 OF $1,061.20.

Phoenix-Oakhurst Balanced Fund

--------------------------------------------------------------------------------
   TEN LARGEST HOLDINGS AT OCTOBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(o)
--------------------------------------------------------------------------------
 1. General Electric Capital Corp.                   2.8%
 2. Pfizer, Inc.                                     2.1%
 3. Time Warner, Inc.                                1.9%
 4. Fiserv, Inc.                                     1.6%
 5. Wells Fargo & Co.                                1.6%
 6. J.P. Morgan Chase & Co.                          1.5%
 7. Marriott International, Inc. Class A             1.5%
 8. Bank of America Corp.                            1.5%
 9. J.P. Morgan Chase Commercial Mortgage
    Securities Corp. 6.26%, 3/15/33                  1.4%
10. Fannie Mae 5.50% 6/1/34                          1.4%
--------------------------------------------------------------------------------

                   SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2004

                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- -------    ------------
AGENCY MORTGAGE-BACKED SECURITIES--6.5%
Fannie Mae 5%, 8/25/12 .............         AAA    $ 4,772    $  4,829,658
Fannie Mae 6%, 5/1/17 ..............         AAA        580         609,456
Fannie Mae 5.50%, '17-'34 ..........         AAA     27,937      28,500,813
Fannie Mae 6%, 11/1/31 .............         AAA      3,262       3,387,054
Fannie Mae 6%, 12/1/32 .............         AAA        293         304,641
Fannie Mae 5%, 4/1/34 ..............         AAA      3,848       3,838,317
Fannie Mae 5%, 5/1/34 ..............         AAA      2,683       2,676,705
Fannie Mae 6%, 7/1/34 ..............         AAA      5,692       5,910,886
GNMA 6.50%, '23-'32 ................         AAA     10,760      11,447,805
---------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $59,758,858)                                    61,505,335
---------------------------------------------------------------------------

MUNICIPAL BONDS--3.8%

CALIFORNIA--1.7%
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.50%, 10/1/19 .....................         AAA      1,100       1,250,722

Alameda Corridor Transportation Authority
Revenue Taxable Series C 6.60%, 10/1/29      AAA      2,750       3,137,063

Fresno County Pension Obligation Revenue
Taxable 6.21%, 8/15/06 .............         AAA      1,000       1,057,250

Pasadena Pension Funding Revenue
Taxable Series A 6.95%, 5/15/07 ....         AAA      1,915       2,085,454

Pasadena Pension Funding Revenue
Taxable Series A 7.05%, 5/15/09 ....         AAA      2,500       2,820,975

Pasadena Pension Funding Revenue
Taxable Series A 7.15%, 5/15/11 ....         AAA        565         656,208


                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- -------    ------------

CALIFORNIA--CONTINUED
Sonoma County Pension Obligation
Revenue Taxable 6.625%, 6/1/13 .....         AAA    $ 4,060    $  4,615,530
                                                               ------------
                                                                 15,623,202
                                                               ------------

COLORADO--0.2%
Denver City and County School District
No. 1 Taxable 6.76%, 12/15/07 ......         AAA      2,000       2,202,640

CONNECTICUT--0.4%
Connecticut State General Obligation
Series C 5%, 5/1/13 ................         AAA      3,000       3,366,630

FLORIDA--0.6%
Florida State Department of Environmental
Protection Preservation Revenue Series
B 5%, 7/1/13 .......................         AAA      3,000       3,360,780

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20 .....         AAA      2,120       2,276,710
                                                               ------------
                                                                  5,637,490
                                                               ------------

KENTUCKY--0.2%
Kentucky State Property and Buildings
Commission Revenue 5%, 10/1/12 .....         AAA      2,000       2,236,920

NEW JERSEY--0.1%
Hamilton Township Atlantic County School
District General Obligation Taxable 4.25%,
12/15/14 ...........................         Aaa(c)     645         625,856

NEW YORK--0.1%
New York State General Obligation Taxable
Series C 6.35%, 3/1/07 .............         AAA      1,000       1,071,690

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- -------    ------------

TEXAS--0.2%
Dallas-Fort Worth International Airport
Facilities Improvement Corp. Revenue
Taxable 6.50%, 11/1/09 .............         AAA    $ 1,900    $  2,114,928

VIRGINIA--0.3%
Virginia Public Building Authority Public
Facilities Revenue Series A 5%, 8/1/12       AA+      2,250       2,524,590
---------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $33,013,005)                                    35,403,946
---------------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.5%
Associates Manufactured Housing Pass
Through 97-2, A6 7.075%, 3/15/28 ...         AAA      1,789       1,859,040

Capital One Master Trust 01-5, A 5.30%,
6/15/09 ............................         AAA      3,500       3,646,555

Carmax Auto Owner Trust 03-1, A4 2.16%,
11/15/09 ...........................         AAA      3,000       2,960,977

Case New Holland Equipment Trust 03-A,
A4B 2.57%, 9/15/09 .................         AAA      2,000       1,970,762

Green Tree Financial Corp. 96-10, M1
7.24%, 11/15/28 ....................         BB+      1,000         902,937

Green Tree Financial Corp. 97-4, M1
7.22%, 2/15/29 .....................          BB      3,000       2,096,250

Long Beach Auto Receivables Trust 04-A,
A2 2.841%, 7/15/10(g) ..............         AAA      1,000         990,547

Morgan Stanley Auto Loan Trust 04-HB1,
A4 3.33%, 10/15/11(i) ..............         AAA      5,000       5,015,625

WFS Financial Owner Trust 03-1, A4
2.74%, 9/20/10 .....................         AAA      3,000       2,986,604

Whole Auto Loan Trust 02-1, B 2.91%,
4/15/09 ............................          A       1,077       1,077,256
---------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $23,488,316)                                    23,506,553
---------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--16.1%

AEROSPACE & DEFENSE--0.2%
Raytheon Co. 4.85%, 1/15/11 ........         BBB-     2,000       2,071,766

AGRICULTURAL PRODUCTS--0.1%
Corn Products International, Inc. 8.25%,
7/15/07 ............................         BBB-     1,000       1,107,500

ALUMINUM--0.1%
Alcoa, Inc. 5.375%, 1/15/13 ........          A-      1,000       1,055,868


                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- -------    ------------

AUTO PARTS & EQUIPMENT--0.1%
American Axle & Manufacturing, Inc.
5.25%, 2/11/14 .....................         BBB    $ 1,500    $  1,449,672

AUTOMOBILE MANUFACTURERS--0.2%
DaimlerChrysler NA Holding Corp. 4.75%,
1/15/08 ............................         BBB      1,500       1,545,391

BROADCASTING & CABLE TV--0.6%
Comcast Corp. 5.30%, 1/15/14 .......         BBB      2,500       2,549,215
Echostar DBS Corp. 6.375%, 10/1/11 .         BB-      3,000       3,123,750
                                                               ------------
                                                                  5,672,965
                                                               ------------

CASINOS & GAMING--1.1%
Caesars Entertainment, Inc. 9.375%,
2/15/07 ............................         BB-      4,000       4,480,000

Mandalay Resort Group 6.375%, 12/15/11       BB+      1,250       1,307,812
MGM Mirage 9.75%, 6/1/07 ...........         BB-      1,650       1,864,500

Mohegan Tribal Gaming Authority 144A
7.125%, 8/15/14(b) .................         BB-      1,000       1,072,500

Station Casinos, Inc. 6.875%, 3/1/16          B+      2,000       2,135,000
                                                               ------------
                                                                 10,859,812
                                                               ------------

COMMUNICATIONS EQUIPMENT--0.1%
Motorola, Inc. 7.625%, 11/15/10 ....         BBB      1,000       1,173,001

CONSUMER FINANCE--1.6%
Capital One Bank 4.25%, 12/1/08 ....         BBB      1,000       1,014,802
Capital One Bank 6.50%, 6/13/13 ....         BBB-       500         549,069
Ford Motor Credit Co. 7.25%, 10/25/11        BBB-     3,000       3,233,112
General Electric Capital Corp. 6%, 6/15/12   AAA      4,235       4,649,831

General Motors Acceptance Corp. 6.875%,
9/15/11 ............................         BBB-       775         806,763

General Motors Acceptance Corp. 6.875%,
8/28/12 ............................         BBB-     2,000       2,082,096

Household Finance Corp. 6.75%, 5/15/11        A       2,500       2,827,863
                                                               ------------
                                                                 15,163,536
                                                               ------------

DISTILLERS & VINTNERS--0.2%
Brown-Forman Corp. 3%, 3/15/08 .....          A       1,500       1,483,131

DIVERSIFIED BANKS--1.4%
Bank of America Corp. 5.25%, 12/1/15          A       2,500       2,564,460

Rabobank Capital Funding II 144A 5.26%,
12/29/49(b)(g) .....................          AA      2,000       2,051,338

U.S. Bank NA 6.30%, 7/15/08 ........          A+      3,000       3,293,817

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- -------    ------------

DIVERSIFIED BANKS--CONTINUED
Wachovia Corp. 5.625%, 12/15/08 ....          A-    $ 3,000    $  3,232,335
Wells Fargo & Co. 5.125%, 9/15/16 ..          A+      2,000       2,026,274
                                                               ------------
                                                                 13,168,224
                                                               ------------

DIVERSIFIED CHEMICALS--0.2%
Cabot Corp. 144A 5.25%, 9/1/13(b) ..         BBB+     1,500       1,521,387

DIVERSIFIED COMMERCIAL SERVICES--0.4%
International Lease Finance Corp. 4 375%,
11/1/09 ............................         AA-      4,000       4,009,244

DRUG RETAIL--0.1%
NeighborCare, Inc. 6.875%, 11/15/13           B+        750         787,500

ELECTRIC UTILITIES--0.4%
Entergy Gulf States, Inc. 5.25%, 8/1/15      BBB      2,000       1,997,154

Oncor Electric Delivery Co. 6.375%,
1/15/15 ............................         BBB      1,250       1,391,306
                                                               ------------
                                                                  3,388,460
                                                               ------------

ELECTRONIC EQUIPMENT MANUFACTURERS--0.2%
Mettler-Toledo International, Inc. 4.85%,
11/15/10 ...........................         BBB      1,500       1,525,217

ENVIRONMENTAL SERVICES--0.2%
Browning-Ferris Industries, Inc. 7.875%,
3/15/05 ............................         BB-      2,195       2,236,156

GAS UTILITIES--0.3%
AmeriGas Partners LP/AmeriGas Eagle
Finance Corp. Series B 8.875%, 5/20/11       BB-      3,000       3,300,000

HEALTH CARE DISTRIBUTORS--0.3%
AmerisourceBergen Corp. 8.125%, 9/1/08        BB      2,500       2,762,500

HEALTH CARE FACILITIES--0.1%
Province Healthcare Co. 7.50%, 6/1/13         B-      1,000       1,135,000

HOMEBUILDING--0.5%
Horton (D.R.), Inc. 4.875%, 1/15/10          BB+      1,250       1,250,000
Horton (D.R.), Inc. 6.125%, 1/15/14          BB+        850         875,500
Lennar Corp. 7.625%, 3/1/09 ........         BBB-     2,250       2,548,067
                                                               ------------
                                                                  4,673,567
                                                               ------------

HOTELS, RESORTS & CRUISE LINES--0.0%
La Quinta Properties, Inc. 144A 7%,
8/15/12(b) .........................         BB-        415         447,681

INDUSTRIAL MACHINERY--0.5%
ITW CUPIDS Financial Trust I 144A 6.55%,
12/31/11(b)(f)(k) ..................         Aa(c)    4,000       4,399,444


                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- -------    ------------

INTEGRATED OIL & GAS--0.2%
ChevronTexaco Capital Co. 3.375%,
2/15/08 ............................          AA    $ 1,500    $  1,507,328

INTEGRATED TELECOMMUNICATION SERVICES--0.5%
CenturyTel, Inc. Series F 6.30%, 1/15/08     BBB+     3,000       3,187,500

Verizon Global Funding Corp. 4.375%,
6/1/13 .............................          A+      1,125       1,103,362
                                                               ------------
                                                                  4,290,862
                                                               ------------

INVESTMENT BANKING & BROKERAGE--0.7%
Credit Suisse First Boston USA, Inc.
5.125%, 1/15/14 ....................          A+      1,500       1,529,190

Goldman Sachs Group, Inc. 4.75%,
7/15/13 ............................          A+      2,000       1,981,838

Merrill Lynch & Co., Inc. 5%, 2/3/14          A+      1,600       1,612,849
Morgan Stanley 4.75%, 4/1/14 .......          A       1,800       1,763,338
                                                               ------------
                                                                  6,887,215
                                                               ------------

LIFE & HEALTH INSURANCE--0.6%
Jefferson-Pilot Corp. 4.75%, 1/30/14          AA      1,350       1,336,972
Metlife, Inc. 5%, 11/24/13 .........          A       2,100       2,115,257
Protective Life Corp. 4.875%, 11/1/14         A       1,800       1,785,139
                                                               ------------
                                                                  5,237,368
                                                               ------------

MULTI-LINE INSURANCE--0.1%
Assurant, Inc. 5.625%, 2/15/14 .....         BBB+     1,000       1,031,007

OIL & GAS EQUIPMENT & SERVICES--0.2%
Halliburton Co. 5.50%, 10/15/10 ....         BBB      1,575       1,665,427

OIL & GAS EXPLORATION & PRODUCTION--0.6%
Pemex Project Funding Master Trust
7.875%, 2/1/09 .....................         BBB-     2,000       2,248,000

Pemex Project Funding Master Trust 8%,
11/15/11 ...........................         BBB-     1,500       1,725,000

Pemex Project Funding Master Trust
7.375%, 12/15/14 ...................         BBB-     1,500       1,662,000
                                                               ------------
                                                                  5,635,000
                                                               ------------

OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.3%
Tesoro Petroleum Corp. 8%, 4/15/08 .         BBB-     1,000       1,092,500
Valero Energy Corp. 4.75%, 4/1/14 ..         BBB      2,000       1,969,334
                                                               ------------
                                                                  3,061,834
                                                               ------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- -------    ------------

OTHER DIVERSIFIED FINANCIAL SERVICES--1.0%
American Honda Finance Corp. 144A
4.50%, 5/26/09(b) ..................          A+    $ 2,250    $  2,318,344

Citigroup, Inc. 5.125%, 5/5/14 .....         AA-      2,000       2,069,656
J.P. Morgan Chase & Co. 5.125%, 9/15/14       A       2,130       2,164,246

Principal Life Global Funding I 144A
4.40%, 10/1/10(b) ..................          AA      2,500       2,521,590
                                                               ------------
                                                                  9,073,836
                                                               ------------

PACKAGED FOODS & MEATS--0.3%
Campbell Soup Co. 5%, 12/3/12 ......          A       2,500       2,576,990

PAPER PRODUCTS--0.3%
International Paper Co. 3.80%, 4/1/08        BBB      2,000       2,003,628
International Paper Co. 5.50%, 1/15/14       BBB        650         670,777
                                                               ------------
                                                                  2,674,405
                                                               ------------

RAILROADS--0.1%
Union Pacific Corp. 6.125%, 1/15/12          BBB      1,000       1,091,322

REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
EOP Operating LP 4.75%, 3/15/14 ....         BBB+     1,500       1,458,350

REGIONAL BANKS--0.4%
PNC Funding Corp. 5.25%, 11/15/15 ..         BBB+     2,000       2,048,790
Zions Bancorp 5.65%, 5/15/14 .......         BBB-     2,000       2,089,488
                                                               ------------
                                                                  4,138,278
                                                               ------------

REITS--0.5%
Colonial Properties Trust 6.25%, 6/15/14     BBB-     1,750       1,818,724
HRPT Properties Trust 5.75%, 2/15/14         BBB      2,000       2,055,714
Kimco Realty Corp. 4.82%, 8/15/11 ..          A-        850         862,447
                                                               ------------
                                                                  4,736,885
                                                               ------------

SPECIALIZED FINANCE--0.2%
CIT Group, Inc. 4.75%, 12/15/10 ....          A       1,700       1,735,549

SPECIALTY STORES--0.4%
AutoNation, Inc. 9%, 8/1/08 ........         BBB-     1,300       1,501,500
AutoZone, Inc. 5.50%, 11/15/15 .....         BBB+     2,500       2,417,715
                                                               ------------
                                                                  3,919,215
                                                               ------------

TECHNOLOGY DISTRIBUTORS--0.2%
Arrow Electronics, Inc. 6.875%, 7/1/13       BBB-     1,500       1,648,043

THRIFTS & MORTGAGE FINANCE--0.4%
Sovereign Bank 5.125%, 3/15/13 .....         BBB-     2,500       2,527,985
Washington Mutual, Inc. 4.625%, 4/1/14       BBB+     1,500       1,445,031
                                                               ------------
                                                                  3,973,016
                                                               ------------


                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- -------    ------------

TRADING COMPANIES & DISTRIBUTORS--0.1%
United Rentals North America, Inc. .
6.50%, 2/15/12 .....................         BB-    $   800    $    796,000
---------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $146,012,967)                                  152,074,952
---------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--5.3%
Asset Backed Funding Corp. Net Interest
MarginTrust 04 144A 4.45%, 7/26/34(b)         A-      1,629       1,629,031

CS First Boston Mortgage Securities Corp.
97-C2, B 6.72%, 1/17/35 ............         Aaa(c)   9,000       9,804,158

DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31 ................         Aaa(c)   2,095       2,280,399

GMAC Commercial Mortgage Securities,
Inc. 97-C2, A3 6.566%, 4/15/29 .....         Aaa(c)   1,466       1,576,902

Greenwich Capital Commercial Funding
Corp. 03-FL1, M 144A 3.407%, 7/5/18(b)(g)    BBB-     3,221       3,113,772

GS Mortgage Securities Corp. II 99-C1,
A2 6.11%, 11/18/30 .................         AAA      3,810       4,103,873

Home Equity Asset Trust 03-8N, A 144A
5%, 5/27/34(b) .....................          A-        807         804,622

Homestar Net Interest Margin Trust 04-3,
A1 144A 5.50%, 7/25/34(b) ..........         BBB      1,087       1,084,702

J.P. Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3 6.26%,
3/15/33 ............................         AAA     12,015      13,364,826
Lehman Brothers Commercial Conduit
Mortgage Trust 99-C2, A2 7.325%,
10/15/32 ...........................         Aaa(c)   4,855       5,532,939

Merrill Lynch Mortgage Investors, Inc.
96-C1, C 7.42%, 4/25/28 ............         AAA      1,500       1,568,323

Residential Asset Mortgage Products, Inc.
03-RS6, AI2 2.39%, 11/25/24 ........         AAA      2,000       1,995,886

Residential Asset Mortgage Products, Inc.
03-RS6, AI3 3.08%, 12/25/28 ........         AAA      3,000       2,983,142
---------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $46,839,306)                                    49,842,575
---------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- -------    ------------

FOREIGN GOVERNMENT SECURITIES--3.4%

AUSTRIA--0.1%
Republic of Austria Series 97 3 5.75%,
4/11/07 ............................         AAA        800(e) $  1,089,880

BRAZIL--0.6%
Federative Republic of Brazil 8%, 4/15/14    BB-    $ 4,457       4,430,059
Federative Republic of Brazil 11%, 8/17/40   BB-        175         197,619

Federative Republic of Brazil DCB-L
3.125%, 4/15/12(g) .................         BB-        882         810,944
                                                               ------------
                                                                  5,438,622
                                                               ------------

BULGARIA--0.3%
Republic of Bulgaria Series IAB PDI 2.75%,
7/28/11(g) .........................         BBB-     2,730       2,723,175

CANADA--0.4%
Province of Ontario 3.125%, 5/2/08 .          AA      4,000       3,966,620

CHILE--0.4%
Republic of Chile 5.50%, 1/15/13 ...          A       3,700       3,871,680

COLOMBIA--0.2%
Republic of Colombia 8.25%, 12/22/14          BB      1,000       1,005,000
Republic of Colombia 8.125%, 5/21/24          BB        800         730,000
                                                               ------------
                                                                  1,735,000
                                                               ------------

MEXICO--0.1%
United Mexican States 5.875%, 1/15/14        BBB-     1,000       1,023,500

NEW ZEALAND--0.1%
Government of New Zealand Series 205
6.50%, 2/15/05 .....................         AAA      1,500(j)    1,026,413

PANAMA--0.1%
Republic of Panama 8.25%, 4/22/08 ..          BB      1,000       1,102,500

PERU--0.0%
Republic of Peru 8.75%, 11/21/33 ...          BB        350         352,625

RUSSIA--0.3%
Russian Federation 144A 8.25%, 3/31/10(b)    BB+      2,000       2,225,000
Russian Federation RegS 5%, 3/31/30(g)(p)    BB+      1,000       1,001,562
                                                               ------------
                                                                  3,226,562
                                                               ------------

SOUTH AFRICA--0.6%
Republic of South Africa 7.375%, 4/25/12     BBB      3,500       4,007,500
Republic of South Africa 5.25%, 5/16/13      BBB      1,000(e)    1,313,396
                                                               ------------
                                                                  5,320,896
                                                               ------------


                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- -------    ------------

TURKEY--0.2%
Republic of Turkey 10.50%, 1/13/08 .         BB-    $ 1,300    $  1,490,840
---------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $31,540,653)                                    32,368,313
---------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(h)--3.4%

AUSTRALIA--0.3%
St. George Bank Ltd. 144A 5.30%,
10/15/15(b) ........................          A-      1,500       1,546,539

Westfield Capital Corp. 144A 5.125%,
11/15/14(b)(m) .....................          A       1,600       1,603,203
                                                               ------------
                                                                  3,149,742
                                                               ------------

CANADA--0.3%
Bombardier, Inc. 144A 6.30%, 5/1/14(b)       BBB-       250         224,245
Thomson Corp. (The) 4.25%, 8/15/09 .          A-      1,000       1,013,344
Thomson Corp. (The) 5.25%, 8/15/13 .          A-      1,500       1,563,195
                                                               ------------
                                                                  2,800,784
                                                               ------------

CHILE--0.2%
Petropower I Funding Trust 144A 7.36%,
2/15/14(b) .........................         BBB      1,806       1,769,570

GERMANY--0.3%
Deutsche Telekom International Finance BV
8.50%, 6/15/10 .....................         BBB+     2,500       3,011,898

HONG KONG--0.3%
Hutchison Whampoa International Ltd.
144A 6.25%, 1/24/14(b) .............          A-      3,000       3,114,825

ITALY--0.2%
Telecom Italia Capital 5.25%, 11/15/13       BBB+     2,000       2,047,776

MALAYSIA--0.1%
Malaysia International Shipping Corp.
Capital Ltd. 144A 6.125%, 7/1/14(b)          BBB+     1,250       1,348,758

MEXICO--0.2%
America Movil S.A. de C.V. 144A 5.75%,
1/15/15(b)(m) ......................         BBB-     1,725       1,718,255

NETHERLANDS--0.2%
Coca-Cola HBC Finance BV 5.125%,
9/17/13 ............................          A       1,500       1,546,830

NORWAY--0.2%
Norske Skogindustrier ASA 144A 6.125%,
10/15/15(b) ........................         BBB-     1,500       1,553,940

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- -------    ------------

SINGAPORE--0.2%
DBS Bank Ltd. 144A 5%, 11/15/19(b)(g)         A-    $ 1,400    $  1,399,343

SOUTH KOREA--0.4%
Korea Development Bank 5.50%, 11/13/12        A-      3,500       3,738,693

SWEDEN--0.3%
Nordea Bank Sweden AB 144A 5.25%,
11/30/12(b) ........................          A       2,500       2,610,750

UNITED KINGDOM--0.2%
HBOS plc 144A 5.375%, 11/29/49(b)(g)          A       2,000       2,049,526
---------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $30,744,939)                                    31,860,690
---------------------------------------------------------------------------


                                                    SHARES
                                                    -------

DOMESTIC COMMON STOCKS--55.8%

ADVERTISING--0.8%
Harte-Hanks, Inc. ............................      291,900       7,513,506

AEROSPACE & DEFENSE--1.1%
United Technologies Corp. ....................      112,000      10,395,840

AIR FREIGHT & COURIERS--1.1%
FedEx Corp. ..................................       69,000       6,287,280
Ryder System, Inc. ...........................       73,600       3,687,360
                                                               ------------
                                                                  9,974,640
                                                               ------------

APPLICATION SOFTWARE--0.9%
Intuit, Inc.(d) ..............................      184,700       8,377,992

ASSET MANAGEMENT & CUSTODY BANKS--1.2%
Bank of New York Co., Inc. (The) .............       94,100       3,054,486
Mellon Financial Corp. .......................      296,000       8,554,400
                                                               ------------
                                                                 11,608,886
                                                               ------------

BROADCASTING & CABLE TV--1.1%
Comcast Corp. Special Class A(d) .............      347,800      10,100,112

CASINOS & GAMING--0.9%
Caesars Entertainment, Inc.(d) ...............      449,800       8,051,420

COMMUNICATIONS EQUIPMENT--1.4%
Avocent Corp.(d) .............................      171,900       6,119,640
Cisco Systems, Inc.(d) .......................      383,100       7,359,351
                                                               ------------
                                                                 13,478,991
                                                               ------------

COMPUTER HARDWARE--0.7%
Dell, Inc.(d) ................................      183,500       6,433,510


                                                    SHARES        VALUE
                                                    -------    ------------

COMPUTER STORAGE & PERIPHERALS--0.7%
EMC Corp.(d) .................................      527,200    $  6,785,064

CONSTRUCTION & ENGINEERING--1.2%
Jacobs Engineering Group, Inc.(d) ............      280,700      11,432,911

DATA PROCESSING & OUTSOURCED SERVICES--3.2%
Computer Sciences Corp.(d) ...................      229,700      11,409,199
Fiserv, Inc.(d) ..............................      435,500      15,477,670
Hewitt Associates, Inc. Class A(d) ...........      118,400       3,318,752
                                                               ------------
                                                                 30,205,621
                                                               ------------

DIVERSIFIED BANKS--4.7%
Bank of America Corp. ........................      305,800      13,696,782
U.S. Bancorp .................................      137,100       3,922,431
Wachovia Corp. ...............................      236,600      11,643,086
Wells Fargo & Co. ............................      256,500      15,318,180
                                                               ------------
                                                                 44,580,479
                                                               ------------

DIVERSIFIED CHEMICALS--0.7%
Du Pont (E.I.) de Nemours & Co. ..............      158,600       6,799,182

DRUG RETAIL--1.1%
CVS Corp. ....................................      233,800      10,160,948

ELECTRIC UTILITIES--0.6%
Entergy Corp. ................................       91,700       5,993,512

ELECTRICAL COMPONENTS & EQUIPMENT--0.6%
Emerson Electric Co. .........................       88,400       5,662,020

EMPLOYMENT SERVICES--0.6%
Manpower, Inc. ...............................      122,500       5,543,125

FOOTWEAR--0.5%
NIKE, Inc. Class B ...........................       54,500       4,431,395

HEALTH CARE EQUIPMENT--1.9%
DENTSPLY International, Inc. .................      184,100       9,575,041
Fisher Scientific International, Inc.(d) .....      142,800       8,191,008
                                                               ------------
                                                                 17,766,049
                                                               ------------

HEALTH CARE FACILITIES--0.9%
Manor Care, Inc. .............................      273,900       8,967,486

HOTELS, RESORTS & CRUISE LINES--1.5%
Marriott International, Inc. Class A .........      254,300      13,856,807

HOUSEHOLD PRODUCTS--1.7%
Clorox Co. (The) .............................      121,700       6,644,820
Procter & Gamble Co. (The) ...................      181,300       9,278,934
                                                               ------------
                                                                 15,923,754
                                                               ------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                                    SHARES         VALUE
                                                    -------    ------------

INDUSTRIAL CONGLOMERATES--2.8%
General Electric Capital Corp. ...............      761,600    $ 25,985,792

INDUSTRIAL MACHINERY--0.9%
Ingersoll-Rand Co. Class A ...................      128,400       8,787,696

INTEGRATED OIL & GAS--1.4%
Exxon Mobil Corp. ............................      259,500      12,772,590

INTEGRATED TELECOMMUNICATION SERVICES--3.1%
CenturyTel, Inc. .............................      177,000       5,679,930
SBC Communications, Inc. .....................      425,900      10,758,234
Verizon Communications, Inc. .................      325,100      12,711,410
                                                               ------------
                                                                 29,149,574
                                                               ------------

INVESTMENT BANKING & BROKERAGE--2.0%
Merrill Lynch & Co., Inc. ....................      133,300       7,190,202
Morgan Stanley ...............................      226,800      11,587,212
                                                               ------------
                                                                 18,777,414
                                                               ------------

LEISURE PRODUCTS--0.4%
Brunswick Corp. ..............................       90,200       4,232,184

MOVIES & ENTERTAINMENT--3.1%
Time Warner, Inc.(d)(l) ......................    1,090,200      18,140,928
Walt Disney Co. (The) ........................      433,000      10,920,260
                                                               ------------
                                                                 29,061,188
                                                               ------------

MULTI-UTILITIES & UNREGULATED POWER--0.6%
Constellation Energy Group, Inc. .............      141,000       5,727,420

OIL & GAS DRILLING--0.4%
Patterson-UTI Energy, Inc. ...................      210,400       4,045,992

OIL & GAS EXPLORATION & PRODUCTION--0.5%
Anadarko Petroleum Corp. .....................       69,100       4,660,795

OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.3%
Enterprise Products Partners LP(l) ...........      116,600       2,688,796

OTHER DIVERSIFIED FINANCIAL SERVICES--2.1%
Citigroup, Inc. ..............................      127,401       5,652,782
J.P. Morgan Chase & Co. ......................      364,100      14,054,260
                                                               ------------
                                                                 19,707,042
                                                               ------------

PACKAGED FOODS & MEATS--1.4%
Heinz (H.J.) Co. .............................      156,200       5,677,870
Kellogg Co. ..................................      166,000       7,138,000
                                                               ------------
                                                                 12,815,870
                                                               ------------


                                                    SHARES         VALUE
                                                    -------    ------------

PHARMACEUTICALS--4.2%
Johnson & Johnson ............................      185,100    $ 10,806,138
Pfizer, Inc. .................................      680,400      19,697,580
Wyeth ........................................      229,000       9,079,850
                                                               ------------
                                                                 39,583,568
                                                               ------------

RAILROADS--1.3%
Norfolk Southern Corp. .......................      235,200       7,985,040
Union Pacific Corp. ..........................       73,200       4,609,404
                                                               ------------
                                                                 12,594,444
                                                               ------------

RESTAURANTS--0.5%
Yum! Brands, Inc. ............................      116,500       5,067,750

SYSTEMS SOFTWARE--1.3%
Microsoft Corp. ..............................      430,500      12,049,695

TRUCKING--0.4%
Yellow Roadway Corp.(d) ......................       85,600       4,107,944
---------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $452,475,254)                                  525,859,004
---------------------------------------------------------------------------

FOREIGN COMMON STOCKS(h)--0.2%

ELECTRONIC MANUFACTURING SERVICES--0.2%
Flextronics International Ltd. (Singapore)(d)       193,000       2,325,650
---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,263,771)                                      2,325,650
---------------------------------------------------------------------------

EXCHANGE TRADED FUNDS--0.5%
SPDR Trust Series I ..........................       44,400       5,026,080
---------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $5,817,679)                                      5,026,080
---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.5%
(IDENTIFIED COST $832,954,748)                                  919,773,098
---------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--2.7%

MONEY MARKET MUTUAL FUNDS--0.3%
AIM Short Term Investment Trust Liquid
Assets Portfolio-Institutional Shares
(1.73% seven day effective yield)(n) .........    2,794,750       2,794,750

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                        (Unaudited)  (000)         VALUE
                                        ----------- -------    ------------


COMMERCIAL PAPER--2.4%
CAFCO LLC 1.84%, 11/1/04 ...........         A-1+   $ 1,475    $  1,475,000
Pitney Bowes Inc. 1.75%, 11/1/04 ...         A-1      5,655       5,655,000
Bristol-Myers Squibb Co. 1.84%, 11/2/04      A-1      5,000       4,999,744
Bristol-Myers Squibb Co. 1.77%, 11/3/04      A-1      4,955       4,954,513

Du Pont (E.I.) de Nemours & Co. 1.75%,
11/5/04 ............................         A-1+     3,490       3,489,321

Bristol-Myers Squibb Co. 1.86%,
11/18/04 ...........................         A-1      1,895       1,893,336

Danske Corp. 1.81%, 11/24/04 .......         A-1+       500         499,445
                                                               ------------
                                                                 22,966,359
                                                               ------------
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $25,761,086)                                    25,761,109
---------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $858,715,834)                                  945,534,207(a)

Other assets and liabilities, net--(0.2)%                        (2,337,033)
                                                               ------------
NET ASSETS--100.0%                                             $943,197,174
                                                               ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $98,519,597 and gross depreciation of $12,757,277 for federal income tax purposes. At October 31, 2004, the aggregate cost of securities for federal income tax purposes was $859,771,887.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, these securities amounted to a value of $42,128,365, or 4.5% of net assets.
(c) As rated by Moody's or Fitch.
(d) Non-income producing.
(e) Par value represents Euro.
(f) Illiquid. At October 31, 2004, this security amounted to a value of $4,399,444 or 0.5% of net assets.
(g) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(h) Foreign Corporate Bonds and Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted in the header or parenthetically, is determined based on criteria described in
    Note 2M "Foreign security country determination" in the Notes to Financial Statements.
(i) All or a portion segregated as collateral for when-issued securities.
(j) Par value represents New Zealand Dollar.
(k) Restricted security. For acquisition information, please see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(l) All or a portion of security is on loan.
(m) When-issued security.
(n) Represents security purchased with cash collateral received for securities on loan.
(o) Table excludes short-term investments.
(p) Regulation S Security. Security is offered and sold outside the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004

ASSETS
Investment securities at value
   including $2,713,756 of securities on loan
   (Identified cost $858,715,834)                                 $945,534,207
Cash                                                                     2,795
Receivables
   Dividends and interest                                            5,077,739
   Investment securities sold                                          556,997
   Fund shares sold                                                     81,983
Prepaid expenses                                                        39,243
Trustee retainer                                                         1,787
                                                                  ------------
     Total assets                                                  951,294,751
                                                                  ------------
LIABILITIES
Payables
   Investment securities purchased                                   3,311,191
   Fund shares repurchased                                             893,632
   Collateral on securities loaned                                   2,794,750
   Investment advisory fee                                             437,967
   Transfer agent fee                                                  278,456
   Distribution and service fees                                       209,726
   Financial agent fee                                                  52,559
Accrued expenses                                                       119,296
                                                                  ------------
     Total liabilities                                               8,097,577
                                                                  ------------
NET ASSETS                                                        $943,197,174
                                                                  ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $819,177,701
Undistributed net investment income                                  1,854,772
Accumulated net realized gain                                       35,343,525
Net unrealized appreciation                                         86,821,176
                                                                  ------------
NET ASSETS                                                        $943,197,174
                                                                  ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $926,382,777)                61,840,221
Net asset value per share                                               $14.98
Offering price per share $14.98/(1-5.75%)                               $15.89

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $16,814,397)                  1,125,876
Net asset value and offering price per share                            $14.93


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2004


INVESTMENT INCOME
Interest                                                           $21,874,840
Dividends                                                            8,363,218
Security lending                                                         4,269
Foreign taxes withheld                                                  (7,731)
                                                                   -----------
     Total investment income                                        30,234,596
                                                                   -----------
EXPENSES
Investment advisory fee                                              5,474,743
Service fees, Class A                                                2,445,588
Distribution and service fees, Class B                                 189,256
Financial agent fee                                                    660,404
Transfer agent                                                       1,457,727
Printing                                                               163,432
Custodian                                                              123,722
Professional                                                            38,809
Trustees                                                                33,309
Registration                                                            14,814
Miscellaneous                                                           64,934
                                                                   -----------
     Total expenses                                                 10,666,738
     Custodian fees paid indirectly                                     (1,106)
                                                                   -----------
     Net expenses                                                   10,665,632
                                                                   -----------
NET INVESTMENT INCOME                                               19,568,964
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized gain on investments                                    89,480,661
Net realized gain on foreign currency transactions                      45,229
Net realized gain on swap agreements                                     4,939
Net change in unrealized appreciation (depreciation) on
   investments                                                     (41,185,260)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency translation                     1,449
                                                                   -----------
NET GAIN ON INVESTMENTS                                             48,347,018
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $67,915,982
                                                                   ===========

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                           Year Ended         Year Ended
                                                                                            10/31/04           10/31/03
                                                                                         --------------     --------------
FROM OPERATIONS
   Net investment income (loss)                                                          $   19,568,964     $   20,694,879
   Net realized gain (loss)                                                                  89,530,829         (6,470,457)
   Net change in unrealized appreciation (depreciation)                                     (41,183,811)       115,591,537
                                                                                         --------------     --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           67,915,982        129,815,959
                                                                                         --------------     --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                           (20,579,474)       (20,386,663)
   Net investment income, Class B                                                              (253,418)          (318,277)
                                                                                         --------------     --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                (20,832,892)       (20,704,940)
                                                                                         --------------     --------------
FROM SHARE TRANSACTIONS

CLASS A
   Proceeds from sales of shares (2,078,345 and 2,453,100 shares, respectively)              30,942,691         32,433,518
   Net asset value of shares issued from reinvestment of distributions
     (1,273,649 and 1,403,654 shares, respectively)                                          18,864,454         18,704,722
   Cost of shares repurchased (11,351,607 and 10,556,344 shares, respectively)             (168,955,356)      (139,742,856)
                                                                                         --------------     --------------
Total                                                                                      (119,148,211)       (88,604,616)
                                                                                         --------------     --------------
CLASS B
   Proceeds from sales of shares (186,347 and 224,050 shares, respectively)                   2,757,827          2,931,414
   Net asset value of shares issued from reinvestment of distributions
     (16,048 and 22,637 shares, respectively)                                                   237,044            299,281
   Cost of shares repurchased (574,889 and 764,244 shares, respectively)                     (8,534,184)       (10,093,093)
                                                                                         --------------     --------------
Total                                                                                        (5,539,313)        (6,862,398)
                                                                                         --------------     --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                               (124,687,524)       (95,467,014)
                                                                                         --------------     --------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                    (77,604,434)        13,644,005

NET ASSETS
   Beginning of period                                                                    1,020,801,608      1,007,157,603
                                                                                         --------------     --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $1,854,772 AND $2,495,991, RESPECTIVELY]                                            $  943,197,174     $1,020,801,608
                                                                                         ==============     ==============

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                       CLASS A
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                             2004         2003         2002(3)       2001          2000
Net asset value, beginning of period                        $14.31       $12.82        $14.27       $17.63        $17.92
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)                            0.29(2)      0.28(2)       0.34(2)      0.41          0.47
   Net realized and unrealized gain (loss)(4)                 0.69         1.49         (1.43)       (1.20)         0.77
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         0.98         1.77         (1.09)       (0.79)         1.24
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.31)       (0.28)        (0.36)       (0.48)        (0.44)
   Distributions from net realized gains                        --           --            --        (2.09)        (1.09)
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.31)       (0.28)        (0.36)       (2.57)        (1.53)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                     0.67         1.49         (1.45)       (3.36)        (0.29)
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $14.98       $14.31        $12.82       $14.27        $17.63
                                                            ======       ======        ======       ======        ======
Total return(1)                                               6.91%       13.98%        (7.77)%      (4.46)%        7.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $926,383     $999,427      $981,389   $1,207,395    $1,423,113

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.06%        1.07%         1.02 %       1.00 %        1.00%
   Net investment income(4)                                   1.98%        2.10%         2.46 %       2.58 %        2.55%
Portfolio turnover                                              68%          92%           52 %         45 %          50%


                                                                                       CLASS B
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                            ------------------------------------------------------------
                                                             2004         2003         2002(3)       2001          2000
Net asset value, beginning of period                        $14.26       $12.78        $14.23       $17.52        $17.85
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)                            0.18(2)      0.18(2)       0.24(2)      0.30          0.33
   Net realized and unrealized gain (loss)(4)                 0.69         1.48         (1.43)       (1.18)         0.77
                                                            ------       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                         0.87         1.66         (1.19)       (0.88)         1.10
                                                            ------       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.20)       (0.18)        (0.26)       (0.32)        (0.34)
   Distributions from net realized gains                        --           --            --        (2.09)        (1.09)
                                                            ------       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                     (0.20)       (0.18)        (0.26)       (2.41)        (1.43)
                                                            ------       ------        ------       ------        ------
Change in net asset value                                     0.67         1.48         (1.45)       (3.29)        (0.33)
                                                            ------       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                              $14.93       $14.26        $12.78       $14.23        $17.52
                                                            ======       ======        ======       ======        ======
Total return(1)                                               6.12%       13.09%        (8.49)%      (5.10)%        6.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $16,814      $21,374       $25,768      $32,457       $35,242

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.80%        1.82%         1.77 %       1.75 %        1.75%
   Net investment income(4)                                   1.23%        1.37%         1.71 %       1.83 %        1.80%
Portfolio turnover                                              68%          92%           52 %         45 %          50%

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 2.45% to 2.46% and from 1.70% to 1.71% for Class A and Class B, respectively. There was no effect to net investment income (loss) per share or to net realized and unrealized gain
    (loss) per share for Class A and B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under high yield debt instruments, previously included within interest income, as a component of realized gain
    (loss) in the statement of operations. There was no impact on either the per share net investment income or the net realized and unrealized gain (loss) or the investment income ratios for the period ending October 31, 2003.

                        See Notes to Financial Statements

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004


1. ORGANIZATION

   The Phoenix Series Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Currently six Funds are offered for sale (each a "Fund"). The Core Bond Fund is diversified and has an investment objective to seek both current income and capital appreciation. The Capital Growth Fund is diversified and has an investment objective of long-term capital appreciation. The Mid-Cap Growth Fund (formerly the Aggressive Growth Fund) is diversified and has an investment objective of capital appreciation. The High Yield Fund is diversified and has a primary investment objective to seek high current income and a secondary objective of capital growth. The Money Market Fund is diversified and has an investment objective of seeking as high a level of current income consistent with the preservation of capital and maintenance of liquidity. The Balanced Fund is diversified and has investment objectives of reasonable income, long-term capital growth and conservation of capital.

   The Funds offer the following classes of shares for sale:

Fund                         Class A   Class B   Class C
----                         -------   -------   -------
Core Bond Fund ...........       X        X         X
Capital Growth Fund ......       X        X        --
Mid-Cap Growth Fund ......       X        X         X
High Yield Fund ..........       X        X         X
Money Market Fund ........       X        -        --
Balanced Fund ............       X        X        --

   Class A shares of Core Bond Fund and High Yield Fund are sold with a front-end sales charge of 4.75%. Class A shares of Capital Growth Fund, Mid-Cap Growth Fund and Balanced Fund are sold with a front-end sales charge of 5.75%. Class A shares of Money Market Fund are sold with no front-end sales charge. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of

   America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   The Money Market Fund uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the Fund's net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any should be initiated to provide fair valuation. Using this method, the Fund attempts to maintain a constant net asset value of $1 per share.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004 (CONTINUED)


recorded on the accrual basis. The Trust amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications paid in on shares of beneficial interest.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   Certain Funds may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized gain or loss. When the contract is closed or offset with the same counterparties, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. SECURITY LENDING:

   The Trust loans securities to qualified brokers through an agreement with State Street Bank and Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

H. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   Each Fund may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

J. LOAN AGREEMENTS:

   The Trust may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004 (CONTINUED)


in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

K. SWAP AGREEMENTS:

   Certain Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest or foreign currency, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.)

   Total return swap agreements involve commitments to pay interest in exchange for a market-linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the Fund will receive a payment or make a payment to the counterparty.

   Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Funds' custodian. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any is recorded as an unrealized gain or loss in the Statement of Operations.

   Net payments of interest are recorded as net realized gains. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates. At October 31, 2004, the Trust held no swap agreements.

L. DEBT INDEX SECURITIES, TARGETED RETURN INDEX SECURITIES, AND TRADED CUSTODY
   RECEIPTS:

   The Trust invests in securities that represent an interest in a diversified portfolio (the "basket") of debt instruments (the underlying securities). Under the term of the baskets, the Trust has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the Trust.

   Debt index securities are comprised of a basket of credit default swaps referencing a diversified pool of high yield or emerging markets debt instruments. Certain baskets may be purchased on a funded or unfunded basis such that the Trust receives interest payments based upon the notional amount or par amount of the basket. In connection with these investments collateral may be set aside by the Trust's custodian. In the event of default of any of the underlying notional securities within the unfunded basket, the Trust will be required to pay the counterparty an amount equal to its pro rata share of the notional amount of the defaulted security and similarly the Trust will then receive its pro rata interest of the defaulted security or equivalent cash amount. In a funded transaction, in the event of default of any par securities in the funded basket, the Trust would be required to receive its pro rata interest of the defaulted security or equivalent cash amount.

   As a result of a recent FASB Emerging Issues Task Force consensus [and subsequent related SEC staff guidance], certain Funds have reclassified periodic payments made under swap and high yield debt instruments, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

   Within the High Yield Fund this reclassification decreased net investment income and increased net realized gains by $667,201 for the period ended October 31, 2003, but had no effect on the Fund's net asset value, either in total or per share, or on its total increase (decrease) in net assets from operations during any period.

   Within the Balanced Fund this reclassification decreased net investment income and increased net realized gains by $353 for the period ended October 31, 2003, but had no effect on the Fund's net asset value, either in total or per share, or on its total increase (decrease) in net assets from operations during any period.

   Targeted return index securities are trusts in which each certificate holder owns a pro rata share of the corporate bonds that comprise the

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004 (CONTINUED)


Lehman Brothers U.S. Credit Index, which is a component of the Lehman Brothers U.S. Aggregate Index.

   Traded custody receipts are custody receipts, which represent an ownership interest in an equal par-weighted portfolio of benchmark U.S. corporate bonds.

M. FOREIGN SECURITY COUNTRY DETERMINATION:

   A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

N. CONTRACTUAL OBLIGATIONS:

   In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, in management's opinion, based on experience, the risk of loss from such claims is unlikely.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for their services to the Trust, Phoenix Investment Counsel, Inc, ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), and Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd., which is an indirect wholly-owned subsidiary of PNX, (the "Advisers") are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each fund:

                              1st        $1-2        $2+
                            Billion     Billion    Billion
                           --------     -------    -------
Core Bond Fund .........     0.45%       0.40%      0.35%
Capital Growth Fund ....     0.70%       0.65%      0.60%
High Yield Fund ........     0.65%       0.60%      0.55%
Money Market Fund ......     0.40%       0.35%      0.30%
Balanced Fund ..........     0.55%       0.50%      0.45%


                            1st $50     $50-500    $500+
                            Million     Million   Million
                            -------     -------   -------
Mid-Cap Growth Fund ....     0.90%       0.80%      0.70%


   DPIM serves as investment adviser for the Core Bond Fund and PIC serves as investment advisor for the remaining Funds within the Trust.

   The Adviser agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceeded the following range of ratios:

      0.15% to 0.60% from 11/1/02 to 7/29/03 and
      0.35% from 7/30/03 to 3/18/04.

   Effective March 19, 2004 through February 28, 2005 the adviser has agreed to reimburse the Fund operating expenses to the extent they exceed 0.85%. The Adviser will not seek to recapture any prior year's reimbursed or waived investment advisory fees.

   Engemann Asset Management ("EAM") is the subadviser to the Capital Growth Fund and Mid-Cap Growth Fund. For its services, EAM is paid a fee by the Adviser equal to 0.40% of the average daily net assets of the Mid-Cap Growth Fund up to $50 million, 0.30% of such value between $50 million and $262 million, 0.45% of such value between $262 and $500 million, and 0.35% of such value in excess of $500 million and a fee equal to 0.10% of the average daily net assets of the Capital Growth Fund up to $3 billion and 0.30% of such value in excess of $3 billion. EAM is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, wholly-owned subsidiary of PNX.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions and deferred sales charge for the period ended October 31, 2004, as follows:

                            Class A           Class B         Class C
                          Net Selling         Deferred       Deferred
                          Commissions      Sales Charges   Sales Charges
                          -----------      -------------   -------------
Core Bond Fund ........    $ 7,103            $19,789          $50
Capital Growth Fund ...     59,859             42,698           --
Mid-Cap Growth Fund ...     18,990             41,018           22
High Yield Fund .......      6,043             25,583           55
Money Market Fund .....         --             19,194           --
Balanced Fund .........     63,868             31,468           --

   In addition to these amounts, for the period November 1, 2003 to May 31, 2004 the following was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions:

Core Bond Fund ........    $   949
Capital Growth Fund ...     33,260
Mid-Cap Growth Fund ...     20,150
High Yield Fund .......      2,780
Balanced Fund .........     42,499

   As of May 31, 2004, W.S. Griffith Securities, Inc. no longer writes any business for the Funds.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004 (CONTINUED)


   In addition, each Fund except the Money Market Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective class; the distribution fee for the Money Market Fund is 0% for Class A. Until its liquidation on March 12, 2004 the fee for Class B Money Market was 0.75%. PEPCO has advised the Trust of the following information for the period ended October 31, 2004:

                                             Distribution       Distribution
                           Distribution     and/or Service     and/or Service
                          and/or Service     Fees Paid to       Fees Paid to
                         Fees Retained by    Unaffiliated       W.S. Griffith
                            Distributor      Participants    Securities, Inc.(1)
                         ----------------   --------------   -------------------
Core Bond Fund ........      $ 64,591         $  235,546          $  6,249
Capital Growth Fund ...       574,196          1,762,152           111,849
Mid-Cap Growth Fund ...       230,824            381,673            32,801
High Yield Fund .......       184,140            440,215            33,388
Money Market Fund .....        37,405                 --                --
Balanced Fund .........       406,673          2,102,199           125,972

   (1) As of May 31, 2004, W.S. Griffith Securities, Inc. no longer writes any business for the Trust.

   Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

   For the period ended October 31, 2004, the following Fund paid PXP Securities Corp., an indirect subsidiary of PNX, brokerage commissions in connection with portfolio transactions effected on behalf of the Funds as follows:

                                                         Commissions Paid
                                                      to PXP Securities Corp.
                                                      -----------------------
Balanced Fund ......................................           $36,636

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The fee schedule of PFPC Inc., ranges from 0.065% to 0.03% of the average daily net asset values of each Fund. Certain minimum fees may apply. For the period ended October 31, 2004, the Trust incurred PEPCO financial agent fees totaling $1,812,476.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended October 31, 2004, transfer agent fees were $5,553,089 as reported in the Statement of Operations, of which PEPCO retained the following:


                                                              Transfer Agent
                                                               Fee Retained
                                                              --------------
Core Bond Fund ...........................................       $ 82,179
Capital Growth Fund ......................................        922,405
Mid-Cap Growth Fund ......................................        195,705
High Yield Fund ..........................................        184,555
Money Market Fund ........................................        196,949
Balanced Fund ............................................        607,320

   At October 31, 2004, PNX and its affiliates the retirement plans of PNX and its affiliates, held shares of the Trust, which aggregated the following:

                                                                  Aggregate
                                                                  Net Asset
                                                     Shares         Value
                                                  ----------     ----------
Core Bond Fund, Class C ......................        14,599     $  125,831
Mid-Cap Growth Fund, Class C .................         5,133         62,432
Money Market Fund, Class A ...................    11,751,724     11,751,724

4. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, forward currency contracts, and swaps) for the period ended October 31, 2004, were as follows:

                                              Purchases            Sales
                                            ------------       ------------
Core Bond Fund ........................     $  9,976,243       $ 25,692,319
Capital Growth Fund ...................      499,823,823        570,748,263
Mid-Cap Growth Fund ...................      350,685,322        387,438,818
High Yield Fund .......................      189,331,588        214,050,941
Money Market ..........................        1,072,865                 --
Balanced Fund .........................      616,824,685        730,325,586

   Purchases and sales of long-term U.S. Government and agency securities for the period ended October 31, 2004, were as follows:

                                              Purchases            Sales
                                            ------------       ------------
Core Bond Fund ........................      $35,527,877        $33,354,937
Capital Growth Fund ...................        6,100,000          2,500,000
Balanced Fund .........................       46,443,639         50,086,458

5. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

   Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004 (CONTINUED)


   High yield/high risk debt securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

6. ILLIQUID AND RESTRICTED SECURITIES

   Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund's Schedule of Investments where applicable.

   Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

   At October 31, 2004, the Trust held the following restricted securities:

                                                        Market       % of
                           Acquisition  Acquisition    Value at   Net Assets at
                               Date         Cost       10/31/04     10/31/04
                           -----------  -----------   ----------  -------------

HIGH YIELD FUND
   CB Cambridge Industries Liquidating Trust
      Interests 0%,          12/24/01    $  369,206   $    1,033       0.0%
   Poland Telecom Finance Series B
      14%, 12/1/07           11/24/97     5,000,000       61,770       0.0
   Sullivan Holdings, Inc.
      Class C                12/4/93        357,881           --       0.0
BALANCED FUND
   ITW Cupids Financial Trust I 144A
      6.55%, 12/31/11        4/18/02      3,993,960    4,399,444       0.5

   At the end of the period, the value of restricted securities amounted to $62,803 or 0.0% of net assets for the High Yield Fund and $4,399,444 or 0.5% of net assets for the Balanced Fund, respectively.

   Each Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

7. OTHER

   At October 31, 2004, one Fund had one omnibus shareholder account (which is comprised of a group of individual shareholders) which individually amounted to more than 10% of the total shares outstanding; the shareholder is not affiliated with PNX.

   Capital Growth Fund ................................     17.4%

   On January 23, 2004, the Board of Trustees of the Phoenix Series Fund voted to direct a mandatory redemption of Class B shares of the Money Market Fund. Effective March 5, 2004, Class B shares of the Money Market Fund were closed to new investors and additional investor deposits. On March 12, 2004, this class of shares was liquidated at its net asset value. On May 23, 2003, Class C shares were liquidated at their net asset value.

   Effective July 28, 2004, the Mid-Cap Growth Fund changed its name from Aggressive Growth Fund.

8. FEDERAL INCOME TAX INFORMATION

   The Funds have the following capital loss carryovers, which may be used to offset future capital gains:


                                                       Expiration Year
                             ---------------------------------------------------------------------
                                2006              2007               2008                 2009
                             ----------        -----------        -----------         ------------
Core Bond Fund ..........    $       --        $ 6,429,814        $ 8,192,129         $         --
Capital Growth Fund .....            --                 --                 --          336,108,258
Mid-Cap Growth Fund .....            --                 --                 --           90,576,581
High Yield Fund .........     1,098,718         38,223,988         27,836,215           66,603,160


                                                       Expiration Year
                             ---------------------------------------------------------------------
                                2010              2011               2012                 Total
                             ----------        -----------        -----------         ------------
Core Bond Fund ..........   $ 2,929,428        $        --         $7,610,443         $ 25,161,814
Capital Growth Fund .....    97,731,301         15,273,804                 --          449,113,363
Mid-Cap Growth Fund .....    27,489,400                 --                 --          118,065,981
High Yield Fund .........    70,134,673         21,887,506                 --          225,784,260

   The Funds may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

   For the period ended October 31, 2004, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Capital Growth Fund ...................  $60,103,575
Mid-Cap Growth Fund ...................   18,258,320
High Yield Fund .......................      435,232
Balanced Fund .........................   52,100,995

   The Core Bond Fund has an expired capital loss carryover of $2,246,778.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004 (CONTINUED)


   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                          Undistributed         Undistributed
                                            Ordinary              Long-Term
                                             Income             Capital Gains
                                          -------------         -------------
Core Bond Fund, .......................   $  758,472                   $  --
Capital Growth Fund ...................           --                      --
Mid-Cap Growth Fund ...................           --                      --
High Yield Fund .......................      552,008                      --
Money Market Fund .....................           --                      --
Balanced Fund .........................    1,854,772              36,399,622

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

9. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise primarily from differing treatments of certain income and gain transactions, nondeductible current year operating losses, expiring capital loss carryovers, and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. For the period ended October 31, 2004 the Funds recorded reclassifications to increase (decrease) the accounts listed below:


                             Capital Paid
                             in on Shares     Accumulated      Undistributed
                             of Beneficial    Net Realized     Net Investment
                               Interest       Gain (Loss)      Income (Loss)
                             -------------    ------------     --------------
Core Bond Fund ...........    $ 2,562,360     $(4,055,949)       $1,493,589
Capital Growth Fund ......     (3,751,149)             --         3,751,149
Mid-Cap Growth Fund ......     (2,610,126)             --         2,610,126
High Yield Fund ..........       (281,336)       (727,868)        1,009,204
Balanced Fund ............        142,436        (765,145)          622,709

10. PROXY VOTING PROCEDURES (UNAUDITED)

   The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 800-243-1574. These procedures and information regarding how the Funds voted proxies during the most recent twelve-month period ended June 30, is also available through the Securities and Exchange Commissions' website at http://www.sec.gov

11. FORM N-Q INFORMATION (UNAUDITED)

   The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. Furthermore, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained at http://www.sec.gov/info/edgar/prrules.htm.

--------------------------------------------------------------------------------

                       TAX INFORMATION NOTICE (UNAUDITED)

   For the fiscal year ended October 31, 2004, for federal income tax purposes, 40% of the ordinary income dividends paid by the Balanced Fund qualify for the dividends received deduction for corporate shareholders.

   Effective for the fiscal year ended October 31, 2004, the Balanced Fund hereby designates 40%, or the maximum allowable of its ordinary income dividends to qualify for the lower tax rate applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

Balanced Fund .................................................    $36,399,662

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[GRAPHIC OMITTED]
PRICEWATERHOUSECOOPERS


To the Board of Trustees of
Phoenix Series Fund and Shareholders of
Phoenix-Duff & Phelps Core Bond Fund
Phoenix-Engemann Capital Growth Fund
Phoenix-Engemann Mid-Cap Growth Fund
Phoenix-Goodwin High Yield Fund
Phoenix-Goodwin Money Market Fund
Phoenix-Oakhurst Balanced Fund


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Engemann Mid-Cap Growth Fund (formerly Phoenix-Engemann Aggressive Growth Fund), Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund (constituting Phoenix Series Fund, hereafter referred to as the "Trust") at October 31, 2004 and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 14, 2004

FUND MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.


                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX
NAME, ADDRESS AND               LENGTH OF     OVERSEEN BY          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
  DATE OF BIRTH                TIME SERVED      TRUSTEE              OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway              Served since        36         Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
Rittenhouse Advisors, LLC     1993.                          Trustee/Director, Realty Foundation of New York (1972-present), Josiah
101 Park Avenue                                              Macy, Jr., Foundation (1975-present), Pace University (1978-present),
New York, NY 10178                                           New York Housing Partnership Development Corp. (Chairman)
DOB: 8/2/29                                                  (1981-present), Greater New York Councils, Boy Scouts of America
                                                             (1985-present), The Academy of Political Science (Vice Chairman)
                                                             (1985-present), Urstadt Biddle Property Corp. (1989-present). Chairman,
                                                             Metropolitan Transportation Authority (1992-2001), The Harlem Youth
                                                             Development Foundation (1998-2002). Director, Trism, Inc. (1994-2001),
                                                             Consolidated Edison Company of New York, Inc. (1970-2002), Atlantic
                                                             Mutual Insurance Company (1974-2002), Centennial Insurance Company
                                                             (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie Mac
                                                             Mortgage Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                             (1994-2002).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne           Served since        36         Currently retired.
The Flat, Elmore Court        1993.
Elmore, GL05, GL2 3NT
U.K.
DOB: 8/9/29
------------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill                Served since        26         Currently retired. Trustee, Scudder Investments (33 portfolios)
7721 Blue Heron Way           2004.                          (1986-present). Director, Coutts & Co. Trust Holdings Limited
West Palm Beach, FL 33412                                    (1991-1999), Coutts & Co. Group (1991-1999) and Coutts & Co.
DOB: 3/28/30                                                 International (USA) (private banking) (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries           Served since        28         Director, The Empire District Electric Company (1984-present).
8477 Bay Colony Dr. #902      1995.
Naples, FL 34108
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.              Served since        26         Partner, Stonington Partners, Inc. (private equity fund) since 2001.
Stonington Partners, Inc.     1980.                          Chairman (1995 to 2000) and Chief Executive Officer (1995-1998), Carson
736 Market Street, Ste. 1430                                 Products Company (cosmetics). Director/Trustee, Evergreen Funds (six
Chattanooga, TN 37402                                        portfolios).
DOB: 2/14/39
------------------------------------------------------------------------------------------------------------------------------------


                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX
NAME, ADDRESS AND               LENGTH OF     OVERSEEN BY          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
  DATE OF BIRTH                TIME SERVED      TRUSTEE              OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara         Served since        36         Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of         2001.                          (1982-present).
New York
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
Everett L. Morris             Served since        36         Currently retired, Vice President, W.H. Reaves and Company (investment
164 Laird Road                1995.                          management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28
------------------------------------------------------------------------------------------------------------------------------------
Donald B. Romans              Served since        26         Currently retired, President, Romans & Company (private investors and
39 S. Sheridan Road           2004.                          financial consultants) (1987-2003). Trustee, Burnham Investors Trust (5
Lake Forest, IL 60045                                        portfolios) (1967-2003).
DOB: 4/22/31
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson           Served since        26         Managing Director, Northway Management Company (1998-present). Managing
Northway Management Company   1993.                          Director, Mullin Associates (1993-1998).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr.        Served since        26         Director, Medallion Financial New York (2003-present), Compuware (1996-
200 Duke Street               1995.                          present) and WWF, Inc. (2000-present). President, The Trust for
Alexandria, VA 22314                                         America's Health (non-profit) (2001-present). Director, UST, Inc.
DOB: 5/16/31                                                 (1995-2004), HPSC Inc. (1995-2004).
------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX
NAME, ADDRESS AND               LENGTH OF     OVERSEEN BY          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
  DATE OF BIRTH                TIME SERVED      TRUSTEE              OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  *Marilyn E. LaMarche        Served since        31         Limited Managing Director, Lazard Freres & Co. LLC (1983-present).
   Lazard Freres & Co. LLC    2002.                          Director, The Phoenix Companies, Inc. (2001-present) and Phoenix Life
   30 Rockefeller Plaza,                                     Insurance Company (1989-present).
   59th Floor
   New York, NY 10020
   DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
 **Philip R. McLoughlin       Served since        67         Consultant, Phoenix Investment Partners Ltd. (2002-present). Director,
   DOB: 10/23/46              1989.                          PXRE Corporation (Delaware) (1985-present), World Trust Fund
                                                             (1991-present). Chairman (1997-2002), Director (1995-2002), Vice
   Chairman and President                                    Chairman (1995-1997) and Chief Executive Officer (1995-2002), Phoenix
                                                             Investment Partners, Ltd. Director and Executive Vice President, The
                                                             Phoenix Companies, Inc. (2000-2002). Director (1994-2002) and Executive
                                                             Vice President, Investments (1987-2002), Phoenix Life Insurance
                                                             Company. Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                             Investment Counsel, Inc. Director (1982-2002) and President
                                                             (1990-2000), Phoenix Equity Planning Corporation. Chairman and
                                                             President, Phoenix/Zweig Advisers LLC (2001-2002). Director (2001-2002)
                                                             and President (April 2002-September 2002), Phoenix Investment
                                                             Management Company. Director and Executive Vice President, Phoenix Life
                                                             and Annuity Company (1996-2002). Director (1995-2000) and Executive
                                                             Vice President and Chief Investment Counsel (1994-2002), PHL Variable
                                                             Insurance Company. Director, Phoenix National Trust Holding Company
                                                             (2001-2002). Director (1985-2002) and Vice President (1986-2002), and
                                                             Executive Vice President (2002-2002), PM Holdings, Inc. Director, W.S.
                                                             Griffith Associates, Inc. (1995-2002). Director (1992-2002) and
                                                             President (1993-1994), W.S. Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------
***James M. Oates             Served since        31         Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets,
   Hudson Castle Group, Inc.  1987.                          Inc.) (financial services) (1997-present). Managing Director, Wydown
   c/o Northeast Investment                                  Group (consulting firm) (1994-present). Director, Investors Financial
   Management, Inc.                                          Service Corporation (1995-present), Investors Bank & Trust Corporation
   50 Congress Street                                        (1995-present), Stifel Financial (1996-present), Connecticut River
   Suite 1000                                                Bancorp (1998-present), Connecticut River Bank (1999-present), New
   Boston, MA 02109                                          Hampshire Charitable Foundation (2001-present), Trust Co. of New
   DOB: 5/31/46                                              Hampshire (2002-present). Director and Treasurer, Endowment for Health,
                                                             Inc. (2000-present). Chairman, Emerson Investment Management, Inc.
                                                             (2000-present), Member Chief Executives Organization (1996-present).
                                                             Vice Chairman, Massachusetts Housing Partnership (1998-1999). Director,
                                                             Blue Cross and Blue Shield of New Hampshire (1994-1999), AIB Govett
                                                             Funds (1991-2000), Command Systems, Inc. (1998-2000), Phoenix
                                                             Investment Partners, Ltd. (1995-2001), 1Mind, Inc. (1999-2001),
                                                             1Mind.com (2000-2002). Plymouth Rubber Co. (1995-2003).
------------------------------------------------------------------------------------------------------------------------------------

  *Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
 **Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with
   Phoenix Investment Partners, Ltd. and its affiliates.
***Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group,
   Inc. and The Phoenix Companies, Inc. and certain of its affiliates.


                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                              POSITION(S) HELD WITH
    NAME, ADDRESS AND          TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH                TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
John F. Sharry               Executive Vice President        Executive Vice President, Phoenix Investment Partners, Ltd.
DOB: 3/28/52                 since 2000.                     (1998-present), President, Phoenix Equity Planning Corporation
                                                             (2000-present). Senior Vice President, The Phoenix Companies, Inc.
                                                             (2004-present). Executive Vice President, certain funds within the
                                                             Phoenix Fund Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman           Senior Vice President           Vice President, Chief Administrative Officer (2003-present), Senior
DOB: 7/27/62                 since May 2004.                 Vice President, Chief Administrative Officer, Private Client Group
                                                             (1999-2003), Vice President (1995-1999), Phoenix Investment Partners,
                                                             Ltd. Senior Vice President, Phoenix Fund Complex (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss             Treasurer since                 Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
DOB: 11/24/52                1996.                           Assistant Treasurer (2001-2003), Phoenix Equity Planning Corporation.
                                                             Vice President (2003-present), Phoenix Investment Partners, Ltd.
                                                             Treasurer or Assistant Treasurer, Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Matthew A. Swendiman         Secretary since                 Counsel, Phoenix Life Insurance Company (2002-present). Vice President,
One American Row             2004.                           Counsel, Chief Legal Officer and Secretary, certain of the funds within
Hartford, CT 06102                                           the Phoenix Fund Complex (2004-present). Assistant Vice President and
DOB: 4/5/73                                                  Assistant Counsel, Conseco Capital Management (2000-2002).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
E. Virgil Conway
Harry Dalzell-Payne
S. Leland Dill
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Donald B. Romans
Richard E. Segerson
Lowell P. Weicker, Jr.


OFFICERS
Philip R. McLoughlin, Chairman and President
John F. Sharry, Executive Vice President
Francis G. Waltman, Senior Vice President
Nancy G. Curtiss, Treasurer
Matthew A. Swendiman, Secretary and
   Chief Legal Officer


INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480


Duff & Phelps Investment Management Co.
(Phoenix-Duff & Phelps Core Bond Fund)
55 East Monroe Street
Chicago, IL 60603


Engemann Asset Management
(Capital Growth Fund and Mid-Cap Growth Fund)
600 North Rosemead Boulevard
Pasedena, California 91107-2101


PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480


TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480


CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, Massachusetts 02206-5501


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


HOW TO CONTACT US
Mutual Fund Services                                             1-800-243-1574
Advisor Consulting Group                                         1-800-243-4361
Text Telephone                                                   1-800-243-1926
Web site                                                 PHOENIXINVESTMENTS.COM


--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                                                               -----------------
                                                                   PRESORTED
                                                                   STANDARD
                                                               U.S. POSTAGE PAID
                                                                Louisville, KY
                                                                Permit No. 1051
                                                               -----------------


PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

[GRAPHIC OMITTED] PHOENIX
                  INVESTMENT PARTNERS, LTD.
                  A MEMBER OF THE PHOENIX COMPANIES, INC.



For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.



NOT INSURED BY FDIC/NCUA OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP 394 (12/04)


ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that E. Virgil Conway and Everett L. Morris possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert". Mr. Conway and Mr. Morris are "independent" trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $167,420 for 2003 and $167,420 for 2004.

Audit-Related Fees
------------------

    (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2004.

Tax Fees
--------

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $28,400 for 2003 and $28,650 for 2004.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

    (e)(1)    Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

                      The Phoenix Series Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

                      The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

    (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                      (b) N/A

                      (c) 100%

                      (d) N/A

    (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

    (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $150,280 for 2003 and $449,650 for 2004.

    (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2)    Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)    Not applicable.

    (b)       Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Phoenix Series Fund
               -------------------------------------------------------
By (Signature and Title)*  /s/ Philip R. McLoughlin
                           -------------------------------------------
                           Philip R. McLoughlin, Chairman
                           (principal executive officer)


Date                       January 10, 2005
        --------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Philip R. McLoughlin
                           -------------------------------------------
                           Philip R. McLoughlin, Chairman
                           (principal executive officer)


Date                       January 10, 2005
        --------------------------------------------------------------


By (Signature and Title)*  /s/ Nancy G. Curtiss
                           -------------------------------------------
                           Nancy G. Curtiss, Treasurer
                           (principal financial officer)


Date                       January 10, 2005
        --------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.